As filed with the SEC on April 14, 2010 .	Registration No. 333-158634

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 1
_____________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Thomas C. Castano
Chief Legal Officer
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2010 pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)

□ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2010

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

VUL ProtectorSM

This prospectus describes an individual flexible premium variable universal life insurance contract, the VUL ProtectorSM Contract (the “Contract”) offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company.  Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Universal Account (the “Account”):

Conservative Balanced	AST CLS Moderate Asset Allocation
Flexible Managed	AST First Trust Balanced Target
Money Market	AST First Trust Capital Appreciation Target
SP Growth Asset Allocation	AST J.P. Morgan Strategic Opportunities
AST Advanced Strategies	AST Preservation Asset Allocation
AST Balanced Asset Allocation	AST Schroders Multi-Asset World Strategies
AST CLS Growth Asset Allocation	AST T. Rowe Price Asset Allocation

For a complete list of the available Variable Investment Options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing a VUL ProtectorSM variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds .  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in VUL ProtectorSM is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 944-8786

PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
Contract Owner	18
Beneficiary	18

OTHER GENERAL CONTRACT PROVISIONS	18
Assignment	18
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19

RIDERS	19
Rider to Provide Lapse Protection	19
Overloan Protection Rider	20
Other Optional Riders	21

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	22

PREMIUMS	22
Minimum Initial Premium	22
Available Types of Premium	22
Allocation of Premiums	23
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	25
Auto-Rebalancing	26

DEATH BENEFITS	26
Contract Date	26
When Proceeds Are Paid	26
Death Claim Settlement Options	26
Types of Death Benefit	26
Changing the Type of Death Benefit	27
Increases in Basic Insurance Amount	27
Decreases in Basic Insurance Amount	28

CONTRACT VALUES	29
Surrender of a Contract	29
How a Contract's Cash Surrender Value Will Vary	29
Persistency Credit	29
Loans	30
Withdrawals	31

LAPSE AND REINSTATEMENT	32

TAXES	32
Tax Treatment of Contract Benefits	32

DISTRIBUTION AND COMPENSATION	35

LEGAL PROCEEDINGS	36

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6%

Premium Based Administrative Charge	Deducted from premium payments.	7.5%

Surrender Charge per $1,000 of Basic Insurance Amount(1)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $2.39 to $34.53

Surrender Charge per $1,000 of an increase in Basic Insurance Amount(1)	Upon lapse or surrender in Basic Insurance Amount.	From $2.39 to $34.53

Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25

Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%

Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25

Enhanced Cash Value Rider fee per $1,000 of Basic Insurance Amount.	One time charge applied on first month of processing.	$0.50

Living Needs Benefit Rider fee	When benefit is paid.	$150

Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)	The charge decreases to zero by the end of the 10th year for each Coverage Segment. This charge varies by duration and the insured’s age, sex, and underwriting class. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.09

Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%

Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08(3)

Net interest on loans(4)	Annually	1% for standard loans. 0.10% for preferred loans.

Administrative fee for Basic Insurance Amount(1)
Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
_____________
Basic Insurance Amount fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$25 plus $0.06 to $1.57 _____________ $25 plus $0.21

Administrative fee for an increase to Basic Insurance Amount(1)
Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase to the Basic Insurance Amount.)
_____________
Increase to Basic Insurance Amount fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase to the Basic Insurance Amount.)
	Monthly	$9 plus $0.06 to $1.57 _____________ $9 plus $0.21

Accidental Death Benefit Rider(5)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07

Children Level Term Rider(5) (Charge per $1,000 of the coverage amount .)	Monthly	$0.42

Disability Benefit Rider(1)(5)
Minimum and Maximum Charges
(Calculated as a percentage of the total of the monthly deductions.)
_____________
Disability Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Calculated as a percentage of the total of the monthly deductions.)
	Monthly	From 19.90% to 28.75% _____________ 28.75%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(4)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(5)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.43%	1.55%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

VUL ProtectorSM is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment

Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.  Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

There are two types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  As long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.

Either type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue.  See Types of Death Benefit and Changing the Type of Death Benefit.

Rider to Provide Lapse Protection Information

Your Contract is issued with a Rider to Provide Lapse Protection.  This rider provides a guarantee that the Contract will not lapse, regardless of investment results, as long as the No-Lapse Guarantee Value is greater than zero.  See Rider to Provide Lapse Protection.

It’s important to note that your No-Lapse Guarantee Value is calculated only to determine if your Contract is in default and does not represent any amounts actually payable as benefits under the Contract and does not change your actual Contract values.  In addition, any no-lapse charges used to calculate your No-Lapse Guarantee Value are used only to determine whether your Contract is in default and do not affect your actual Contract values.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, the monthly deductions described under CHARGES AND EXPENSES, and any added persistency credit.  See Persistency Credit.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life Variable Universal Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract Year.  No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the Fixed Rate Option.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date.  See Increases in Basic Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of the Coverage Segment amount to the total of all Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Persistency Credit Information

If your Contract is not in default, on each Monthly Date on or following at least the 5th Contract Anniversary, we may credit your Contract Fund with an additional amount for keeping your Contract in-force.  See the Persistency Credit section.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law).  In general, you will receive a refund of all premium payments made, less applicable federal and state income tax withholding.  However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less applicable federal and state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.   However, your Death Benefit may be protected under the Rider to Provide Lapse Protection or under the Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund and your No-Lapse Guarantee Value.  The No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or in default, on a monthly basis, and is not payable under the Contract.  It is equal to the No-Lapse Contract Fund, less any Contract Debt.

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  See the Rider to Provide Lapse Protection section.  Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses and you reinstate it, the benefits under the Rider to Provide Lapse Protection will no longer be available.

Risks of Using the Contract as a Short Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic

Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled "The Pruco Life Variable Universal Account".

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.  In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges and the No-Lapse Guarantee Value is zero or less.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a Separate Account, the Pruco Life Variable Universal Account (the "Account" or the "Registrant ") to hold the assets that are associated with the Contracts.  The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account.  Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account.   From time to time Pruco Life will transfer capital contributions and earned fees and charges to its general account.  Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

We are  obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.  The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  There may be Portfolios described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.   Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers

AST Investment Services, Inc. (“AST”) and Prudential Investments LLC (“PI”) serve as co-investment managers of the Advanced Series Trust and the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Fund, with AST and PI (the “Management Agreements”), provide that AST and PI (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund.  The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.  The full names of the investment subadvisers are listed immediately following the chart.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.

Portfolios	Objectives	Subadvisers

THE PRUDENTIAL SERIES FUND - Class 1 Shares

Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA

Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA

Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

SP Growth Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	PIM QMA

THE ADVANCED SERIES TRUST - Class 1 Shares

AST Advanced Strategies	A high level of absolute return.	Jennison LSV MCM PIM PIMCO QMA T. Rowe Price William Blair

AST Balanced Asset Allocation(1)	The highest potential total return consistent with its specified level of risk tolerance.	QMA

AST CLS Growth Asset Allocation	The highest potential total return consistent with its level of risk tolerance.	CLS

AST CLS Moderate Asset Allocation	The highest potential total return consistent with its level of risk tolerance.	CLS

AST First Trust Balanced Target	Long-term capital growth balanced by current income.	First Trust

AST First Trust Capital Appreciation Target	Long-term capital growth.	First Trust

AST J.P. Morgan Strategic Opportunities(2)	Maximum return compared to benchmark through security selection and tactical asset allocation.	JPMorgan

AST Preservation Asset Allocation(3)	The highest potential total return consistent with its specified level of risk tolerance.	QMA

AST Schroders Multi-Asset World Strategies	Long-term capital appreciation.	Schroders

AST T. Rowe Price Asset Allocation	A high level of total return.	T. Rowe Price

(1) Includes all assets from the SP Balanced Asset Allocation Portfolio.
(2) Formerly AST UBS Dynamic Alpha.
(3) Includes all assets from the SP Conservative Asset Allocation Portfolio.

Investment Subadvisers for the Advanced Series Trust and the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	CLS Investments, LLC (“CLS”)
•	First Trust Advisors L.P. (“First Trust”)
•	J.P. Morgan Investment Management, Inc. ("JPMorgan")
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	Schroder Investment Management North America, Inc. and Schroder Investment Management North America, Ltd. (“Schroders”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

The investment managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

More detailed information is available in the attached Fund prospectuses.

The SP Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio each invests only in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into agreements with the investment adviser or distributor of the underlying Funds.  Under the terms of these agreements, Pruco Life provides administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

Pruco Life and/or our affiliates may receive substantial and varying administrative service payments from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Administrative service payments partially compensate for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.   In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

Administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010, the administrative service fees we receive range from 0.05% to 0.40% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund and the Advanced Series Trust are 0.05% and 0.40%, respectively.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Pruco Life's general account.  The general account consists of all assets owned by Pruco Life other than those in the Account and in other Separate Accounts that have been or may be established by Pruco Life.  Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.  Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

Sales Load Charges

We may charge up to 6% of premiums paid for sales expenses in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Currently, we charge 4% of premiums for sales expenses in the first four Contract Years, 3% in Contract Years five through 10, and zero thereafter, of each Coverage Segment.

Premium Based Administrative Charge

We may charge up to 7.5% for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance "COI" charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) by a monthly cost of insurance rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.  The COI charge is deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates vary by issue age, sex, and underwriting class.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary (“CSO”) Mortality Tables.  The duration of the charge also varies by age of the insured.  Our current COI charges range from $0.01 to $83.34 per $1,000 of net amount at risk.  For information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  The first part of the charge is a flat monthly fee of $25 per month in the first Contract Year and $9 per month thereafter.  The second part of the fee is an amount of up to $1.57 per $1,000 of the Basic Insurance Amount. The fee varies by issue age, sex, underwriting class, and extra ratings.  Generally, the rate per $1,000 of Basic Insurance Amount is higher for older issue ages and for higher risk classifications.

The following table provides samples of the initial administrative charges per $1,000 of Basic Insurance Amount:

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker

35	$0.21	$0.24	$0.18	$0.19

45	$0.31	$0.35	$0.27	$0.31

55	$0.53	$0.59	$0.45	$0.50

65	$0.83	$1.00	$0.80	$0.80

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

(b)
Similarly, we charge an administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  The first part of the charge is a flat monthly fee of $9 per month the first two years of the Coverage Segment and zero thereafter.  The second part of the fee is based on the Coverage Segment insurance amount.  The sample per $1,000 charges are the same as those shown in (a) above. The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, underwriting class, extra rating class, if any, and the effective date of the increase.

The highest charge per thousand for either of the instances described above applies to male, smokers above age 74 at certain rating classes.  The lowest charge per thousand for either of the instances described above is $0.06 and applies to females age 0.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life.  Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.  See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.25%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.

We deduct the maximum surrender charge that applies to your Contract in the early durations.  The maximum surrender charge we deduct ranges from $2.39 to $34.53 per $1,000 of Basic Insurance Amount.  For example, the maximum surrender charge for a Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, with no riders is $8.37 per $1,000 of Basic Insurance Amount.  The range of maximum surrender charge is the same for segments representing an increase in Basic Insurance Amount.  Your actual charge will vary by duration, and the insured’s age, sex, and underwriting class.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.  The charge decreases to zero by the end of the 10th year for each Coverage Segment.

We will show a surrender charge threshold for each Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  If during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.

The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

If we are processing a full surrender of your Contract, and your Contract includes the Enhanced Cash Value Rider, and is not in default, we will determine an Additional Amount designed to compensate you for a percentage of the surrender charge.  The Additional Amount will vary based on factors such as, mortality, persistency, taxes, and interest and/or investment experience.  We will add that Additional Amount to the Cash Surrender Value.

This Additional Amount is not payable when your Contract is surrendered in connection with a 1035 Exchange.  The Additional Amount is available in states where it is approved.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year.

(b)	We charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Rider Coverage

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Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Disability Benefit Rider - We deduct a monthly charge for this rider, which pays certain amounts into the Contract if the insured is totally disabled.  The charge is based on issue age, sex, and underwriting class of the insured.  We charge up to 28.75% of the total disability benefit which is equal to the total charges deducted on each Monthly Date, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•
Enhanced Cash Value Rider - We deduct a one time charge from the first monthly deduction on the Contract for this rider, which provides an Additional Amount upon full surrender of the Contract for its surrender value. The current charge is $0.50 per $1,000 of Basic Insurance Amount.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract Owner is the insured.  There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum.  Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.   Additionally, each Contract is issued with an attached Rider to Provide Lapse Protection that is not optional.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Rider to Provide Lapse Protection, the Overloan Protection Rider, and the Living Needs Benefit Rider.  For more details about each rider, see below.

The amounts of these benefits, except for the Disability Benefit Rider and the Rider to Provide Lapse Protection, do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Additional restrictions may apply and are clearly described in the applicable rider.  A Pruco Life representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

Rider to Provide Lapse Protection

Your Contract is issued with an attached Rider to Provide Lapse Protection.  Under the Rider to Provide Lapse Protection, we agree to keep your Contract in-force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero.

At the Contract Date and on each Monthly Date, we will calculate your No-Lapse Guarantee Value (your No-Lapse Contract Fund, less any Contract Debt).  Your No-Lapse Contract Fund is the accumulated value of the prior No-Lapse Contract Fund, plus any no-lapse invested premium amounts, plus no-lapse interest, and minus a No-Lapse charge factor.  Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals, loans, and administrative fees.  If the No-Lapse Guarantee Value is greater than zero, your Contract will remain in-force until the next Monthly Date, even if you experience poor investment results and your Net Cash Value falls to zero or less.

Under the Rider to Provide Lapse Protection, if we receive your initial premium within 30 days after the Contract Date, we apply it to your No-Lapse Contract Fund as if we received it on your Contract Date.  For any premium we receive in the 21-day period preceding a Contract Anniversary on which the sale charges decrease, we will subtract a no-lapse charge for sales expenses no greater than the amount we would subtract if that premium were received on the Contract Anniversary.

Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in-force or in default.  These are not cash values that you realize by surrendering the Contract, nor are they payable as Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.

The charge factor used to determine the No-Lapse Guarantee Contract Fund and No-Lapse Guarantee Value will vary based on face amount, duration, age, sex, underwriting class, and extra ratings.  In addition, the charge factor is used only to determine whether your Contract is in default and does not affect your actual Contract values.  The charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract.

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less and the No-Lapse Guarantee Value equals zero or less, your Contract will be in default.  If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default.

Should any event occur that would cause your Contract to go into default or lapse, we will notify you of the required payment to keep your Contract in-force.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses, and you meet the requirements to reinstate it, you will no longer have a Rider to Provide Lapse Protection.  See LAPSE AND REINSTATEMENT.

If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance.   This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance.  See PREMIUMS and Tax Treatment of Contract Benefits - Treatment as Life Insurance.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your policy, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	we must receive a written request in Good Order to exercise the rider benefits;
(2)	Contract Debt must exceed the Basic Insurance Amount;
(3)	the Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract Debt must be a minimum of 95% of the cash value ;
(6)	the Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a MEC as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the fixed fund.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.   This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Disability Benefit Rider - The Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined by the benefit provisions.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.

Enhanced Cash Value Rider - The Enhanced Cash Value Rider provides an Additional Amount upon full surrender of the Contract for its surrender value, but is not payable when the Contract is surrendered in connection with a 1035 exchange. This rider can only be elected at the time the Contract is issued, and cannot be removed after the Contract is issued.  A minimum Basic Insurance Amount of $250,000 is required for a Contract to be issued with the Enhanced Cash Value Rider.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85.  Currently, the minimum Basic Insurance Amount for a Contract issued for insureds ages 18 through 75 is $75,000 ($50,000 for insureds issue ages 0 through 17, $100,000 for insureds issue ages 76 through 80 and $250,000 for insureds issue ages 81 and above).  For Contracts issued with the Enhanced Cash Value Rider, the minimum Basic Insurance Amount is $250,000.   We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract.  Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 2.35 times the first month’s  No-Lapse Contract Fund charge.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Two suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for each premium type described below.  Understanding them may help you understand how the Contract works.

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The Single Premium No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

•
The Lifetime Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 121, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

You should note that either one or both of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test.  In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance.   If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount.  This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance. If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in-force, and when you will need to pay that amount.  It’s important to know that these additional payment amounts could be substantial.  For an explanation of the Guideline Premium Test and the Cash Value Accumulation Test, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the Rider to Provide Lapse Protection.  When you do make a premium payment, the minimum amount that we will accept is $25.

You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the 10th day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life Variable Universal Account.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the fixed rate investment option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See The Pruco Life Variable Universal Account section.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount.  In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account").  Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from two types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

Contract Owners of a Contract with a Type A (fixed) Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For a Contract with a Type B (variable) Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A (fixed) Death Benefit to a Type B (variable) Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B (variable) Death Benefit to a Type A (fixed) Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.

	Changing the Death Benefit from Type A Type B (Fixed) → (Variable)	Changing the Death Benefit from Type B Type A (Variable) → (Fixed)

Basic Insurance Amount	$300,000 → $250,000	$250,000 → $300,000
Contract Fund	$50,000 → $50,000	$50,000 → $50,000
Death Benefit*	$300,000 → $300,000	$300,000 → $300,000

* assuming there is no Contract Debt

To request a change, fill out an application for change, which can be obtained from ~~your Pruco Life representative~~ or a Service Office.  If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus, creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(6)	if we ask you to do so, you must send us the Contract to be endorsed; and
(7)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

Currently, we charge 4% of premiums for sales expenses in the first four Contract Years, 3% in Contract Years five through 10, and zero thereafter, of each Coverage Segment.  See the definition of Contract Year for an increase in Basic Insurance Amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 2001 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any.  The net amount at risk for the whole Contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments.  In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)	the Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.   We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Customer Value Service Center in Minneapolis.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.

The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, and any added persistency credit.  See Persistency Credit, below.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Persistency Credit

On each Monthly Date on or following at least your 5th Contract Anniversary, if your Contract is not in default, we may credit your Contract Fund with an additional amount (“persistency credit”) for keeping your Contract in-force.  The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.  This will not increase or otherwise affect any charges and expenses applicable to your Contract or riders.  No persistency credit will be calculated on the amount of any Contract loan.

The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans.  The persistency credit currently starts after the 12th Contract Anniversary and is currently calculated using an annual rate equal to 0.20% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly.  The credited amount will be allocated to the investment options according to your current premium allocation.

Determination of Sample Persistency Credit

Contract Fund (net of outstanding loans)	$100,000.00

Monthly Credit Rate	0.01665%

Persistency Credit Amount	$16.65

New Contract Fund (net of outstanding loans)	$100,016.65

If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit.  The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated.  However, if your Contract remains in-force to the next Monthly Date, we will credit your Contract Fund with the calculated monthly amount for that Monthly Date.  The persistency credit will not change the status of your Contract if your Contract Fund, net of outstanding loans, is a negative amount and your Contract is kept in-force under the Rider to Provide Lapse Protection.  The persistency credit amount is not guaranteed, and we reserve the right to change this practice, modify the requirements, or discontinue the feature.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.  On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.  The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, the Contract will go into default, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  It is important to note, that loans reduce your No-Lapse Guarantee Value to the same extent that they reduce your Cash Surrender Value.  We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive No-Lapse Guarantee Value and thus keep the Contract in-force until your next Monthly Date.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  Additionally, if you reinstate your Contract after lapse, your Contract will no longer have the

Rider to Provide Lapse Protection.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Overloan Protection Rider section.

No persistency credit will be calculated on the amount of any Contract loans.  See the Persistency Credit section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  Any loan repayment amounts will also be reflected in your No-Lapse Guarantee Value.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.
(d)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Rider to Provide Lapse Protection, since withdrawals and their associated charges will decrease your No-Lapse Guarantee Value.  See Rider to Provide Lapse Protection.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in-force under the Rider to Provide Lapse Protection.  See Rider to Provide Lapse Protection.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured; and
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.  If your Contract is reinstated after lapse, the benefits under the Rider to Provide Lapse Protection will no longer be available.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes.

Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Pruco Life.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $67,749,409 in 2009, $96,759,988 in 2008, and $106,977,800 in 2007.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $8,360,812 in 2009, $15,852,244 in 2008, and $16,112,532 in 2007.  Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia.

Wachovia and Wells Fargo & Company (“Wells Fargo”) announced that they entered into an Agreement and Plan of Merger, pursuant to which Wachovia would be merged into Wells Fargo, which would succeed to Wachovia’s rights and obligations under the joint venture arrangement with Prudential Financial.  As reported by Wells Fargo, this merger was completed on December 31, 2008.

On December 31, 2009, Prudential Financial sold its minority ownership interest in the joint venture to Wells Fargo.  Prudential Financial was a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities and will continue to provide those services to Wells Fargo Financial Advisors, LLC, an affiliate of Wells Fargo.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is an amount that is generally somewhat larger than the Lifetime Modal No-Lapse Premium.  See Available Types of Premium.  The Commissionable Target Premium will vary by issue age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 122% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, and up to 4.2% on premiums received in excess of the first year's Commissionable Target Premium.  Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium in Contract Years two through four and up to 4% of the Commissionable Target Premium in years five through 10.  Moreover, broker-dealers will receive compensation up to 3% on premiums received in years two through four and up to 2.5% on premiums in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.  Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 122% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and up to 6% of premiums received in years two through four, and up to 4% on premiums received in years five through 10 up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 4.2% on premiums received in year one, and up to 3% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2009) that received payment or accrued a payment amount with respect to variable product business during 2009 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2009 were $3 and $3,913,733, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of its business.  Pruco Life’s pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates.  Pruco Life is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Pruco Life made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.  Pruco Life may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract.  Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents.  Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life and its businesses and products. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) (“Skandia”), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of Pruco Life and serves as investment manager for certain investment options under Pruco Life’s variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

Pruco Life’s litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation or regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information.  Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date -The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment.  For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Monthly Date - The Contract Date and the same date in each subsequent month.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About VUL ProtectorSM

To learn more about the VUL ProtectorSM variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2010 , or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-158634.  The SAI contains additional information about the Pruco Life Variable Universal Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the VUL ProtectorSM SAI, material incorporated by reference, and other information about Pruco Life.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information and personalized illustrations, without charge, or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

VUL ProtectorSM

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the VUL ProtectorSM prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2010 .

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.   Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $17,879,927 in 2009, $18,861,514 in 2008, and $22,064,343 in 2007.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option.  Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.  Pruco Life pays no fees or other compensation to Prudential under this agreement.

1

Our individual life reinsurance treaties covering VUL ProtectorSM Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

The Prudential Insurance Company of America (“Prudential”), Pruco Life Insurance Company (“Pruco Life”), a subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), a subsidiary of Pruco Life, jointly entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Prudential, Pruco Life, and Pruco Life of New Jersey with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels.  Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance.   Under this Agreement, First Express received $2,790,008 in 2009, $3,014,514 in 2008, and $3,144,953 in 2007 from Prudential, Pruco Life, and Pruco Life of New Jersey for services rendered.  First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103.

During 2009, Prudential and First Express entered into a temporary arrangement with the Regulus Group ("Regulus") in which First Express transitioned the lockbox services performed for Prudential to Regulus.  The Regulus Group is a part of the 3i Infotech Group, North America, and is a provider of outsourced billing and payment services.  On December 2, 2009, Regulus began performing remittance processing services under the arrangement and received $223,178 in 2009 for services rendered.  Regulus Group's principal business address is 831 Latour Court, Suite B, Napa, California 94558.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract Owner and the Contract is delivered.

2

There is one principle variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; and (2) Type B, a variable Death Benefit.  The Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance, and the Type B (variable) Death Benefit varies with investment performance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

3

Type A (Fixed) Death Benefit

If		Then

The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is

40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*

60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*

80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*

*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type B (Variable) Death Benefit

If		Then

The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is

40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*

60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000

80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000

*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

5

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2009) that received payment or accrued a payment amount with respect to variable product business during 2009.  The least amount paid or accrued and the greatest amount paid or accrued during 2009 were $3 and $3,913,733, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC, 1ST Global Capital Corp., 3 Mark Equities Inc., Ace Diversified Capital, Inc., AFA Financial Group LLC, Allstate Financial Services LLC, American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Ameritas Investment Corp., AON Benfield Securities, Inc., Arlington Securities Inc., Askar Corp., Associated Securities Corp., AXA Advisors LLC, BB&T Investments Services Inc., BCG Securities Inc., Becker & Suffern Ltd., Benefit Funding Services LLC, Berthel Fisher & Company Financial Services Inc., BG Worldwide Securities Inc., Brecek & Young Advisors Inc., Broker Dealer Financial Services Corp., Brokers International Financial Services, Brookstone Securities, Inc., Cadaret  Grant & Company Inc., Cambridge Investment Research Inc., Cambridge Legacy Securities LLC, Cantella & Company Inc., Cantone Research Inc., Capital Analysts Inc., Capital Financial Services Inc., Capital Investment Group Inc., Catholic Financial Services Corp., CBIZ Financial Solutions Inc., Centara Capital Securities, Inc., Centaurus Financial Inc., CFD Investments Inc., CFG Financial Associates Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Clark Securities Inc., CMS Investment Resources Inc., Comerica Securities Inc., Commonwealth Financial Network, Comprehensive Asset Management & Services, Conservative Financial Services Inc., Cornerstone Institutional Investors Inc., CPS Financial and Insurance Services Inc., Crown Capital Securities LP, Curtis Securities LLC, Cutter & Company Brokerage Inc., Dempsey Financial

6

Network Inc., Dewaay Financial Network, LLC., Dolphin Securities Inc., Edward D. Jones and Company LP, Elite Securities Inc., Empire Securities Corp., Eplanning Securities Inc., Equity Services Inc., Essex Financial Services Inc., Farmers Financial Solutions Inc., FAS Corp., Ferris Baker Watts Inc., Fifth Third Securities Inc., Financial Network Investment Corp., Financial West Group, Fintegra LLC, First Allied Securities Inc., First Brokerage America, LLC., First Heartland Capital Inc., First Midwest Securities Inc., Foothill Securities Inc., Fortune Financial Services Inc., Fortune Securities Inc., FPCM Securities, LLC, FSC Securities Corp., GA Financial Inc., Geneos Wealth Management Inc., Genworth Financial Securities Corp., Girard Securities Inc., Great American Advisors Inc., Guardian Investors Services Corp., Gunn Allen Financial Inc., GWN Securities Inc., H&R Block Financial Advisors Inc., Haas Financial Products Inc., Hancock Securities Group, Hantz Financial Services, Inc., Harbour Investments Inc., HD Vest Investment Securities Inc., Herndon Plant Oakley Limited, Horan Securities Inc., Hornor Townsend & Kent Inc., Huntleigh Securities Corp., IMS Securities Inc., ING Financial Partners Inc., Interlink Securities Corp., Intervest Int'l. Equities Corp., Invest Financial Corp., Investacorp Inc., Investment Planners Inc., Investors Capital Corp., Investors Security Company Inc., Janney Montgomery Scott LLC, JJB Hilliard, WL Lyons, LLC, JW Cole Financial Inc., KCD Financial Inc., KMS Financial Services, Inc., Kovack Securities Inc., Landoak Securities, Larimer Capital Corp., Lasalle St. Securities LLC, The Leaders Group Inc., Legend Equities Corp., Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning Inc., LM Kohn & Company, Loria Financial Group LLC, LPL Financial Corp., LSY Inc. DBA American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc., M&T Securities, Inc., MAFG RIA Services Inc., Medallion Investment Services Inc., Meridien Financial Group Inc., Merrill Lynch Pierce Fenner & Smith Inc., Metlife Securities, Inc., Mid Atlantic Capital Corp., MMC Securities Corp., MML Investors Services Inc., Money Concepts Capital Corp., Moors & Cabot Inc., Morgan Keegan & Company Inc., Morgan Stanley & Co. Inc., MTL Equity Products Inc., Multi Financial Securities Corp., Mutual Service Corp., MWA Financial Services Inc., National Planning Corp., NBC Securities Inc., New England Securities, Newport Group Securities Inc., Next Financial Group Inc., NFP Securities Inc., Northland Securities Inc., Northwestern Mutual Investment Services, NPB Financial Group, LLC, NRP Financial, Inc., NYLife Securities, Oberweis Securities, Ogilvie Security Advisors Corp., Omnivest Inc., One Securities Corp., Oneamerica Securities Inc., Pacific West Securities Inc., Packerland Brokerage Services Inc., Papalia Securities, Inc., Park Avenue Securities LLC, Partnervest Securities Inc., PJ Robb Variable Corp., Primevest Financial Services Inc., Princor Financial Services, Private Consulting Group Inc., Proequities Inc., Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc., QA3 Financial Corp., Quest Capital Strategies Inc., Questar Capital Corp., RA Bench, Rampart Financial Services Inc., Raymond James & Associates Inc., RBC Capital Markets Corp., Resource Horizons Group LLC, Retirement Capital Group Securities Inc., RMIN Securities Inc., Robert W Baird & Co. Inc., Royal Alliance Associates Inc., Rydex Distributors Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, SCF Securities Inc., Securian Financial Services Inc., Securities America Inc., Securities Service Network Inc., Sigma Financial Corp., Signal Securities Inc., Signator Investors Inc., SII Investments Inc., SMH Capital, Inc., Smith, Brown & Groover Inc., Southwest Securities Inc., SSI Equity Services Inc., Stanley Laman Group Securities LLC, Stephens Inc., Stifel Nicolaus & Co. Inc., Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc., Sunset Financial Services Inc., Symetra Investments Services Inc., Syndicated Capital Inc., Synergy Investment Group LLC, TD Wealth Management Services, Inc., TFS Securities Inc., The Enterprise Securities Company, The Investment Center Inc., The New Penfacs, Inc., The ON Equity Sales Company, The Strategic Financial Alliance Inc., Thoroughbred Financial Services LLC, Tower Square Securities Inc., Trading Services Group Inc., Transamerica Financial Advisors, Inc., Triad Advisors Inc., Trustmont Financial Group, Inc., UBS Financial Services Inc., United Planners Financial Services, Univest Investments Inc., USA Advanced Planners, Inc., USA Financial Securities Corp., USI Securities Inc., UVEST Investment Services Inc., Valmark Securities Inc., VFIC Securities Inc., VSR Financial Services Inc., Wachovia Insurance Services Broker Dealer, Wachovia Securities LLC, Wall Street Financial Group Inc., Walnut Street Securities, Waterstone Financial Group Inc., Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc., Woodbury Financial Services Inc., Workman Securities Corp., World Equity Group, Worth Financial Group Inc., WRP Investments Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and the financial statements of Pruco Life Variable Universal Account as of December 31, 2009 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

7

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if VUL ProtectorSM had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with VUL ProtectorSM are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

8

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

ASSETS
Investment in the portfolios, at value	$254,664,455	$95,396,345	$57,330,263	$6,290,022

Net Assets	$254,664,455	$95,396,345	$57,330,263	$6,290,022

NET ASSETS, representing:
Accumulation units	$254,664,455	$95,396,345	$57,330,263	$6,290,022

	$254,664,455	$95,396,345	$57,330,263	$6,290,022

Units outstanding	155,045,619	39,173,444	39,201,075	5,133,665

Portfolio shares held	25,466,446	8,548,060	2,570,864	440,478
Portfolio net asset value per share	$10.00	$11.16	$22.30	$14.28
Investment in portfolio shares, at cost	$254,664,455	$93,442,753	$56,812,425	$6,531,555

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

INVESTMENT INCOME
Dividend income	$1,032,255	$4,192,155	$772,948	$179,147

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	1,217,580	421,368	162,270	38,698
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	1,217,580	421,368	162,270	38,698

NET INVESTMENT INCOME (LOSS)	(185,325)	3,770,787	610,678	140,449

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,547,761	0	0
Realized gain (loss) on shares redeemed	0	(525,331)	(1,465,592)	(90,708)
Net change in unrealized gain (loss) on investments	0	11,300,609	16,841,764	851,946

NET GAIN (LOSS) ON INVESTMENTS	0	12,323,039	15,376,172	761,238

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(185,325)	$16,093,826	$15,986,850	$901,687

The accompanying notes are an integral part of these financial statements.
A1

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$7,760,556	$21,853,528	$162,565,822	$12,631,743	$6,367,051	$17,090,182

$7,760,556	$21,853,528	$162,565,822	$12,631,743	$6,367,051	$17,090,182

$7,760,556	$21,853,528	$162,565,822	$12,631,743	$6,367,051	$17,090,182

$7,760,556	$21,853,528	$162,565,822	$12,631,743	$6,367,051	$17,090,182

4,262,125	12,997,575	112,803,027	5,906,002	607,531	14,707,808

529,731	4,524,540	5,828,821	836,539	171,388	1,024,591
$14.65	$4.83	$27.89	$15.10	$37.15	$16.68
$7,706,865	$21,692,814	$173,181,040	$15,627,605	$5,768,042	$17,566,792

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$290,352	$1,168,377	$3,768,980	$226,245	$30,515	$413,975

41,893	31,411	554,032	66,908	19,904	47,464
0	0	0	0	(2)	0

41,893	31,411	554,032	66,908	19,902	47,464

248,459	1,136,966	3,214,948	159,337	10,613	366,511

0	0	0	0	503,919	0
(216,591)	(150,850)	(6,262,022)	(2,237,559)	18,841	(661,028)
1,242,833	3,219,089	35,608,040	6,057,974	2,007,236	4,344,637

1,026,242	3,068,239	29,346,018	3,820,415	2,529,996	3,683,609

$1,274,701	$4,205,205	$32,560,966	$3,979,752	$2,540,609	$4,050,120

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

ASSETS
Investment in the portfolios, at value	$102,004,188	$46,131,554	$22,305,629	$5,227,439

Net Assets	$102,004,188	$46,131,554	$22,305,629	$5,227,439

NET ASSETS, representing:
Accumulation units	$102,004,188	$46,131,554	$22,305,629	$5,227,439

	$102,004,188	$46,131,554	$22,305,629	$5,227,439

Units outstanding	30,729,521	45,194,782	6,665,913	4,935,118

Portfolio shares held	8,600,690	2,210,424	1,612,844	426,034
Portfolio net asset value per share	$11.86	$20.87	$13.83	$12.27
Investment in portfolio shares, at cost	$102,215,538	$40,029,673	$25,611,303	$5,473,123

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

INVESTMENT INCOME
Dividend income	$3,067,726	$259,801	$338,494	$116,526

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	591,689	118,838	110,067	23,728
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	591,689	118,838	110,067	23,728

NET INVESTMENT INCOME (LOSS)	2,476,037	140,963	228,427	92,798

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	346,985	0	1,837,031	0
Realized gain (loss) on shares redeemed	(27,202)	(428,644)	(190,280)	(283,710)
Net change in unrealized gain (loss) on investments	3,957,210	14,561,747	2,488,432	2,135,420

NET GAIN (LOSS) ON INVESTMENTS	4,276,993	14,133,103	4,135,183	1,851,710

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,753,030	$14,274,066	$4,363,610	$1,944,508

The accompanying notes are an integral part of these financial statements.
A3

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio - Institutional Shares	MFS VIT Growth Series - Initial Class	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP Davis Value Portfolio

$3,685,965	$2,198,221	$8,093,513	$3,581,872	$844,606	$38,581,513

$3,685,965	$2,198,221	$8,093,513	$3,581,872	$844,606	$38,581,513

$3,685,965	$2,198,221	$8,093,513	$3,581,872	$844,606	$38,581,513

$3,685,965	$2,198,221	$8,093,513	$3,581,872	$844,606	$38,581,513

5,000,422	3,014,924	5,240,821	4,607,685	877,650	32,190,595

172,000	102,577	1,532,862	212,322	156,990	4,444,875
$21.43	$21.43	$5.28	$16.87	$5.38	$8.68
$3,671,842	$1,972,275	$10,601,002	$3,776,862	$981,330	$42,590,014

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio - Institutional Shares	MFS VIT Growth Series - Initial Class	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP Davis Value Portfolio

$17,246	$6,277	$385,979	$0	$40,484	$518,492

20,359	11,767	41,936	14,397	1,636	79,139
0	0	0	0	0	0

20,359	11,767	41,936	14,397	1,636	79,139

(3,113)	(5,490)	344,043	(14,397)	38,848	439,353

0	0	0	0	0	0
(622,255)	(13,321)	(1,016,058)	(171,048)	(115,346)	(1,624,091)
1,616,895	662,813	1,864,514	1,293,261	233,506	10,449,228

994,640	649,492	848,456	1,122,213	118,160	8,825,137

$991,527	$644,002	$1,192,499	$1,107,816	$157,008	$9,264,490

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Dreyfus MidCap Stock Portfolio - Initial Shares	Dreyfus Developing Leaders Portfolio - Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio

ASSETS
Investment in the portfolios, at value	$281,773	$2,279,423	$36,145,297	$1,422,111

Net Assets	$281,773	$2,279,423	$36,145,297	$1,422,111

NET ASSETS, representing:
Accumulation units	$281,773	$2,279,423	$36,145,297	$1,422,111

	$281,773	$2,279,423	$36,145,297	$1,422,111

Units outstanding	238,213	4,972,129	24,945,254	147,019

Portfolio shares held	26,938	97,038	3,692,063	98,621
Portfolio net asset value per share	$10.46	$23.49	$9.79	$14.42
Investment in portfolio shares, at cost	$373,339	$2,918,703	$42,740,877	$1,147,808

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Dreyfus MidCap Stock Portfolio - Initial Shares	Dreyfus Developing Leaders Portfolio - Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio

INVESTMENT INCOME
Dividend income	$3,822	$37,552	$435,582	$2,902

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	514	3,878	71,349	701
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	514	3,878	71,349	701

NET INVESTMENT INCOME (LOSS)	3,308	33,674	364,233	2,201

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(65,264)	(770,997)	(2,995,023)	3,656
Net change in unrealized gain (loss) on investments	134,984	1,144,833	10,946,448	336,380

NET GAIN (LOSS) ON INVESTMENTS	69,720	373,836	7,951,425	340,036

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,028	$407,510	$8,315,658	$342,237

The accompanying notes are an integral part of these financial statements.
A5

SUBACCOUNTS (Continued)

Goldman Sachs Structured Small Cap Equity Fund	AIM V.I. Utilities Fund	AIM V.I. Technology Fund	Janus Aspen Enterprise Portfolio - Service Shares	Janus Aspen Balanced Portfolio - Service Shares	Oppenheimer MidCap Fund/VA

$1,100,719	$16,715	$376,746	$1,270,816	$21,812,412	$854,936

$1,100,719	$16,715	$376,746	$1,270,816	$21,812,412	$854,936

$1,100,719	$16,715	$376,746	$1,270,816	$21,812,412	$854,936

$1,100,719	$16,715	$376,746	$1,270,816	$21,812,412	$854,936

906,128	16,412	1,297,335	1,917,055	14,890,035	1,806,063

124,798	1,152	28,563	42,502	780,967	23,914
$8.82	$14.51	$13.19	$29.90	$27.93	$35.75
$1,370,977	$20,310	$345,673	$1,333,348	$19,021,381	$1,014,660

SUBACCOUNTS (Continued)

Goldman Sachs Structured Small Cap Equity Fund	AIM V.I. Utilities Fund	AIM V.I. Technology Fund	Janus Aspen Enterprise Portfolio - Service Shares	Janus Aspen Balanced Portfolio - Service Shares	Oppenheimer MidCap Fund/VA

$11,297	$741	$0	$0	$534,518	$0

1,743	31	688	2,087	38,731	1,762
0	0	0	0	0	0

1,743	31	688	2,087	38,731	1,762

9,554	710	(688)	(2,087)	495,787	(1,762)

0	187	0	0	715,271	0
(179,419)	(5,562)	(71,155)	(491,269)	20,879	(474,523)
366,772	7,000	214,806	839,119	3,216,647	691,893

187,353	1,625	143,651	347,850	3,952,797	217,370

$196,907	$2,335	$142,963	$345,763	$4,448,584	$215,608

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Janus Portfolio - Service Shares	Prudential SP Strategic Partners Focused Growth Portfolio

ASSETS
Investment in the portfolios, at value	$0	$0	$2,591,728	$4,656,862

Net Assets	$0	$0	$2,591,728	$4,656,862

NET ASSETS, representing:
Accumulation units	$0	$0	$2,591,728	$4,656,862

	$0	$0	$2,591,728	$4,656,862

Units outstanding	0	0	2,729,629	4,048,077

Portfolio shares held	0	0	122,773	675,887
Portfolio net asset value per share	$0.00	$0.00	$21.11	$6.89
Investment in portfolio shares, at cost	$0	$0	$2,406,703	$4,586,783

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Janus Portfolio - Service Shares	Prudential SP Strategic Partners Focused Growth Portfolio

INVESTMENT INCOME
Dividend income	$1,703,911	$528,101	$8,501	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	117,983	17,364	5,384	11,501
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	117,983	17,364	5,384	11,501

NET INVESTMENT INCOME (LOSS)	1,585,928	510,737	3,117	(11,501)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,216,840	0	0	0
Realized gain (loss) on shares redeemed	1,906,085	(1,099,105)	(31,457)	(150,483)
Net change in unrealized gain (loss) on investments	1,207,243	3,219,464	713,685	1,564,083

NET GAIN (LOSS) ON INVESTMENTS	4,330,168	2,120,359	682,228	1,413,600

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,916,096	$2,631,096	$685,345	$1,402,099

The accompanying notes are an integral part of these financial statements.
A7

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio

$15,895,128	$26,435,294	$0	$0	$93,814,971	$0

$15,895,128	$26,435,294	$0	$0	$93,814,971	$0

$15,895,128	$26,435,294	$0	$0	$93,814,971	$0

$15,895,128	$26,435,294	$0	$0	$93,814,971	$0

20,978,395	18,088,573	0	0	75,887,967	0

3,524,419	4,098,495	0	0	11,683,060	0
$4.51	$6.45	$0.00	$0.00	$8.03	$0.00
$20,310,997	$28,094,231	$0	$0	$106,027,979	$0

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio

$0	$159,890	$343,786	$1,391,613	$1,705,812	$373,575

31,086	55,516	21,437	86,071	157,756	41,450
0	0	0	0	0	0

31,086	55,516	21,437	86,071	157,756	41,450

(31,086)	104,374	322,349	1,305,542	1,548,056	332,125

0	0	0	369,612	1,115,592	0
(811,045)	(826,875)	(574,303)	(6,215,542)	(3,745,055)	(7,677,447)
4,612,145	8,393,809	2,065,328	14,483,295	20,457,863	14,214,145

3,801,100	7,566,934	1,491,025	8,637,365	17,828,400	6,536,698

$3,770,014	$7,671,308	$1,813,374	$9,942,907	$19,376,456	$6,868,823

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Janus Aspen Overseas Portfolio - Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund

ASSETS
Investment in the portfolios, at value	$6,535,117	$14,167,656	$24,874,852	$1,717,589

Net Assets	$6,535,117	$14,167,656	$24,874,852	$1,717,589

NET ASSETS, representing:
Accumulation units	$6,535,117	$14,167,656	$24,874,852	$1,717,589

	$6,535,117	$14,167,656	$24,874,852	$1,717,589

Units outstanding	3,189,340	10,408,651	18,228,427	140,671

Portfolio shares held	144,967	3,059,969	3,917,299	129,727
Portfolio net asset value per share	$45.08	$4.63	$6.35	$13.24
Investment in portfolio shares, at cost	$5,407,660	$18,874,074	$32,073,566	$1,933,009

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	Janus Aspen Overseas Portfolio - Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund

INVESTMENT INCOME
Dividend income	$18,223	$251,122	$636,021	$9,386

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	8,766	25,790	52,999	0
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	8,766	25,790	52,999	0

NET INVESTMENT INCOME (LOSS)	9,457	225,332	583,022	9,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	119,246	0	0	0
Realized gain (loss) on shares redeemed	(33,085)	(1,331,712)	(4,132,873)	(109,686)
Net change in unrealized gain (loss) on investments	2,597,602	4,807,372	9,363,278	572,137

NET GAIN (LOSS) ON INVESTMENTS	2,683,763	3,475,660	5,230,405	462,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,693,220	$3,700,992	$5,813,427	$471,837

* Represents less than one share

The accompanying notes are an integral part of these financial statements.
A9

SUBACCOUNTS (Continued)

M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund	ProFund VP Asia 30 Fund	ProFund VP Banks Fund	ProFund VP Basic Materials Fund

$1,175,110	$1,852,131	$625,755	$46,531	$2	$10,041

$1,175,110	$1,852,131	$625,755	$46,531	$2	$10,041

$1,175,110	$1,852,131	$625,755	$46,531	$2	$10,041

$1,175,110	$1,852,131	$625,755	$46,531	$2	$10,041

80,527	124,811	46,345	15,096	3	5,593

57,406	160,080	65,869	867	0 *	248
$20.47	$11.57	$9.50	$53.70	$11.74	$40.45
$1,210,445	$2,442,621	$650,876	$39,835	$1	$8,741

SUBACCOUNTS (Continued)

M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund	ProFund VP Asia 30 Fund	ProFund VP Banks Fund	ProFund VP Basic Materials Fund

$431	$40,299	$4,243	$360	$0	$45

0	0	0	95	0	24
0	0	0	0	0	0

0	0	0	95	0	24

431	40,299	4,243	265	0	21

0	0	0	4,809	0	0
(197,685)	(473,488)	(47,487)	12	(2,588)	1,378
516,335	705,350	164,231	11,278	3	7,459

318,650	231,862	116,744	16,099	(2,585)	8,837

$319,081	$272,161	$120,987	$16,364	$(2,585)	$8,858

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	ProFund VP Bear Fund	ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund	ProFund VP Consumer Services Fund

ASSETS
Investment in the portfolios, at value	$4,815	$314	$1,565	$3

Net Assets	$4,815	$314	$1,565	$3

NET ASSETS, representing:
Accumulation units	$4,815	$314	$1,565	$3

	$4,815	$314	$1,565	$3

Units outstanding	7,744	179	1,542	3

Portfolio shares held	194	14	163	0	*
Portfolio net asset value per share	$24.79	$21.76	$9.61	$26.37
Investment in portfolio shares, at cost	$6,416	$293	$1,576	$4

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	ProFund VP Bear Fund	ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund	ProFund VP Consumer Services Fund

INVESTMENT INCOME
Dividend income	$10	$0	$16	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	75	4	73	0
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	75	4	73	0

NET INVESTMENT INCOME (LOSS)	(65)	(4)	(57)	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	10,415	23	41,324	0
Net change in unrealized gain (loss) on investments	(2,026)	0	(258)	1

NET GAIN (LOSS) ON INVESTMENTS	8,389	23	41,066	1

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,324	$19	$41,009	$1

* Represents less than one share

The accompanying notes are an integral part of these financial statements.
A11

SUBACCOUNTS (Continued)

ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund	ProFund VP Europe 30 Fund	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund

$170	$66,065	$51,675	$55,000	$53,408	$0

$170	$66,065	$51,675	$55,000	$53,408	$0

$170	$66,065	$51,675	$55,000	$53,408	$0

$170	$66,065	$51,675	$55,000	$53,408	$0

128	27,577	30,962	72,180	42,941	0

6	1,667	2,454	3,071	1,895	0	*
$29.63	$39.64	$21.06	$17.91	$28.19	$29.82
$182	$67,999	$42,476	$64,948	$45,813	$0

SUBACCOUNTS (Continued)

ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund	ProFund VP Europe 30 Fund	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund

$4	$0	$1,212	$885	$317	$0

0	105	87	111	107	0
0	0	0	0	0	0

0	105	87	111	107	0

4	(105)	1,125	774	210	0

0	7,260	0	0	0	0
(95)	(7,582)	(3,477)	(2,841)	(6,899)	0
144	204	13,837	10,772	15,847	0

49	(118)	10,360	7,931	8,948	0

$53	$(223)	$11,485	$8,705	$9,158	$0

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	ProFund VP Internet Fund	ProFund VP Japan Fund	ProFund VP Mid-Cap Growth Fund	ProFund VP Mid-Cap Value Fund

ASSETS
Investment in the portfolios, at value	$2,061	$47,876	$2,908	$12,198

Net Assets	$2,061	$47,876	$2,908	$12,198

NET ASSETS, representing:
Accumulation units	$2,061	$47,876	$2,908	$12,198

	$2,061	$47,876	$2,908	$12,198

Units outstanding	1,024	35,298	1,951	7,664

Portfolio shares held	44	3,515	109	563
Portfolio net asset value per share	$46.50	$13.62	$26.64	$21.66
Investment in portfolio shares, at cost	$1,979	$47,664	$2,286	$16,274

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	ProFund VP Internet Fund	ProFund VP Japan Fund	ProFund VP Mid-Cap Growth Fund	ProFund VP Mid-Cap Value Fund

INVESTMENT INCOME
Dividend income	$0	$216	$0	$121

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	1	76	6	26
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	1	76	6	26

NET INVESTMENT INCOME (LOSS)	(1)	140	(6)	95

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(54)	(2,077)	9	(666)
Net change in unrealized gain (loss) on investments	388	6,789	938	3,454

NET GAIN (LOSS) ON INVESTMENTS	334	4,712	947	2,788

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$333	$4,852	$941	$2,883

The accompanying notes are an integral part of these financial statements.
A13

SUBACCOUNTS (Continued)

ProFund VP Money Market Fund	ProFund VP NASDAQ-100 Fund	ProFund VP Pharmaceuticals Fund	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund

$3,032,394	$103,775	$330	$58,005	$46,083	$15,215

$3,032,394	$103,775	$330	$58,005	$46,083	$15,215

$3,032,394	$103,775	$330	$58,005	$46,083	$15,215

$3,032,394	$103,775	$330	$58,005	$46,083	$15,215

2,792,851	63,488	345	26,273	33,296	24,588

3,032,394	6,374	14	1,381	1,281	1,065
$1.00	$16.28	$22.95	$42.00	$35.97	$14.29
$3,032,394	$78,842	$312	$49,008	$41,612	$13,931

SUBACCOUNTS (Continued)

ProFund VP Money Market Fund	ProFund VP NASDAQ-100 Fund	ProFund VP Pharmaceuticals Fund	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund

$1,016	$0	$8	$469	$940	$79

7,685	178	0	126	70	36
0	0	0	0	0	0

7,685	178	0	126	70	36

(6,669)	(178)	8	343	870	43

0	0	0	0	0	0
0	4,350	(16)	(5,148)	5,775	2,062
0	25,103	57	9,204	5,689	1,289

0	29,453	41	4,056	11,464	3,351

$(6,669)	$29,275	$49	$4,399	$12,334	$3,394

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	ProFund VP Semiconductor Fund		ProFund VP Short NASDAQ-100 Fund	ProFund VP Short Small-Cap Fund		ProFund VP Small-Cap Fund

ASSETS
Investment in the portfolios, at value	$1		$5,588	$0		$100,091

Net Assets	$1		$5,588	$0		$100,091

NET ASSETS, representing:
Accumulation units	$1		$5,588	$0		$100,091

	$1		$5,588	$0		$100,091

Units outstanding	1		13,035	0		65,878

Portfolio shares held	0	*	466	0	*	4,470
Portfolio net asset value per share	$17.94		$11.99	$11.92		$22.39
Investment in portfolio shares, at cost	$1		$5,537	$0		$85,944

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	ProFund VP Semiconductor Fund		ProFund VP Short NASDAQ-100 Fund	ProFund VP Short Small-Cap Fund		ProFund VP Small-Cap Fund

INVESTMENT INCOME
Dividend income	$0		$0	$0		$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	3		31	55		126
Reimbursement for excess expenses	0		0	0		0

NET EXPENSES	3		31	55		126

NET INVESTMENT INCOME (LOSS)	(3)		(31)	(55)		(126)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0		0	0		0
Realized gain (loss) on shares redeemed	143		660	16,762		2,283
Net change in unrealized gain (loss) on investments	0		51	3		13,295

NET GAIN (LOSS) ON INVESTMENTS	143		711	16,765		15,578

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$140		$680	$16,710		$15,452

* Represents less than one share

The accompanying notes are an integral part of these financial statements.
A15

SUBACCOUNTS (Continued)

ProFund VP Small-Cap Growth Fund	ProFund VP Small-Cap Value Fund		ProFund VP Technology Fund	ProFund VP Telecommunications Fund	ProFund VP U.S. Government Plus Fund	ProFund VP UltraMid-Cap Fund

$6,768	$1		$30,021	$3,686	$6	$3

$6,768	$1		$30,021	$3,686	$6	$3

$6,768	$1		$30,021	$3,686	$6	$3

$6,768	$1		$30,021	$3,686	$6	$3

4,316	1		19,215	3,361	5	2

297	0	*	1,976	548	0 *	0	*
$22.82	$22.38		$15.19	$6.73	$17.88	$18.36
$5,558	$1		$21,570	$3,678	$7	$3

SUBACCOUNTS (Continued)

ProFund VP Small-Cap Growth Fund	ProFund VP Small-Cap Value Fund		ProFund VP Technology Fund	ProFund VP Telecommunications Fund	ProFund VP U.S. Government Plus Fund	ProFund VP UltraMid-Cap Fund

$0	$0		$0	$108	$0	$0

14	0		57	9	8	18
0	0		0	0	0	0

14	0		57	9	8	18

(14)	0		(57)	99	(8)	(18)

154	0		0	0	1,075	0
4,052	0		(2,083)	(3,839)	(1,327)	7,629
1,210	0		12,316	4,097	(3)	0

5,416	0		10,233	258	(255)	7,629

$5,402	$0		$10,176	$357	$(263)	$7,611

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	ProFund VP UltraNASDAQ-100 Fund	ProFund VP UltraSmall-Cap Fund		ProFund VP Bull Fund	ProFund VP Utilities Fund

ASSETS
Investment in the portfolios, at value	$12,755	$4		$105,017	$566

Net Assets	$12,755	$4		$105,017	$566

NET ASSETS, representing:
Accumulation units	$12,755	$4		$105,017	$566

	$12,755	$4		$105,017	$566

Units outstanding	7,966	3		85,508	314

Portfolio shares held	792	0	*	4,490	21
Portfolio net asset value per share	$16.10	$10.89		$23.39	$27.45
Investment in portfolio shares, at cost	$12,481	$3		$91,316	$543

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	ProFund VP UltraNASDAQ-100 Fund	ProFund VP UltraSmall-Cap Fund	ProFund VP Bull Fund	ProFund VP Utilities Fund

INVESTMENT INCOME
Dividend income	$0	$4	$614	$32

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	49	25	141	2
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	49	25	141	2

NET INVESTMENT INCOME (LOSS)	(49)	(21)	473	30

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	37,082	16,883	5,876	32
Net change in unrealized gain (loss) on investments	116	0	13,017	164

NET GAIN (LOSS) ON INVESTMENTS	37,198	16,883	18,893	196

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,149	$16,862	$19,366	$226

* Represents less than one share

The accompanying notes are an integral part of these financial statements.
A17

SUBACCOUNTS (Continued)

AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Portfolio	AST DeAm Large-Cap Value Portfolio	AST Neuberger Berman Small- Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio

$13,174,407	$1,895,591	$1,105,555	$1,947,916	$577,723	$1,001,467

$13,174,407	$1,895,591	$1,105,555	$1,947,916	$577,723	$1,001,467

$13,174,407	$1,895,591	$1,105,555	$1,947,916	$577,723	$1,001,467

$13,174,407	$1,895,591	$1,105,555	$1,947,916	$577,723	$1,001,467

1,371,341	186,370	92,906	199,803	59,937	97,655

1,232,405	393,276	90,992	250,375	76,520	143,271
$10.69	$4.82	$12.15	$7.78	$7.55	$6.99
$13,065,177	$2,134,446	$1,096,835	$2,411,032	$610,156	$1,152,632

SUBACCOUNTS (Continued)

AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Portfolio	AST DeAm Large-Cap Value Portfolio	AST Neuberger Berman Small- Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio

$0	$37,212	$7,180	$14,372	$0	$1,592

26,795	1,275	827	1,552	437	745
0	0	0	0	0	0

26,795	1,275	827	1,552	437	745

(26,795)	35,937	6,353	12,820	(437)	847

0	0	60,760	0	0	0
(272,874)	(487,489)	(15,732)	(141,227)	(19,032)	(50,570)
4,760,323	929,060	129,674	451,570	127,665	283,117

4,487,449	441,571	174,702	310,343	108,633	232,547

$4,460,654	$477,508	$181,055	$323,163	$108,196	$233,394

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio

ASSETS
Investment in the portfolios, at value	$2,433,320	$1,780,115	$12,169,961	$7,436,437

Net Assets	$2,433,320	$1,780,115	$12,169,961	$7,436,437

NET ASSETS, representing:
Accumulation units	$2,433,320	$1,780,115	$12,169,961	$7,436,437

	$2,433,320	$1,780,115	$12,169,961	$7,436,437

Units outstanding	227,455	142,997	1,657,064	845,067

Portfolio shares held	225,099	392,096	1,022,686	457,064
Portfolio net asset value per share	$10.81	$4.54	$11.90	$16.27
Investment in portfolio shares, at cost	$2,627,119	$1,777,174	$16,219,703	$8,587,948

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio

INVESTMENT INCOME
Dividend income	$30,994	$0	$287,739	$51,568

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	1,826	1,228	24,135	11,668
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	1,826	1,228	24,135	11,668

NET INVESTMENT INCOME (LOSS)	29,168	(1,228)	263,604	39,900

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(111,663)	(51,770)	(672,289)	(282,885)
Net change in unrealized gain (loss) on investments	598,275	619,982	2,412,136	1,913,684

NET GAIN (LOSS) ON INVESTMENTS	486,612	568,212	1,739,847	1,630,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$515,780	$566,984	$2,003,451	$1,670,699

The accompanying notes are an integral part of these financial statements.
A19

SUBACCOUNTS (Continued)

AST MFS Growth Portfolio	AST Neuberger Berman Mid- Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Value Fund	AST MFS Global Equity Portfolio

$526,238	$332,859	$8,378,115	$1,019,304	$8,390,976	$723,639

526,238	$332,859	$8,378,115	$1,019,304	$8,390,976	$723,639

$526,238	$332,859	$8,378,115	$1,019,304	$8,390,976	$723,639

$526,238	$332,859	$8,378,115	$1,019,304	$8,390,976	$723,639

49,918	29,721	920,501	82,229	626,765	58,572

61,548	20,052	558,914	97,448	445,381	79,608
$8.55	$16.60	$14.99	$10.46	$18.84	$9.09
$514,707	$395,447	$8,647,435	$1,046,940	$10,644,226	$798,431

SUBACCOUNTS (Continued)

AST MFS Growth Portfolio	AST Neuberger Berman Mid- Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio

$600	$0	$3,377	$31,947	$89,713	$11,099

368	338	16,566	658	6,311	539
0	0	0	0	0	0

368	338	16,566	658	6,311	539

232	(338)	(13,189)	31,289	83,402	10,560

0	0	0	43,611	1,929,692	0
(14,907)	(43,120)	(214,625)	(5,603)	(550,113)	(46,611)
104,951	131,099	2,329,086	(11,743)	1,153,645	201,687

90,044	87,979	2,114,461	26,265	2,533,224	155,076

$90,276	$87,641	$2,101,272	$57,554	$2,616,626	$165,636

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares	American Century VP Mid Cap Value Fund - Class 1 Shares

ASSETS
Investment in the portfolios, at value	$2,806,482	$1,103,010	$17,228	$218,349

Net Assets	$2,806,482	$1,103,010	$17,228	$218,349

NET ASSETS, representing:
Accumulation units	$2,806,482	$1,103,010	$17,228	$218,349

	$2,806,482	$1,103,010	$17,228	$218,349

Units outstanding	248,220	87,371	2,081	21,857

Portfolio shares held	143,261	101,942	1,419	18,016
Portfolio net asset value per share	$19.59	$10.82	$12.14	$12.12
Investment in portfolio shares, at cost	$2,923,303	$1,176,800	$15,549	$189,264

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares	American Century VP Mid Cap Value Fund - Class 1 Shares

INVESTMENT INCOME
Dividend income	$91,311	$73,735	$305	$3,695

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	2,123	960	12	70
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	2,123	960	12	70

NET INVESTMENT INCOME (LOSS)	89,188	72,775	293	3,625

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	49,897	0	0
Realized gain (loss) on shares redeemed	(94,892)	(27,729)	80	1,582
Net change in unrealized gain (loss) on investments	722,530	5,770	2,868	33,952

NET GAIN (LOSS) ON INVESTMENTS	627,638	27,938	2,948	35,534

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$716,826	$100,713	$3,241	$39,159

The accompanying notes are an integral part of these financial statements.
A21

SUBACCOUNTS (Continued)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares	The Dreyfus Socially Responsible Growth Fund - Service Shares	Dreyfus MidCap Stock Portfolio - Service Shares	MFS VIT Utilities Series Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio

$88,891	$42,140	$18,970	$386,793	$46,407	$59,134,348

$88,891	$42,140	$18,970	$386,793	$46,407	$59,134,348

88,891	$42,140	$18,970	$386,793	$46,407	$59,134,348

$88,891	$42,140	$18,970	$386,793	$46,407	$59,134,348

10,079	4,555	2,305	45,442	3,671	5,950,000

6,719	1,615	1,814	16,876	3,813	5,054,218
$13.23	$26.10	$10.46	$22.92	$12.17	$11.70
$69,789	$38,183	$16,156	$335,359	$45,582	$59,286,177

SUBACCOUNTS (Continued)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares	The Dreyfus Socially Responsible Growth Fund - Service Shares	Dreyfus MidCap Stock Portfolio - Service Shares	MFS VIT Utilities Series Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio

$802	$108	$23	$9,743	$0	$0

38	23	9	241	16	11,379
0	0	0	0	0	0

38	23	9	241	16	11,379

764	85	14	9,502	(16)	(11,379)

0	0	0	0	0	0
775	(483)	118	935	4	476
18,666	7,358	3,092	70,024	825	(151,829)

19,441	6,875	3,210	70,959	829	(151,353)

$20,205	$6,960	$3,224	$80,461	$813	$(162,732)

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AST T. Rowe Price Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

ASSETS
Investment in the portfolios, at value	$11,195	$33,105,015	$58,024,524	$12,093,089

Net Assets	11,195	$33,105,015	$58,024,524	$12,093,089

NET ASSETS, representing:
Accumulation units	$11,195	$33,105,015	$58,024,524	$12,093,089

	$11,195	$33,105,015	$58,024,524	$12,093,089

Units outstanding	902	3,238,511	5,728,421	1,206,275

Portfolio shares held	725	4,042,126	5,814,081	1,121,808
Portfolio net asset value per share	$15.45	$8.19	$9.98	$10.78
Investment in portfolio shares, at cost	$11,120	$32,630,809	$57,568,828	$12,049,055

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	AST T. Rowe Price Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	3	7,553	15,204	3,236
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	3	7,553	15,204	3,236

NET INVESTMENT INCOME (LOSS)	(3)	(7,553)	(15,204)	(3,236)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	4	3,100	2,502	692
Net change in unrealized gain (loss) on investments	75	474,206	455,696	44,034

NET GAIN (LOSS) ON INVESTMENTS	79	477,306	458,198	44,726

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76	$469,753	$442,994	$41,490

The accompanying notes are an integral part of these financial statements.
A23

SUBACCOUNTS (Continued)

AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio

$15,667	$19,630	$33,335	$19,676	$13,641

$15,667	$19,630	$33,335	$19,676	$13,641

$15,667	$19,630	$33,335	$19,676	$13,641

$15,667	$19,630	$33,335	$19,676	$13,641

1,257	1,581	2,633	1,560	1,120

1,803	2,331	3,426	2,093	1,524
$8.69	$8.42	$9.73	$9.40	$8.95
$15,600	$19,484	$32,986	$19,357	$13,445

SUBACCOUNTS (Continued)

AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio

$0	$0	$0	$0	$0

5	8	10	7	5
0	0	0	0	0

5	8	10	7	5

(5)	(8)	(10)	(7)	(5)

0	0	0	0	0
4	1	8	3	12
67	146	349	319	196

71	147	357	322	208

$66	$139	$347	$315	$203

The accompanying notes are an integral part of these financial statements.
A24

[This page intentionally left blank.]

A25

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(185,325)	$4,883,505	$3,770,787	$4,594,993
Capital gains distributions received	0	0	1,547,761	1,001,316
Realized gain (loss) on shares redeemed	0	0	(525,331)	(1,533,280)
Net change in unrealized gain (loss) on investments	0	0	11,300,609	(7,711,840)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(185,325)	4,883,505	16,093,826	(3,648,811)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,327,263	26,170,122	6,012,280	6,934,803
Policy loans	(1,748,951)	(1,162,863)	(719,060)	(761,605)
Policy loan repayments and interest	583,194	260,301	112,735	138,725
Surrenders, withdrawals and death benefits	(9,709,938)	(3,653,709)	(6,440,821)	(3,028,107)
Net transfers between other subaccounts or fixed rate option	3,826,018	17,887,066	634,981	(20,643,105)
Withdrawal and other charges	(6,998,193)	(7,506,241)	(4,009,698)	(3,949,855)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,279,393	31,994,676	(4,409,583)	(21,309,144)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,094,068	36,878,181	11,684,243	(24,957,955)

NET ASSETS
Beginning of period	250,570,387	213,692,206	83,712,102	108,670,057

End of period	$254,664,455	$250,570,387	$95,396,345	$83,712,102

Beginning units	152,864,507	132,611,606	40,753,032	49,522,699

Units issued	36,456,479	48,151,839	6,371,039	5,916,654
Units redeemed	(34,275,367)	(27,898,938)	(7,950,627)	(14,686,321)

Ending units	155,045,619	152,864,507	39,173,444	40,753,032

The accompanying notes are an integral part of these financial statements.
A26

SUBACCOUNTS (Continued)

Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$610,678	$626,735	$140,449	$111,021	$248,459	$930,251
0	6,171,496	0	399,112	0	0
(1,465,592)	79,501	(90,708)	(90,712)	(216,591)	723,083
16,841,764	(33,088,556)	851,946	(1,730,506)	1,242,833	(5,638,526)

15,986,850	(26,210,824)	901,687	(1,311,085)	1,274,701	(3,985,192)

8,136,049	9,374,995	1,401,307	1,498,936	199,851	250,389
(980,208)	(1,105,691)	(4,801)	(7,108)	(6,247)	(6,486)
159,987	192,543	5,263	17,665	4,701	6,161
(3,455,247)	(2,075,408)	(62,781)	(336,179)	(85,367)	(606,549)

(1,531,458)	(1,633,743)	13,718	228,926	(1,148,212)	(23,393,053)
(3,729,004)	(4,184,291)	(381,346)	(363,713)	(168,628)	(268,704)

(1,399,881)	568,405	971,360	1,038,527	(1,203,902)	(24,018,242)

14,586,969	(25,642,419)	1,873,047	(272,558)	70,799	(28,003,434)

42,743,294	68,385,713	4,416,975	4,689,533	7,689,757	35,693,191

$57,330,263	$42,743,294	$6,290,022	$4,416,975	$7,760,556	$7,689,757

38,469,319	37,024,867	4,252,635	3,209,716	4,921,791	13,124,684

8,882,906	8,679,750	1,325,303	1,818,712	237,307	333,476
(8,151,150)	(7,235,298)	(444,273)	(775,793)	(896,973)	(8,536,369)

39,201,075	38,469,319	5,133,665	4,252,635	4,262,125	4,921,791

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$1,136,966	$760,922	$3,214,948	$3,214,723
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(150,850)	(194,667)	(6,262,022)	(605,987)
Net change in unrealized gain (loss) on investments	3,219,089	(2,700,000)	35,608,040	(80,195,888)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,205,205	(2,133,745)	32,560,966	(77,587,152)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,112,576	2,000,693	18,256,154	22,438,952
Policy loans	(526,465)	(180,067)	(1,791,456)	(1,662,369)
Policy loan repayments and interest	32,195	24,437	425,429	322,131
Surrenders, withdrawals and death benefits	(799,204)	(624,670)	(7,073,503)	(4,398,685)
Net transfers between other subaccounts or fixed rate option	9,833,171	104,705	(3,778,915)	(3,824,218)
Withdrawal and other charges	(1,052,438)	(906,555)	(8,876,328)	(9,908,909)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,599,835	418,543	(2,838,619)	2,966,902

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,805,040	(1,715,202)	29,722,347	(74,620,250)

NET ASSETS
Beginning of period	8,048,488	9,763,690	132,843,475	207,463,725

End of period	$21,853,528	$8,048,488	$162,565,822	$132,843,475

Beginning units	6,981,547	6,530,034	115,268,388	110,391,240

Units issued	8,239,788	2,185,669	25,260,960	23,189,516
Units redeemed	(2,223,760)	(1,734,156)	(27,726,321)	(18,312,368)

Ending units	12,997,575	6,981,547	112,803,027	115,268,388

The accompanying notes are an integral part of these financial statements.
A28

SUBACCOUNTS (Continued)

Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$159,337	$207,072	$10,613	$10,258	$366,511	$264,898
0	3,362,284	503,919	707,513	0	1,101,765
(2,237,559)	(310,925)	18,841	(738,426)	(661,028)	27,913
6,057,974	(11,414,256)	2,007,236	(3,519,831)	4,344,637	(11,163,108)

3,979,752	(8,155,825)	2,540,609	(3,540,486)	4,050,120	(9,768,532)

938,966	1,665,533	954,730	533,173	2,447,758	3,260,082
(12,153)	(26,382)	(179,448)	(12,210)	(224,237)	(267,899)
23,702	22,684	12,290	8,518	42,553	47,241
(1,770,431)	(595,629)	(243,685)	(245,181)	(871,091)	(872,328)

(1,231,962)	(396,860)	770,271	467,243	(449,077)	209,164
(484,473)	(503,314)	(551,135)	(199,171)	(1,136,426)	(1,341,831)

(2,536,351)	166,032	763,023	552,372	(190,520)	1,034,429

1,443,401	(7,989,793)	3,303,632	(2,988,114)	3,859,600	(8,734,103)

11,188,342	19,178,135	3,063,419	6,051,533	13,230,582	21,964,685

$12,631,743	$11,188,342	$6,367,051	$3,063,419	$17,090,182	$13,230,582

7,685,223	7,410,860	455,764	371,389	15,081,278	14,238,644

999,016	1,079,043	802,818	259,168	3,499,463	3,343,618
(2,778,237)	(804,680)	(651,051)	(174,793)	(3,872,933)	(2,500,984)

5,906,002	7,685,223	607,531	455,764	14,707,808	15,081,278

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential Government Income Portfolio		Prudential Jennison Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$2,476,037	$2,847,550	$140,963	$96,980
Capital gains distributions received	346,985	0	0	0
Realized gain (loss) on shares redeemed	(27,202)	(59,660)	(428,644)	219,829
Net change in unrealized gain (loss) on investments	3,957,210	112,405	14,561,747	(20,350,425)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,753,030	2,900,295	14,274,066	(20,033,616)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,666	4,846	7,452,225	9,265,461
Policy loans	(147,484)	(139,701)	(1,399,881)	(1,072,673)
Policy loan repayments and interest	110,370	142,048	191,132	224,590
Surrenders, withdrawals and death benefits	(191)	(68,471)	(4,575,692)	(2,612,845)
Net transfers between other subaccounts or fixed rate option	(14,310)	20,957,105	(268,944)	(964,278)
Withdrawal and other charges	(575,107)	(437,056)	(3,494,221)	(3,809,671)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(623,056)	20,458,771	(2,095,381)	1,030,584

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,129,974	23,359,066	12,178,685	(19,003,032)

NET ASSETS
Beginning of period	95,874,214	72,515,148	33,952,869	52,955,901

End of period	$102,004,188	$95,874,214	$46,131,554	$33,952,869

Beginning units	30,924,772	24,251,747	48,152,481	47,025,307

Units issued	35,273	6,893,740	10,164,833	10,758,441
Units redeemed	(230,524)	(220,715)	(13,122,532)	(9,631,267)

Ending units	30,729,521	30,924,772	45,194,782	48,152,481

The accompanying notes are an integral part of these financial statements.
A30

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Janus Portfolio - Institutional Shares

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$228,427	$129,906	$92,798	$88,801	$(3,113)	$12,292
1,837,031	3,609,124	0	235,708	0	0
(190,280)	(62,857)	(283,710)	(142,880)	(622,255)	(36,041)
2,488,432	(12,069,684)	2,135,420	(4,049,420)	1,616,895	(2,789,178)

4,363,610	(8,393,511)	1,944,508	(3,867,791)	991,527	(2,812,927)

95,736	47,131	132,429	278,194	179,493	440,314
(770)	(4,500)	(12,403)	(9,868)	(160,461)	(2,708)
4,426	24	6,739	4,798	8,333	3,109
(34,889)	(67,707)	(267,737)	(188,502)	(198,400)	(183,835)

59,876	(24,895)	(249,898)	(455,916)	(1,124,582)	(42,995)
(313,741)	(269,368)	(139,361)	(147,934)	(229,412)	(259,475)

(189,362)	(319,315)	(530,231)	(519,228)	(1,525,029)	(45,590)

4,174,248	(8,712,826)	1,414,277	(4,387,019)	(533,502)	(2,858,517)

18,131,381	26,844,207	3,813,162	8,200,181	4,219,467	7,077,984

$22,305,629	$18,131,381	$5,227,439	$3,813,162	$3,685,965	$4,219,467

6,771,516	6,884,401	5,409,695	5,912,734	7,670,514	7,733,036

57,330	22,584	886,327	510,731	369,756	789,644
(162,933)	(135,469)	(1,360,904)	(1,013,770)	(3,039,848)	(852,166)

6,665,913	6,771,516	4,935,118	5,409,695	5,000,422	7,670,514

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	MFS VIT Growth Series - Initial Class		American Century VP Value Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(5,490)	$(9,334)	$344,043	$183,349
Capital gains distributions received	0	0	0	1,252,646
Realized gain (loss) on shares redeemed	(13,321)	25,808	(1,016,058)	(147,878)
Net change in unrealized gain (loss) on investments	662,813	(1,020,180)	1,864,514	(4,285,475)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	644,002	(1,003,706)	1,192,499	(2,997,358)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	116,402	178,931	181,173	338,687
Policy loans	(10,773)	(5,952)	(62,778)	(3,500)
Policy loan repayments and interest	14,739	6,885	2,310	844
Surrenders, withdrawals and death benefits	(110,012)	(82,376)	(88,539)	(144,932)
Net transfers between other subaccounts or fixed rate option	(53,502)	301,707	(1,022,942)	(72,757)
Withdrawal and other charges	(124,306)	(114,072)	(173,972)	(201,170)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(167,452)	285,123	(1,164,748)	(82,828)

TOTAL INCREASE (DECREASE) IN NET ASSETS	476,550	(718,583)	27,751	(3,080,186)

NET ASSETS
Beginning of period	1,721,671	2,440,254	8,065,762	11,145,948

End of period	$2,198,221	$1,721,671	$8,093,513	$8,065,762

Beginning units	3,262,079	2,964,060	6,143,873	6,191,498

Units issued	469,060	520,704	215,455	264,141
Units redeemed	(716,215)	(222,685)	(1,118,507)	(311,766)

Ending units	3,014,924	3,262,079	5,240,821	6,143,873

The accompanying notes are an integral part of these financial statements.
A32

SUBACCOUNTS (Continued)

Franklin Small-Mid Cap Growth Securities Fund		American Century VP Income & Growth Fund		Prudential SP Davis Value Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(14,397)	$(18,486)	$38,848	$28,344	$439,353	$476,036
0	493,369	0	185,824	0	2,458,200
(171,048)	(78,172)	(115,346)	(133,896)	(1,624,091)	(295,819)
1,293,261	(2,427,720)	233,506	(576,505)	10,449,228	(21,533,248)

1,107,816	(2,031,009)	157,008	(496,233)	9,264,490	(18,894,831)

116,460	307,185	20,593	25,967	7,146,820	8,638,928
(102,304)	(13,676)	0	(2,769)	(1,196,677)	(1,044,316)
21,960	21,810	1,572	1,994	176,672	209,085
(135,970)	(68,015)	(17,926)	(35,248)	(1,765,919)	(2,211,591)

53,223	(269,209)	(50,924)	(509,790)	(1,480,141)	365,901
(99,945)	(102,448)	(22,284)	(30,174)	(2,950,873)	(3,349,618)

(146,576)	(124,353)	(68,969)	(550,020)	(70,118)	2,608,389

961,240	(2,155,362)	88,039	(1,046,253)	9,194,372	(16,286,442)

2,620,632	4,775,994	756,567	1,802,820	29,387,141	45,673,583

$3,581,872	$2,620,632	$844,606	$756,567	$38,581,513	$29,387,141

4,816,681	5,021,878	926,620	1,441,553	31,771,459	29,581,338

637,165	714,506	347,863	168,029	8,541,758	8,386,894
(846,161)	(919,703)	(396,833)	(682,962)	(8,122,622)	(6,196,773)

4,607,685	4,816,681	877,650	926,620	32,190,595	31,771,459

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Dreyfus MidCap Stock Portfolio - Initial Shares		Dreyfus Developing Leaders Portfolio - Initial Shares

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$3,308	$3,141	$33,674	$27,550
Capital gains distributions received	0	64,087	0	208,816
Realized gain (loss) on shares redeemed	(65,264)	(56,029)	(770,997)	(320,807)
Net change in unrealized gain (loss) on investments	134,984	(199,635)	1,144,833	(1,401,546)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	73,028	(188,436)	407,510	(1,485,987)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,278	43,838	47,179	405,297
Policy loans	(2,015)	(2,091)	(15,804)	(10,028)
Policy loan repayments and interest	1,924	1,832	19,028	18,472
Surrenders, withdrawals and death benefits	(54,696)	(73,532)	(666,207)	(478,796)
Net transfers between other subaccounts
or fixed rate option	8,446	(26,454)	237,315	(449,925)
Withdrawal and other charges	(13,974)	(15,540)	(54,671)	(100,270)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(43,037)	(71,947)	(433,160)	(615,250)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,991	(260,383)	(25,650)	(2,101,237)

NET ASSETS
Beginning of period	251,782	512,165	2,305,073	4,406,310

End of period	$281,773	$251,782	$2,279,423	$2,305,073

Beginning units	287,850	348,156	6,324,799	7,529,451

Units issued	53,089	53,363	1,271,256	1,226,354
Units redeemed	(102,726)	(113,669)	(2,623,926)	(2,431,006)

Ending units	238,213	287,850	4,972,129	6,324,799

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A34

SUBACCOUNTS (Continued)

Prudential SP Small Cap Value Portfolio		Prudential Jennison 20/20 Focus Portfolio		Goldman Sachs Structured Small Cap Equity Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$364,233	$306,399	$2,201	$(35)	$9,554	$6,155
0	3,769,188	0	474	0	2,214
(2,995,023)	(860,223)	3,656	(10,489)	(179,419)	(123,358)
10,946,448	(15,720,178)	336,380	(62,077)	366,772	(351,041)

8,315,658	(12,504,814)	342,237	(72,127)	196,907	(466,030)

6,277,518	7,697,745	654,791	133,392	146,873	148,581
(960,313)	(957,938)	(11,463)	(4,997)	0	0
189,715	142,993	5,542	507	0	0
(1,294,336)	(1,842,807)	(11,040)	(4,821)	(34,249)	(291,154)

(2,612,075)	(744,703)	510,815	288,617	(97,923)	(31,524)
(2,505,792)	(2,998,219)	(342,104)	(67,238)	(76,317)	(79,885)

(905,283)	1,297,071	806,541	345,460	(61,616)	(253,982)

7,410,375	(11,207,743)	1,148,778	273,333	135,291	(720,012)

28,734,922	39,942,665	273,333	0	965,428	1,685,440

$36,145,297	$28,734,922	$1,422,111	$273,333	$1,100,719	$965,428

25,605,093	24,586,873	44,556	0	1,012,637	1,163,962

6,272,858	6,290,965	155,485	56,937	166,181	174,218
(6,932,697)	(5,272,745)	(53,022)	(12,381)	(272,690)	(325,543)

24,945,254	25,605,093	147,019	44,556	906,128	1,012,637

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AIM V.I. Utilities Fund		AIM V.I. Technology Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$710	$840	$(688)	$(1,134)
Capital gains distributions received	187	3,415	0	0
Realized gain (loss) on shares redeemed	(5,562)	2,285	(71,155)	896
Net change in unrealized gain (loss) on investments	7,000	(21,921)	214,806	(325,079)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,335	(15,381)	142,963	(325,317)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,211	9,177	1	51,410
Policy loans	0	(5,838)	(175,050)	0
Policy loan repayments and interest	15	0	0	0
Surrenders, withdrawals and death benefits	(10,295)	(19,689)	0	(3,894)
Net transfers between other subaccounts or fixed rate option	(3,285)	0	0	0
Withdrawal and other charges	(887)	(1,846)	(4,791)	(5,277)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,241)	(18,196)	(179,840)	42,239

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,906)	(33,577)	(36,877)	(283,078)

NET ASSETS
Beginning of period	25,621	59,198	413,623	696,701

End of period	$16,715	$25,621	$376,746	$413,623

Beginning units	28,855	45,007	2,237,735	2,087,556

Units issued	3,730	8,873	0	183,168
Units redeemed	(16,173)	(25,025)	(940,400)	(32,989)

Ending units	16,412	28,855	1,297,335	2,237,735

The accompanying notes are an integral part of these financial statements.
A36

SUBACCOUNTS (Continued)

Janus Aspen Enterprise Portfolio - Service Shares		Janus Aspen Balanced Portfolio - Service Shares		Oppenheimer MidCap Fund/VA

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(2,087)	$(2,954)	$495,787	$459,887	$(1,762)	$(3,677)
0	133,377	715,271	1,439,873	0	0
(491,269)	(11,061)	20,879	29,497	(474,523)	(510)
839,119	(1,320,525)	3,216,647	(5,630,839)	691,893	(1,137,549)

345,763	(1,201,163)	4,448,584	(3,701,582)	215,608	(1,141,736)

171,344	220,338	62,174	78,154	7,130	404,387
(25,143)	(1,155)	0	(3,835)	(5,919)	0
26,240	2,956	10	0	56	0
(51,395)	(19,752)	(56,566)	(3,593)	(742,141)	(284,272)

(724,750)	61,658	38,697	(814,410)	78,021	302,158
(112,649)	(127,338)	(544,569)	(489,003)	(25,946)	(58,051)

(716,353)	136,707	(500,254)	(1,232,687)	(688,799)	364,222

(370,590)	(1,064,456)	3,948,330	(4,934,269)	(473,191)	(777,514)

1,641,406	2,705,862	17,864,082	22,798,351	1,328,127	2,105,641

$1,270,816	$1,641,406	$21,812,412	$17,864,082	$854,936	$1,328,127

3,569,283	3,296,656	15,283,861	16,340,327	3,704,161	2,976,466

336,004	511,202	87,956	165,510	248,137	1,283,175
(1,988,232)	(238,575)	(481,782)	(1,221,976)	(2,146,235)	(555,480)

1,917,055	3,569,283	14,890,035	15,283,861	1,806,063	3,704,161

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio		Prudential SP PIMCO High Yield Portfolio

	01/01/2009 to 12/04/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$1,585,928	$2,332,768	$510,737	$706,715
Capital gains distributions received	1,216,840	0	0	9,202
Realized gain (loss) on shares redeemed	1,906,085	47,970	(1,099,105)	(237,129)
Net change in unrealized gain (loss) on investments	1,207,243	(2,679,411)	3,219,464	(2,924,169)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,916,096	(298,673)	2,631,096	(2,445,381)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,387,463	7,009,580	1,363,408	1,961,265
Policy loans	(791,769)	(619,952)	(139,982)	(176,145)
Policy loan repayments and interest	105,593	114,560	12,074	13,886
Surrenders, withdrawals and death benefits	(5,725,249)	(2,912,901)	(1,060,126)	(546,215)
Net transfers between other subaccounts or fixed rate option	(51,268,725)	2,912,590	(9,190,977)	(142,761)
Withdrawal and other charges	(3,063,641)	(3,157,719)	(734,727)	(911,307)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(54,356,328)	3,346,158	(9,750,330)	198,723

TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,440,232)	3,047,485	(7,119,234)	(2,246,658)

NET ASSETS
Beginning of period	48,440,232	45,392,747	7,119,234	9,365,892

End of period	$0	$48,440,232	$0	$7,119,234

Beginning units	32,414,419	30,291,824	6,202,282	6,006,462

Units issued	12,135,660	9,283,701	1,535,394	1,877,564
Units redeemed	(44,550,079)	(7,161,106)	(7,737,676)	(1,681,744)

Ending units	0	32,414,419	0	6,202,282

** Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.
A38

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio - Service Shares		Prudential SP Strategic Partners Focused Growth Portfolio		Prudential SP Mid Cap Growth Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$3,117	$8,478	$(11,501)	$(10,455)	$(31,086)	$(37,370)
0	0	0	282,563	0	3,666,047
(31,457)	19,480	(150,483)	(42,743)	(811,045)	(291,110)
713,685	(1,195,228)	1,564,083	(2,040,509)	4,612,145	(11,495,867)

685,345	(1,167,270)	1,402,099	(1,811,144)	3,770,014	(8,158,300)

428,641	492,114	842,500	874,719	3,255,285	3,951,005
(53,476)	(78,830)	(85,535)	(71,222)	(437,356)	(418,313)
10,707	12,082	23,375	26,691	75,056	73,262
(170,799)	(68,904)	(350,065)	(182,213)	(811,915)	(858,065)

(29,623)	(9,116)	67,641	824,288	(139,850)	(374,345)
(125,002)	(158,058)	(385,571)	(385,106)	(1,251,219)	(1,527,729)

60,448	189,288	112,345	1,087,157	690,001	845,815

745,793	(977,982)	1,514,444	(723,987)	4,460,015	(7,312,485)

1,845,935	2,823,917	3,142,418	3,866,405	11,435,113	18,747,598

$2,591,728	$1,845,935	$4,656,862	$3,142,418	$15,895,128	$11,435,113

2,637,728	2,420,431	3,942,512	2,968,422	19,940,715	18,775,634

619,606	636,097	1,135,451	1,680,974	5,641,161	5,430,448
(527,705)	(418,800)	(1,029,886)	(706,884)	(4,603,481)	(4,265,367)

2,729,629	2,637,728	4,048,077	3,942,512	20,978,395	19,940,715

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 11/20/2009**	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$104,374	$9,232	$322,349	$302,298
Capital gains distributions received	0	3,974,496	0	545,968
Realized gain (loss) on shares redeemed	(826,875)	(285,141)	(574,303)	(197,149)
Net change in unrealized gain (loss) on investments	8,393,809	(13,797,297)	2,065,328	(3,047,568)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,671,308	(10,098,710)	1,813,374	(2,396,451)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,657,308	5,352,721	2,373,717	2,652,359
Policy loans	(632,010)	(605,824)	(345,951)	(186,990)
Policy loan repayments and interest	119,144	104,981	23,760	31,581
Surrenders, withdrawals and death benefits	(1,217,231)	(1,142,639)	(754,308)	(779,764)
Net transfers between other subaccounts or fixed rate option	(231,257)	(254,706)	(11,110,843)	571,266
Withdrawal and other charges	(2,062,471)	(2,312,390)	(1,212,867)	(1,283,763)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	633,483	1,142,143	(11,026,492)	1,004,689

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,304,791	(8,956,567)	(9,213,118)	(1,391,762)

NET ASSETS
Beginning of period	18,130,503	27,087,070	9,213,118	10,604,880

End of period	$26,435,294	$18,130,503	$0	$9,213,118

Beginning units	17,657,382	16,816,924	7,754,437	7,093,592

Units issued	4,517,510	4,606,896	2,647,477	3,012,924
Units redeemed	(4,086,319)	(3,766,438)	(10,401,914)	(2,352,079)

Ending units	18,088,573	17,657,382	0	7,754,437

** Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.
A40

SUBACCOUNTS (Continued)

Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio		Prudential SP Aggressive Growth Asset Allocation Portfolio

01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008

$1,305,542	$1,100,860	$1,548,056	$1,212,931	$332,125	$250,653
369,612	3,666,547	1,115,592	8,124,194	0	3,064,146
(6,215,542)	(661,676)	(3,745,055)	(1,149,376)	(7,677,447)	(619,292)
14,483,295	(20,714,684)	20,457,863	(44,232,838)	14,214,145	(17,750,727)

9,942,907	(16,608,953)	19,376,456	(36,045,089)	6,868,823	(15,055,220)

13,751,812	16,443,365	28,234,528	32,556,645	9,700,672	12,870,054
(728,833)	(842,290)	(1,619,070)	(1,863,340)	(515,212)	(727,353)
98,411	117,067	508,041	268,543	117,393	99,227
(4,317,143)	(2,040,908)	(4,227,327)	(3,628,628)	(1,144,144)	(1,369,983)

(55,621,006)	1,089,485	(2,554,742)	997,092	(32,721,443)	492,657
(6,665,572)	(7,870,926)	(13,791,071)	(14,981,452)	(4,901,283)	(6,093,997)

(53,482,331)	6,895,793	6,550,359	13,348,860	(29,464,017)	5,270,605

(43,539,424)	(9,713,160)	25,926,815	(22,696,229)	(22,595,194)	(9,784,615)

43,539,424	53,252,584	67,888,156	90,584,385	22,595,194	32,379,809

$0	$43,539,424	$93,814,971	$67,888,156	$0	$22,595,194

40,602,817	35,350,221	69,182,639	58,676,432	25,020,838	20,763,108

14,250,637	15,098,836	28,831,406	28,210,763	11,193,322	11,623,828
(54,853,454)	(9,846,240)	(22,126,078)	(17,704,556)	(36,214,160)	(7,366,098)

0	40,602,817	75,887,967	69,182,639	0	25,020,838

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Janus Aspen Overseas Portfolio - Service Shares		Prudential SP International Growth Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$9,457	$47,043	$225,332	$198,199
Capital gains distributions received	119,246	833,616	0	2,827,478
Realized gain (loss) on shares redeemed	(33,085)	102,290	(1,331,712)	(722,388)
Net change in unrealized gain (loss) on investments	2,597,602	(4,478,642)	4,807,372	(11,651,280)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,693,220	(3,495,693)	3,700,992	(9,347,991)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	766,089	568,222	3,288,873	3,850,876
Policy loans	(5,359)	(4,537)	(239,493)	(297,297)
Policy loan repayments and interest	305	230	76,331	60,194
Surrenders, withdrawals and death benefits	(171,288)	(140,935)	(532,627)	(647,985)
Net transfers between other subaccounts or fixed rate option	77,210	381,632	(369,815)	427,431
Withdrawal and other charges	(497,213)	(329,083)	(1,332,252)	(1,551,040)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	169,744	475,529	891,017	1,842,179

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,862,964	(3,020,164)	4,592,009	(7,505,812)

NET ASSETS
Beginning of period	3,672,153	6,692,317	9,575,647	17,081,459

End of period	$6,535,117	$3,672,153	$14,167,656	$9,575,647

Beginning units	3,778,567	3,372,396	9,545,027	8,454,926

Units issued	488,161	740,800	3,707,942	3,642,962
Units redeemed	(1,077,388)	(334,629)	(2,844,318)	(2,552,861)

Ending units	3,189,340	3,778,567	10,408,651	9,545,027

The accompanying notes are an integral part of these financial statements.
A42

SUBACCOUNTS (Continued)

Prudential SP International Value Portfolio		M Large Cap Growth Fund		M Financial Frontier Capital Appreciation Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$583,022	$695,945	$9,386	$346	$431	$0
0	4,441,085	0	47,217	0	39,273
(4,132,873)	(1,801,666)	(109,686)	(43,521)	(197,685)	(40,196)
9,363,278	(18,983,740)	572,137	(999,542)	516,335	(578,266)

5,813,427	(15,648,376)	471,837	(995,500)	319,081	(579,189)

4,687,165	5,694,881	123,279	131,645	81,746	87,834
(662,712)	(522,845)	(19,569)	(19,498)	(28,128)	(1,210)
397,891	102,162	612	89	729	20
(850,560)	(1,114,677)	(6,114)	(14,282)	(5,841)	(14,152)

(2,018,688)	(843,878)	13,401	634,155	(12,950)	183,178
(1,884,248)	(2,205,803)	(140,988)	(72,606)	(82,718)	(62,042)

(331,152)	1,109,840	(29,379)	659,503	(47,162)	193,628

5,482,275	(14,538,536)	442,458	(335,997)	271,919	(385,561)

19,392,577	33,931,113	1,275,131	1,611,128	903,191	1,288,752

$24,874,852	$19,392,577	$1,717,589	$1,275,131	$1,175,110	$903,191

18,735,988	17,967,010	143,496	92,517	91,977	76,081

5,656,184	5,036,489	33,035	67,887	24,402	30,876
(6,163,745)	(4,267,511)	(35,860)	(16,908)	(35,852)	(14,980)

18,228,427	18,735,988	140,671	143,496	80,527	91,977

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	M Financial Brandes International Equity Fund		M Financial Business Opportunity Value Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$40,299	$82,797	$4,243	$280
Capital gains distributions received	0	207,286	0	19,213
Realized gain (loss) on shares redeemed	(473,488)	(201,240)	(47,487)	(35,728)
Net change in unrealized gain (loss) on investments	705,350	(1,249,499)	164,231	(183,437)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	272,161	(1,160,656)	120,987	(199,672)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	161,767	179,522	87,956	96,438
Policy loans	(63,371)	(27,446)	(34,552)	(21,048)
Policy loan repayments and interest	1,980	96	934	78
Surrenders, withdrawals and death benefits	(6,519)	(13,631)	(5,337)	(14,287)
Net transfers between other subaccounts or fixed rate option	(98,035)	415,340	25,601	404,195
Withdrawal and other charges	(171,018)	(121,238)	(72,352)	(58,446)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(175,196)	432,643	2,250	406,930

TOTAL INCREASE (DECREASE) IN NET ASSETS	96,965	(728,013)	123,237	207,258

NET ASSETS
Beginning of period	1,755,166	2,483,179	502,518	295,260

End of period	$1,852,131	$1,755,166	$625,755	$502,518

Beginning units	148,178	126,112	46,367	17,849

Units issued	32,072	59,979	23,265	42,012
Units redeemed	(55,439)	(37,913)	(23,287)	(13,494)

Ending units	124,811	148,178	46,345	46,367

The accompanying notes are an integral part of these financial statements.
A44

SUBACCOUNTS (Continued)

ProFund VP Asia 30 Fund		ProFund VP Banks Fund		ProFund VP Basic Materials Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$265	$67	$0	$(2)	$21	$(2)
4,809	1,233	0	0	0	0
12	179	(2,588)	(975)	1,378	(2,022)
11,278	(8,230)	3	0	7,459	(8,166)

16,364	(6,751)	(2,585)	(977)	8,858	(10,190)

265	188	0	0	222	188
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	(1)	0	0

473	21,448	2,585	1,015	(3,732)	(19,081)
(806)	(951)	0	(40)	(309)	(1,021)

(68)	20,685	2,585	974	(3,819)	(19,914)

16,296	13,934	0	(3)	5,039	(30,104)

30,235	16,301	2	5	5,002	35,106

$46,531	$30,235	$2	$2	$10,041	$5,002

15,088	3,990	3	4	4,512	15,346

443	14,589	151,774	13,294	127,334	26,917
(435)	(3,491)	(151,774)	(13,295)	(126,253)	(37,751)

15,096	15,088	3	3	5,593	4,512

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	ProFund VP Bear Fund		ProFund VP Biotechnology Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(65)	$2,946	$(4)	$(11)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	10,415	34,403	23	2,426
Net change in unrealized gain (loss) on investments	(2,026)	474	0	30

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,324	37,823	19	2,445

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	0	13,179	19,777
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(27)	0	0
Net transfers between other subaccounts or fixed rate option	(2,183)	13,203	(12,967)	(21,841)
Withdrawal and other charges	(8,603)	(49,443)	(170)	(327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,786)	(36,267)	42	(2,391)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,462)	1,556	61	54

NET ASSETS
Beginning of period	7,277	5,721	253	199

End of period	$4,815	$7,277	$314	$253

Beginning units	8,422	9,242	149	119

Units issued	726,176	5,108,992	53,721	27,830
Units redeemed	(726,854)	(5,109,812)	(53,691)	(27,800)

Ending units	7,744	8,422	179	149

The accompanying notes are an integral part of these financial statements.
A46

SUBACCOUNTS (Continued)

ProFund VP UltraBull Fund		ProFund VP Consumer Services Fund		ProFund VP Consumer Goods Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(57)	$300	$0	$(1)	$4	$6
0	0	0	0	0	23
41,324	37,874	0	(542)	(95)	(28)
(258)	63	1	(1)	144	(161)

41,009	38,237	1	(544)	53	(160)

11,697	5,105	0	0	117	200
0	0	0	0	0	0
0	0	0	0	0	0
(12,210)	(352)	(1)	0	(230)	0

(40,400)	(54,660)	0	562	0	0
(1,939)	(3,723)	0	(19)	(188)	(269)

(42,852)	(53,630)	(1)	543	(301)	(69)

(1,843)	(15,393)	0	(1)	(248)	(229)

3,408	18,801	3	4	418	647

$1,565	$3,408	$3	$3	$170	$418

4,839	8,683	4	3	382	432

5,383,518	1,729,790	0	5,986	103	152
(5,386,815)	(1,733,634)	(1)	(5,985)	(357)	(202)

1,542	4,839	3	4	128	382

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	ProFund VP Oil & Gas Fund		ProFund VP Europe 30 Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(105)	$(54)	$1,125	$139
Capital gains distributions received	7,260	2,551	0	1,189
Realized gain (loss) on shares redeemed	(7,582)	(7,519)	(3,477)	(2,739)
Net change in unrealized gain (loss) on investments	204	(5,382)	13,837	(4,809)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(223)	(10,404)	11,485	(6,220)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4	0	507	287
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(1)	(6,446)	0
Net transfers between other subaccounts or fixed rate option	52,642	(10,178)	50,323	(17,563)
Withdrawal and other charges	(5,399)	(1,437)	(9,382)	(1,296)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	47,247	(11,616)	35,002	(18,572)

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,024	(22,020)	46,487	(24,792)

NET ASSETS
Beginning of period	19,041	41,061	5,188	29,980

End of period	$66,065	$19,041	$51,675	$5,188

Beginning units	9,157	12,419	4,102	13,240

Units issued	101,413	50,166	57,757	18,871
Units redeemed	(82,993)	(53,428)	(30,897)	(28,009)

Ending units	27,577	9,157	30,962	4,102

The accompanying notes are an integral part of these financial statements.
A48

SUBACCOUNTS (Continued)

ProFund VP Financials Fund		ProFund VP Health Care Fund		ProFund VP Industrials Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2008	01/01/2008 to 12/31/2008

$774	$309	$210	$21	$0	$(1)
0	0	0	0	0	0
(2,841)	(11,910)	(6,899)	(5,031)	0	(117)
10,772	(11,409)	15,847	(8,288)	0	0

8,705	(23,010)	9,158	(13,298)	0	(118)

10,552	19,286	7,629	11,382	0	0
0	0	0	0	0	0
0	0	0	0	0	0
(1,854)	(286)	0	0	0	0

3,350	2,979	(5,770)	(11,227)	0	154
(2,950)	(5,792)	(910)	(3,480)	0	(36)

9,098	16,187	949	(3,325)	0	118

17,803	(6,823)	10,107	(16,623)	0	0

37,197	44,020	43,301	59,924	0	0

$55,000	$37,197	$53,408	$43,301	$0	$0

56,010	32,699	41,519	43,390	0	0

27,582	67,422	99,854	21,773	0	4,318
(11,412)	(44,111)	(98,432)	(23,644)	0	(4,318)

72,180	56,010	42,941	41,519	0	0

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	ProFund VP Internet Fund		ProFund VP Japan Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(1)	$(2)	$140	$961
Capital gains distributions received	0	62	0	0
Realized gain (loss) on shares redeemed	(54)	(195)	(2,077)	(433)
Net change in unrealized gain (loss) on investments	388	(321)	6,789	(4,350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	333	(456)	4,852	(3,822)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	125	227	191
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(372)	0	(6,266)	0
Net transfers between other subaccounts or fixed rate option	1,885	178	51,910	0
Withdrawal and other charges	(144)	(297)	(8,159)	(756)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,369	6	37,712	(565)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,702	(450)	42,564	(4,387)

NET ASSETS
Beginning of period	359	809	5,312	9,699

End of period	$2,061	$359	$47,876	$5,312

Beginning units	315	391	4,310	4,644

Units issued	7,822	3,808	46,187	117
Units redeemed	(7,113)	(3,884)	(15,199)	(451)

Ending units	1,024	315	35,298	4,310

The accompanying notes are an integral part of these financial statements.
A50

SUBACCOUNTS (Continued)

ProFund VP Mid-Cap Growth Fund		ProFund VP Mid-Cap Value Fund		ProFund VP Money Market Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(6)	$(3)	$95	$(40)	$(6,669)	$17,675
0	291	0	2,447	0	0
9	(291)	(666)	(5,342)	0	0
938	(297)	3,454	(5,200)	0	0

941	(300)	2,883	(8,135)	(6,669)	17,675

378	379	379	378	85,429	215,009
0	0	0	0	(2,287)	(52,000)
0	0	0	0	2,111	1,298
0	0	0	0	(26,224)	(70,141)

1,654	135	0	2,523	(420,367)	380,202
(597)	(386)	(1,020)	(1,709)	(119,646)	(128,474)

1,435	128	(641)	1,192	(480,984)	345,894

2,376	(172)	2,242	(6,943)	(487,653)	363,569

532	704	9,956	16,899	3,520,047	3,156,478

$2,908	$532	$12,198	$9,956	$3,032,394	$3,520,047

492	398	8,167	8,808	3,233,406	2,916,157

1,940	2,938	294	66,413	10,499,239	10,176,870
(481)	(2,844)	(797)	(67,054)	(10,939,794)	(9,859,621)

1,951	492	7,664	8,167	2,792,851	3,233,406

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	ProFund VP NASDAQ-100 Fund		ProFund VP Pharmaceuticals Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(178)	$(215)	$8	$4
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	4,350	(25,622)	(16)	(18)
Net change in unrealized gain (loss) on investments	25,103	1,213	57	(30)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,275	(24,624)	49	(44)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	48,726	0	188	189
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(209,327)	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0
Withdrawal and other charges	0	0	(130)	(120)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	48,726	(209,327)	58	69

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,001	(233,951)	107	25

NET ASSETS
Beginning of period	25,774	259,725	223	198

End of period	$103,775	$25,774	$330	$223

Beginning units	23,908	138,230	272	194

Units issued	253,444	853,955	234	214
Units redeemed	(213,864)	(968,277)	(161)	(136)

Ending units	63,488	23,908	345	272

The accompanying notes are an integral part of these financial statements.
A52

SUBACCOUNTS (Continued)

ProFund VP Precious Metals Fund		ProFund VP Real Estate Fund		ProFund VP Rising Rates Opportunity Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$343	$(7)	$870	$(35)	$43	$0
0	33	0	161	0	0
(5,148)	(10,941)	5,775	(6,283)	2,062	0
9,204	(1,023)	5,689	(540)	1,289	(3)

4,399	(11,938)	12,334	(6,697)	3,394	(3)

0	84	8,467	16,464	13	0
0	0	0	0	0	0
0	0	0	0	0	0
(6,183)	0	(5,195)	(358)	0	0
70,188	(7,976)	30,077	(10,410)	12,049	0
(11,368)	(617)	(8,485)	(4,950)	(246)	0

53,261	(8,509)	24,864	746	11,816	0

57,660	(20,447)	37,198	(5,951)	15,210	(3)

345	20,792	8,885	14,836	5	8

$58,005	$345	$46,083	$8,885	$15,215	$5

211	8,780	8,190	8,014	11	11

230,100	45,488	120,560	66,287	164,319	0
(204,038)	(54,057)	(95,454)	(66,111)	(139,742)	0

26,273	211	33,296	8,190	24,588	11

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	ProFund VP Semiconductor Fund		ProFund VP Short NASDAQ-100 Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(3)	$(1)	$(31)	$(191)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	143	97	660	26,745
Net change in unrealized gain (loss) on investments	0	0	51	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	140	96	680	26,554

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	0	40,534	209,609
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(100,122)	0
Net transfers between other subaccounts or fixed rate option	(83)	(90)	94,139	(172,460)
Withdrawal and other charges	(57)	(6)	(29,643)	(63,714)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(140)	(96)	4,908	(26,565)

TOTAL INCREASE (DECREASE) IN NET ASSETS	0	0	5,588	(11)

NET ASSETS
Beginning of period	1	1	0	11

End of period	$1	$1	$5,588	$0

Beginning units	2	1	0	22

Units issued	19,512	8,422	602,596	2,855,367
Units redeemed	(19,513)	(8,421)	(589,561)	(2,855,389)

Ending units	1	2	13,035	0

The accompanying notes are an integral part of these financial statements.
A54

SUBACCOUNTS (Continued)

ProFund VP Short Small-Cap Fund		ProFund VP Small-Cap Fund		ProFund VP Small-Cap Growth Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(55)	$(126)	$(126)	$400	$(14)	$(4)
0	0	0	22,931	154	52
16,762	3,340	2,283	(93,618)	4,052	(169)
3	(3)	13,295	852	1,210	0

16,710	3,211	15,452	(69,435)	5,402	(121)

1,016	0	0	1	704	280
0	0	0	0	0	0
0	0	0	0	0	0
(1,071)	(1)	(8,000)	0	0	0
(8,360)	16,031	81,923	132,514	1,375	137
(8,317)	(19,230)	(15,797)	(36,576)	(713)	(297)

(16,732)	(3,200)	58,126	95,939	1,366	120

(22)	11	73,578	26,504	6,768	(1)

22	11	26,513	9	0	1

$0	$22	$100,091	$26,513	$6,768	$0

32	20	21,944	5	0	1

539,899	2,818,840	159,937	1,941,860	59,982	5,981
(539,931)	(2,818,828)	(116,003)	(1,919,921)	(55,666)	(5,982)

0	32	65,878	21,944	4,316	0

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	ProFund VP Small-Cap Value Fund		ProFund VP Technology Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$0	$0	$(57)	$(20)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(2,083)	(94)
Net change in unrealized gain (loss) on investments	0	0	12,316	(4,330)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	0	0	10,176	(4,444)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	0	188	189
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	5,295	11,442
Withdrawal and other charges	0	0	(482)	(566)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	5,001	11,065

TOTAL INCREASE (DECREASE) IN NET ASSETS	0	0	15,177	6,621

NET ASSETS
Beginning of period	1	1	14,844	8,223

End of period	$1	$1	$30,021	$14,844

Beginning units	1	1	15,298	4,704

Units issued	0	0	129,829	11,013
Units redeemed	0	0	(125,912)	(419)

Ending units	1	1	19,215	15,298

The accompanying notes are an integral part of these financial statements.
A56

SUBACCOUNTS (Continued)

ProFund VP Telecommunications Fund		ProFund VP U.S. Government Plus Fund		ProFund VP UltraMid-Cap Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$99	$437	$(8)	$17	$(18)	$123
0	2,499	1,075	0	0	0
(3,839)	(1,932)	(1,327)	481	7,629	6,259
4,097	(3,763)	(3)	28	0	0

357	(2,759)	(263)	526	7,611	6,382

1,312	5,295	271	508	0	0
0	0	0	0	0	0
0	0	0	0	0	0
(2,061)	(407)	0	0	0	0
1,494	0	38	(2,196)	(7,609)	(6,316)
(3,000)	(4,527)	(49)	(213)	0	(68)

(2,255)	361	260	(1,901)	(7,609)	(6,384)

(1,898)	(2,398)	(3)	(1,375)	2	(2)

5,584	7,982	9	1,384	1	3

$3,686	$5,584	$6	$9	$3	$1

5,451	5,097	5	1,105	1	1

75,907	4,371	226,956	2,849	964,082	276,775
(77,997)	(4,017)	(226,956)	(3,949)	(964,081)	(276,775)

3,361	5,451	5	5	2	1

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	ProFund VP UltraNASDAQ-100 Fund		ProFund VP UltraSmall-Cap Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(49)	$(40)	$(21)	$(11)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	37,082	14,741	16,883	8,559
Net change in unrealized gain (loss) on investments	116	(763)	0	1

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,149	13,938	16,862	8,549

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	24,398	0	5,834	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(24,387)	0	(5,834)	0
Net transfers between other subaccounts or fixed rate option	(26,885)	(53,198)	(16,821)	(8,519)
Withdrawal and other charges	(122)	(620)	(41)	(36)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(26,996)	(53,818)	(16,862)	(8,555)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,153	(39,880)	0	(6)

NET ASSETS
Beginning of period	2,602	42,482	4	10

End of period	$12,755	$2,602	$4	$4

Beginning units	3,555	15,783	4	4

Units issued	2,064,259	1,035,249	1,487,444	360,501
Units redeemed	(2,059,848)	(1,047,477)	(1,487,445)	(360,501)

Ending units	7,966	3,555	3	4

* Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A58

SUBACCOUNTS (Continued)

ProFund VP Bull Fund		ProFund VP Utilities Fund		AST T. Rowe Price Large-Cap Growth Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

$473	$(120)	$30	$238	$(26,795)	$(4,182)
0	59	0	256	0	0
5,876	(37,040)	32	(2,027)	(272,874)	(140,037)
13,017	2,497	164	(141)	4,760,323	(4,651,093)

19,366	(34,604)	226	(1,674)	4,460,654	(4,795,312)

767	571	190	313	2,105,779	1,537,025
0	0	0	0	(228,773)	(141,549)
0	0	0	0	35,183	56,571
(8,134)	0	(303)	0	(675,558)	(271,466)
82,859	(188,329)	(182)	1,523	379,949	12,303,509
(16,625)	(19,286)	(275)	(680)	(956,902)	(634,703)

58,867	(207,044)	(570)	1,156	659,678	12,849,387

78,233	(241,648)	(344)	(518)	5,120,332	8,054,075

26,784	268,432	910	1,428	8,054,075	0

$105,017	$26,784	$566	$910	$13,174,407	$8,054,075

27,050	168,558	558	605	1,282,315	0

303,907	1,256,680	7,919	42,012	367,984	1,434,848
(245,449)	(1,398,188)	(8,163)	(42,059)	(278,958)	(152,533)

85,508	27,050	314	558	1,371,341	1,282,315

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST Cohen & Steers Realty Portfolio		AST UBS Dynamic Alpha Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$35,937	$58,231	$6,353	$839
Capital gains distributions received	0	679,447	60,760	17,684
Realized gain (loss) on shares redeemed	(487,489)	(537,437)	(15,732)	(8,173)
Net change in unrealized gain (loss) on investments	929,060	(677,677)	129,674	(123,624)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	477,508	(477,436)	181,055	(113,274)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	825,984	979,719	592,629	354,108
Policy loans	(13,059)	(94,464)	(7,087)	(5,003)
Policy loan repayments and interest	698	105,023	1,003	1,581
Surrenders, withdrawals and death benefits	(51,172)	(28,085)	(8,634)	(25,057)
Net transfers between other subaccounts or fixed rate option	85,198	(138,622)	99,515	286,595
Withdrawal and other charges	(437,423)	(464,355)	(309,173)	(215,735)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	410,226	359,216	368,253	396,489

TOTAL INCREASE (DECREASE) IN NET ASSETS	887,734	(118,220)	549,308	283,215

NET ASSETS
Beginning of period	1,007,857	1,126,077	556,247	273,032

End of period	$1,895,591	$1,007,857	$1,105,555	$556,247

Beginning units	130,599	94,683	57,023	23,036

Units issued	174,220	134,288	71,805	57,792
Units redeemed	(118,449)	(98,372)	(35,922)	(23,805)

Ending units	186,370	130,599	92,906	57,023

The accompanying notes are an integral part of these financial statements.
A60

SUBACCOUNTS (Continued)

AST DeAm Large-Cap Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio		AST Federated Aggressive Growth Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$12,820	$32,524	$(437)	$(370)	$847	$(619)
0	214,722	0	0	0	129,508
(141,227)	(105,842)	(19,032)	(10,747)	(50,570)	(68,895)
451,570	(814,469)	127,665	(193,736)	283,117	(416,069)

323,163	(673,065)	108,196	(204,853)	233,394	(356,075)

911,142	1,087,103	257,872	279,822	395,585	463,906
(16,579)	(6,410)	(3,602)	(2,512)	(1,110)	(15,841)
938	3,023	127	111	103	1,039
(47,865)	(71,323)	(8,798)	(7,489)	(19,788)	(22,129)

(75,227)	(50,573)	28,186	42,029	48,587	45,315
(460,651)	(513,806)	(142,151)	(142,161)	(198,770)	(205,110)

311,758	448,014	131,634	169,800	224,607	267,180

634,921	(225,051)	239,830	(35,053)	458,001	(88,895)

1,312,995	1,538,046	337,893	372,946	543,466	632,361

$1,947,916	$1,312,995	$577,723	$337,893	$1,001,467	$543,466

159,111	116,748	42,923	27,196	70,235	45,645

118,854	115,045	37,913	32,506	58,728	54,934
(78,162)	(72,682)	(20,899)	(16,779)	(31,308)	(30,344)

199,803	159,111	59,937	42,923	97,655	70,235

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$29,168	$14,194	$(1,228)	$(1,036)
Capital gains distributions received	0	149,736	0	204,527
Realized gain (loss) on shares redeemed	(111,663)	(83,608)	(51,770)	(42,148)
Net change in unrealized gain (loss) on investments	598,275	(617,045)	619,982	(680,982)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	515,780	(536,723)	566,984	(519,639)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,023,577	1,100,661	561,887	667,835
Policy loans	(13,265)	(9,217)	(8,683)	(14,114)
Policy loan repayments and interest	422	4,705	521	3,959
Surrenders, withdrawals and death benefits	(53,827)	(34,517)	(24,923)	(42,863)
Net transfers between other subaccounts or fixed rate option	9,175	451,353	163,065	107,156
Withdrawal and other charges	(570,826)	(534,485)	(328,222)	(311,970)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	395,256	978,500	363,645	410,003

TOTAL INCREASE (DECREASE) IN NET ASSETS	911,036	441,777	930,629	(109,636)

NET ASSETS
Beginning of period	1,522,284	1,080,507	849,486	959,122

End of period	$2,433,320	$1,522,284	$1,780,115	$849,486

Beginning units	180,535	89,976	107,092	71,520

Units issued	132,083	157,340	79,304	72,955
Units redeemed	(85,163)	(66,781)	(43,399)	(37,383)

Ending units	227,455	180,535	142,997	107,092

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A62

SUBACCOUNTS (Continued)

AST Large-Cap Value Portfolio		AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio

01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$263,604	$173,846	$39,900	$17,485	$232	$490
0	716,245	0	281,646	0	0
(672,289)	(351,089)	(282,885)	(140,741)	(14,907)	(12,015)
2,412,136	(6,461,878)	1,913,684	(3,278,439)	104,951	(117,448)

2,003,451	(5,922,876)	1,670,699	(3,120,049)	90,276	(128,973)

2,784,208	2,090,682	2,040,832	1,919,073	298,021	293,003
(289,973)	(170,359)	(128,904)	(65,724)	(2,149)	(383)
67,255	27,630	12,122	15,934	180	49
(540,482)	(637,152)	(188,142)	(413,689)	(5,337)	(6,821)

40,163	14,769,009	(65,873)	5,500,146	55,168	(4,157)
(1,177,510)	(874,085)	(846,586)	(747,817)	(170,184)	(160,081)

883,661	15,205,725	823,449	6,207,923	175,699	121,610

2,887,112	9,282,849	2,494,148	3,087,874	265,975	(7,363)

9,282,849	0	4,942,289	1,854,415	260,263	267,626

$12,169,961	$9,282,849	$7,436,437	$4,942,289	$526,238	$260,263

1,506,109	0	733,355	140,323	30,658	20,061

525,570	1,779,186	309,315	737,739	40,425	32,643
(374,615)	(273,077)	(197,603)	(144,707)	(21,165)	(22,046)

1,657,064	1,506,109	845,067	733,355	49,918	30,658

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST Neuberger Berman Mid-Cap Growth Portfolio		AST Small-Cap Growth Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

OPERATIONS
Net investment income (loss)	$(338)	$(606)	$(13,189)	$(12,094)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(43,120)	(17,471)	(214,625)	(102,053)
Net change in unrealized gain (loss) on investments	131,099	(306,003)	2,329,086	(2,598,406)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,641	(324,080)	2,101,272	(2,712,553)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,421	3,367	1,666,669	1,231,548
Policy loans	(2,016)	(7,957)	(202,438)	(164,872)
Policy loan repayments and interest	4	0	35,629	27,864
Surrenders, withdrawals and death benefits	(22,650)	(46,442)	(413,530)	(162,783)
Net transfers between other subaccounts or fixed rate option	(42,543)	(90,441)	121,978	8,073,610
Withdrawal and other charges	(48,696)	(107,587)	(711,049)	(513,230)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(108,480)	(249,060)	497,259	8,492,137

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,839)	(573,140)	2,598,531	5,779,584

NET ASSETS
Beginning of period	353,698	926,838	5,779,584	0

End of period	$332,859	$353,698	$8,378,115	$5,779,584

Beginning units	40,949	60,908	848,243	0

Units issued	870	1,702	286,605	975,018
Units redeemed	(12,098)	(21,661)	(214,347)	(126,775)

Ending units	29,721	40,949	920,501	848,243

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A64

SUBACCOUNTS (Continued)

AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$31,289	$14,114	$83,402	$32,165	$10,560	$4,877
43,611	0	1,929,692	595,148	0	103,301
(5,603)	(398)	(550,113)	(157,955)	(46,611)	(64,479)
(11,743)	(17,863)	1,153,645	(4,356,875)	201,687	(241,142)

57,554	(4,147)	2,616,626	(3,887,517)	165,636	(197,443)

239,593	150,452	3,446,252	3,856,293	328,526	376,814
(4,031)	(3,693)	(71,005)	(113,738)	(2,008)	(4,412)
460	993	12,112	95,603	84	3,205
(6,982)	(3,199)	(212,212)	(249,634)	(12,441)	(21,838)
375,999	309,137	143,642	573,399	12,084	(10,546)
(175,110)	(94,245)	(1,856,315)	(2,069,836)	(196,289)	(206,502)

429,929	359,445	1,462,474	2,092,087	129,956	136,721

487,483	355,298	4,079,100	(1,795,430)	295,592	(60,722)

531,821	176,523	4,311,876	6,107,306	428,047	488,769

$1,019,304	$531,821	$8,390,976	$4,311,876	$723,639	$428,047

47,245	15,841	480,540	340,082	45,517	34,275

59,440	42,137	404,316	351,833	38,422	39,939
(24,456)	(10,733)	(258,091)	(211,375)	(25,367)	(28,697)

82,229	47,245	626,765	480,540	58,572	45,517

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST JPMorgan International Equity Portfolio		AST T. Rowe Price Global Bond Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$89,188	$45,074	$72,775	$45,573
Capital gains distributions received	0	0	49,897	28,695
Realized gain (loss) on shares redeemed	(94,892)	(54,202)	(27,729)	(16,439)
Net change in unrealized gain (loss) on investments	722,530	(970,013)	5,770	(106,808)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	716,826	(979,141)	100,713	(48,979)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,141,077	1,412,220	355,744	385,685
Policy loans	(15,948)	(15,904)	(10,143)	(10,638)
Policy loan repayments and interest	866	9,778	802	1,135
Surrenders, withdrawals and death benefits	(73,903)	(49,683)	(16,933)	(52,226)
Net transfers between other subaccounts or fixed rate option	46,353	33,516	(71,410)	316,239
Withdrawal and other charges	(631,950)	(669,114)	(235,207)	(237,023)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	466,495	720,813	22,853	403,172

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,183,321	(258,328)	123,566	354,193

NET ASSETS
Beginning of period	1,623,161	1,881,489	979,444	625,251

End of period	$2,806,482	$1,623,161	$1,103,010	$979,444

Beginning units	194,880	132,289	86,895	54,067

Units issued	141,573	139,560	44,140	74,603
Units redeemed	(88,233)	(76,969)	(43,664)	(41,775)

Ending units	248,220	194,880	87,371	86,895

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A66

SUBACCOUNTS (Continued)

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares		American Century VP Mid Cap Value Fund - Class 1 Shares		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares

01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

$293	$74	$3,625	$(8)	$764	$(4)
0	302	0	0	0	0
80	(215)	1,582	(1,506)	775	(398)
2,868	(1,189)	33,952	(4,867)	18,666	436

3,241	(1,028)	39,159	(6,381)	20,205	34

11,381	4,914	58,805	5,715	25,781	5,173
0	0	(947)	0	(218)	0
0	0	1	0	0	0
(1,805)	0	(2,839)	0	(9)	0
6,273	3,695	111,005	51,930	20,122	33,082
(8,090)	(1,353)	(32,559)	(5,540)	(13,029)	(2,250)

7,759	7,256	133,466	52,105	32,647	36,005

11,000	6,228	172,625	45,724	52,852	36,039

6,228	0	45,724	0	36,039	0

$17,228	$6,228	$218,349	$45,724	$88,891	$36,039

987	0	5,945	0	5,539	0

2,624	1,176	21,810	7,282	6,653	6,034
(1,530)	(189)	(5,898)	(1,337)	(2,113)	(495)

2,081	987	21,857	5,945	10,079	5,539

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	The Dreyfus Socially Responsible Growth Fund - Service Shares		Dreyfus MidCap Stock Portfolio - Service Shares

	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

OPERATIONS
Net investment income (loss)	$85	$(5)	$14	$0
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(483)	(548)	118	(102)
Net change in unrealized gain (loss) on investments	7,358	(3,401)	3,092	(278)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,960	(3,954)	3,224	(380)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,475	8,256	8,355	1,450
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	13,777	12,828	9,593	1,424
Withdrawal and other charges	(10,818)	(3,384)	(3,890)	(806)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,434	17,700	14,058	2,068

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,394	13,746	17,282	1,688

NET ASSETS
Beginning of period	13,746	0	1,688	0

End of period	$42,140	$13,746	$18,970	$1,688

Beginning units	1,981	0	277	0

Units issued	3,965	2,486	2,608	399
Units redeemed	(1,391)	(505)	(580)	(122)

Ending units	4,555	1,981	2,305	277

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A68

SUBACCOUNTS (Continued)

MFS VIT Utilities Series - Initial Class		AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio

01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	07/20/2009* to 12/31/2009	12/04/2009* to 12/31/2009	07/20/2009* to 12/31/2009	11/13/2009* to 12/31/2009

$9,502	$(39)	$(16)	$(11,379)	$(3)	$(7,553)
0	0	0	0	0	0
935	(4,151)	4	476	4	3,100
70,024	(18,590)	825	(151,829)	75	474,206

80,461	(22,780)	813	(162,732)	76	469,753

221,678	60,382	27,244	370,964	4,493	1,404,422
(1,540)	0	0	(51,161)	0	(63,822)
4	0	0	112,277	0	10,398
(5,188)	(8)	0	(109,837)	0	(146,958)
81,235	114,509	19,886	59,154,862	8,530	32,102,870
(114,698)	(27,262)	(1,536)	(180,025)	(1,904)	(671,648)

181,491	147,621	45,594	59,297,080	11,119	32,635,262

261,952	124,841	46,407	59,134,348	11,195	33,105,015

124,841	0	0	0	0	0

$386,793	$124,841	$46,407	$59,134,348	$11,195	$33,105,015

19,520	0	0	0	0	0

46,301	23,587	3,794	6,000,064	1,056	3,334,299
(20,379)	(4,067)	(123)	(50,064)	(154)	(95,788)

45,442	19,520	3,671	5,950,000	902	3,238,511

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio

	11/13/2009* to 12/31/2009	11/20/2009* to 12/31/2009	07/20/2009* to 12/31/2009	07/20/2009* to 12/31/2008

OPERATIONS
Net investment income (loss)	$(15,204)	$(3,236)	$(5)	$(8)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	2,502	692	4	1
Net change in unrealized gain (loss) on investments	455,696	44,034	67	146

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	442,994	41,490	66	139

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,977,820	263,761	3,898	3,198
Policy loans	(68,165)	(21,107)	0	0
Policy loan repayments and interest	31,622	3,191	0	0
Surrenders, withdrawals and death benefits	(314,938)	(36,458)	0	0
Net transfers between other subaccounts or fixed rate option	56,890,872	11,990,880	13,017	18,407
Withdrawal and other charges	(935,681)	(148,668)	(1,314)	(2,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	57,581,530	12,051,599	15,601	19,491

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,024,524	12,093,089	15,667	19,630

NET ASSETS
Beginning of period	0	0	0	0

End of period	$58,024,524	$12,093,089	$15,667	$19,630

Beginning units	0	0	0	0

Units issued	5,867,934	1,234,371	1,362	1,753
Units redeemed	(139,513)	(28,096)	(105)	(172)

Ending units	5,728,421	1,206,275	1,257	1,581

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A70

SUBACCOUNTS (Continued)

AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio

07/20/2009* to 12/31/2009	07/20/2009* to 12/31/2009	07/20/2009* to 12/31/2009

$(10)	$(7)	$(5)
0	0	0
8	3	12
349	319	196

347	315	203

27,745	7,292	10,097
0	0	0
0	0	0
0	0	0

7,299	13,979	5,887
(2,056)	(1,910)	(2,546)

32,988	19,361	13,438

33,335	19,676	13,641

0	0	0

$33,335	$19,676	$13,641

0	0	0

2,796	1,713	1,330
(163)	(153)	(210)

2,633	1,560	1,120

The accompanying notes are an integral part of these financial statements.
A71

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2009

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”) ,PruLife Custom Premier II (“ENVUL”), and Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and nineteen subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., Advanced Series Trust, (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund	AST Federated Aggressive Growth	AST Advanced Strategies Portfolio

Money Market Portfolio	Portfolio	AST CLS Growth Asset
Diversified Bond Portfolio	AST Small-Cap Value Portfolio	Allocation Portfolio
Equity Portfolio	AST Goldman Sachs Mid-Cap	AST CLS Moderate Asset
Flexible Managed Portfolio	Growth Portfolio	Allocation Portfolio
Conservative Balanced Portfolio	AST Large-Cap Value Portfolio
High Yield Bond Portfolio	AST Marsico Capital Growth	AIM Variable Insurance

Stock Index Portfolio	Portfolio	Utilities Fund
Value Portfolio	AST MFS Growth Portfolio	Technology Fund
Natural Resources Portfolio	AST Neuberger Berman Mid-Cap
Global Portfolio	Growth Portfolio	American Century Variable

Government Income Portfolio	AST Small-Cap Growth Portfolio	Portfolios

Jennison Portfolio	AST PIMCO Limited Maturity Bond	Value Fund
Small Capitalization Stock Portfolio	Portfolio	Income & Growth Fund
SP Davis Value Portfolio	AST T.Rowe Price Natural	Mid Cap Value Fund - Class 1
SP Small Cap Value Portfolio	Resources Portfolio	Shares
Jennison 20/20 Focus Portfolio	AST MFS Global Equity Portfolio
SP PIMCO Total Return Portfolio	AST JPMorgan International	Dreyfus Funds

SP PIMCO High Yield Portfolio	Equity Portfolio	MidCap Stock Portfolio - Initial
SP Strategic Partners Focused Growth Portfolio	AST T.Rowe Price Global Bond	Shares
SP Mid Cap Growth Portfolio	Portfolio	Developing Leaders Portfolio -
SP Prudential U.S. Emerging Growth Portfolio	AST PIMCO Total Return Bond	Initial Shares
SP Conservative Asset Allocation Portfolio	Portfolio	The Dreyfus Socially Responsible
SP Balanced Asset Allocation Portfolio	AST Aggressive Asset Allocation	Growth Fund - Service Shares
SP Growth Asset Allocation Portfolio	Portfolio	MidCap Stock Portfolio - Service
SP Aggressive Growth Asset Allocation Portfolio	AST Balanced Asset Allocation	Shares
SP International Growth Portfolio	Portfolio
SP International Value Portfolio	AST Preservation Asset Allocation	Franklin Templeton Funds

	Portfolio	Small-Mid Cap Growth
Advanced Series Trust	AST Schroders Multi Asset World	Securities Fund

AST T. Rowe Price Large-Cap Growth	Stategies Portfolio
Portfolio	AST First Trust Balanced Target	Goldman Sachs Funds

AST Cohen & Steers Realty Portfolio	Portfolio	Structured Small Cap Equity
AST UBS Dynamic Alpha Portfolio	AST T. Rowe Price Asset Allocation	Fund
AST DeAm Large-Cap Value Portfolio	Portfolio
AST Neuberger Berman Small-Cap Growth	AST First Trust Capital
Portfolio	Appreciation Target Portfolio

A72

Note 1:	General (Continued)

Janus Aspen Series	Oppenheimer Funds	Real Estate Fund

Janus Aspen Enterprise Portfolio - Service	Midcap Fund/VA	Rising Rates Opportunity Fund
Shares		Semiconductor Fund
Janus Aspen Overseas Portfolio - Service	ProFunds VP	Short NASDAQ-100 Fund

Shares	Asia 30 Fund	Short Small-Cap Fund
Janus Aspen Janus Portfolio - Service Shares	Banks Fund	Small-Cap Fund
Janus Aspen Janus Portfolio - Institutional	Basic Materials Fund	Small Cap-Growth Fund
Shares	Bear Fund	Small-Cap Value Fund
Janus Aspen Balanced Portfolio - Service Shares	Biotechnology Fund	Technology Fund
	UltraBull Fund	Telecommunications Fund
JPMorgan Insurance Trust	Consumer Services Fund	U.S. Government Plus Fund

Intrepid Mid Cap Portfolio - Class 1 Shares	Consumer Goods Fund	UltraMid-Cap Fund
	Oil & Gas Fund	UltraNASDAQ-100 Fund
M Financial Funds	Europe 30 Fund	UltraSmall-Cap Fund

Brandes International Equity Fund	Financials Fund	Bull Fund
Business Opportunity Value Fund	Health Care Fund	Utilities Fund
Frontier Capital Appreciation Fund	Industrials Fund
Large Cap Growth Fund	Internet Fund	T. Rowe Price

	Japan Fund	International Stock Portfolio
MFS Variable Insurance Trust	Mid-Cap Growth Fund

Growth Series Initial Class	Mid-Cap Value Fund
Utilities Series Initial Class	Money Market Fund
NASDAQ-100 Fund
Neuberger Berman	Pharmaceuticals Fund

Advisers Management Trust Socially Responsive	Precious Metals Fund
Portfolio - Service Shares

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009 as net transfers between subaccounts. The transfers occurred as follows:

November 13, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP Aggressive Growth Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio

Shares	4,593,667	3,973,209
Value	$6.98	$8.07
Net assets before merger	$32,063,797	$0
Net assets after merger	$0	$32,063,797

	Prudential SP Balanced Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio

Shares	6,177,858	5,716,078
Value	$9.16	$9.90
Net assets before merger	$56,589,175	$0
Net assets after merger	$0	$56,589,172

	Prudential SP PIMCO High Yield Portfolio	Prudential High Yield Bond Portfolio

Shares	1,069,829	4,458,667
Value	$8.73	$4.76
Net assets before merger	$9,339,607	$11,883,647
Net assets after merger	$0	$21,223,254

A73

Note 1:                      General (Continued)

November 20, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

Shares	1,175,156	1,120,447
Value	$10.24	$10.74
Net assets before merger	$12,033,597	$0
Net assets after merger	$0	$12,033,597

December 4, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP PIMCO Total Return Portfolio	AST PIMCO Total Return Bond Portfolio

Shares	5,015,675	5,037,054
Value	$11.78	$11.73
Net assets before merger	$59,084,649	$0
Net assets after merger	$0	$59,084,649

Each of the variable investment options of the Account bears indirectly exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financials statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification ™ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Account’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Account’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Account’s financial statements.

Investments - The investments in shares of the portfolios are stated at the net asset values of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions - Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

A74

Note 3:	Fair Value

The guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. The new guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 – Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 - Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable life insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value(s) (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

All assets of the account are classified as Level 1. No reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets held as of December 31, 2009 are presented.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A75

Note 5:                      Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2009 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$44,163,299	$(41,101,486)
Prudential Diversified Bond Portfolio	$6,640,299	$(11,471,250)
Prudential Equity Portfolio	$5,248,122	$(6,810,273)
Prudential Flexible Managed Portfolio	$1,405,356	$(472,695)
Prudential Conservative Balanced Portfolio	$239,322	$(1,485,118)
Prudential High Yield Bond Portfolio	$11,616,410	$(2,047,985)
Prudential Stock Index Portfolio	$14,773,639	$(18,166,288)
Prudential Value Portfolio	$1,281,304	$(3,884,562)
Prudential Natural Resources Portfolio	$4,018,767	$(3,275,646)
Prudential Global Portfolio	$2,276,229	$(2,514,213)
Prudential Government Income Portfolio	$1,539	$(1,216,284)
Prudential Jennison Portfolio	$4,989,539	$(7,203,757)
Prudential Small Capitalization Stock Portfolio	$232,641	$(532,070)
T. Rowe Price International Stock Portfolio	$641,942	$(1,195,901)
Janus Aspen Janus Portfolio - Institutional Shares	$165,582	$(1,710,971)
MFS VIT Growth Series - Initial Class	$246,332	$(425,551)
American Century VP Value Fund	$354,320	$(1,561,004)
Franklin Small-Mid Cap Growth Securities Fund	$336,294	$(497,267)
American Century VP Income & Growth Fund	$262,557	$(333,162)
Prudential SP Davis Value Portfolio	$4,358,402	$(4,507,659)
Dreyfus MidCap Stock Portfolio - Initial Shares	$44,110	$(87,663)
Dreyfus Developing Leaders Portfolio - Initial Shares	$446,374	$(883,412)
Prudential SP Small Cap Value Portfolio	$3,970,259	$(4,946,892)
Prudential Jennison 20/20 Focus Portfolio	$900,316	$(94,477)
Goldman Sachs Structured Small Cap Equity Fund	$170,536	$(233,895)
AIM V.I. Utilities Fund	$3,188	$(14,459)
AIM V.I. Technology Fund	$78	$(180,607)
Janus Aspen Enterprise Portfolio - Service Shares	$193,325	$(911,765)
Janus Aspen Balanced Portfolio - Service Shares	$105,911	$(644,897)
Oppenheimer MidCap Fund/VA	$91,554	$(782,114)
Prudential SP PIMCO Total Return Portfolio	$16,652,712	$(71,127,023)
Prudential SP PIMCO High Yield Portfolio	$1,276,093	$(11,043,787)
Janus Aspen Janus Portfolio - Service Shares	$291,724	$(236,660)
Prudential SP Strategic Partners Focused Growth Portfolio	$936,004	$(835,160)
Prudential SP Mid Cap Growth Portfolio	$2,110,231	$(1,451,315)
SP Prudential U.S. Emerging Growth Portfolio	$3,293,429	$(2,715,461)
Prudential SP Conservative Asset Allocation Portfolio	$2,495,769	$(13,543,698)
Prudential SP Balanced Asset Allocation Portfolio	$9,779,168	$(63,347,571)
Prudential SP Growth Asset Allocation Portfolio	$18,045,815	$(11,653,212)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$6,599,740	$(36,105,207)
Janus Aspen Overseas Portfolio - Service Shares	$1,575,403	$(1,414,426)
Prudential SP International Growth Portfolio	$2,693,379	$(1,828,152)

A76

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

Prudential SP International Value Portfolio	$4,559,775	$(4,943,926)
M Large Cap Growth Fund	$262,764	$(292,143)
M Financial Frontier Capital Appreciation Fund	$261,739	$(308,900)
M Financial Brandes International Equity Fund	$316,850	$(492,045)
M Financial Business Opportunity Value Fund	$203,698	$(201,448)
ProFund VP Asia 30 Fund	$957	$(1,119)
ProFund VP Banks Fund	$68,927	$(66,343)
ProFund VP Basic Materials Fund	$158,918	$(162,761)
ProFund VP Bear Fund	$640,098	$(650,958)
ProFund VP Biotechnology Fund	$82,096	$(82,057)
ProFund VP UltraBull Fund	$4,354,802	$(4,397,726)
ProFund VP Consumer Services Fund	$0	$0
ProFund VP Consumer Goods Fund	$102	$(403)
ProFund VP Oil & Gas Fund	$211,348	$(164,207)
ProFund VP Europe 30 Fund	$74,423	$(39,507)
ProFund VP Financials Fund	$16,624	$(7,637)
ProFund VP Health Care Fund	$99,217	$(98,375)
ProFund VP Industrials Fund	$0	$0
ProFund VP Internet Fund	$12,274	$(10,906)
ProFund VP Japan Fund	$55,881	$(18,245)
ProFund VP Mid-Cap Growth Fund	$2,018	$(588)
ProFund VP Mid-Cap Value Fund	$329	$(996)
ProFund VP Money Market Fund	$11,229,789	$(11,718,458)
ProFund VP NASDAQ-100 Fund	$297,306	$(248,758)
ProFund VP Pharmaceuticals Fund	$182	$(124)
ProFund VP Precious Metals Fund	$389,843	$(336,709)
ProFund VP Real Estate Fund	$129,014	$(104,220)
ProFund VP Rising Rates Opportunity Fund	$90,532	$(78,752)
ProFund VP Semiconductor Fund	$16,745	$(16,888)
ProFund VP Short NASDAQ-100 Fund	$396,290	$(391,414)
ProFund VP Short Small-Cap Fund	$376,458	$(393,245)
ProFund VP Small-Cap Fund	$193,572	$(135,571)
ProFund VP Small-Cap Growth Fund	$74,283	$(72,931)
ProFund VP Small-Cap Value Fund	$0	$0
ProFund VP Technology Fund	$142,831	$(137,886)
ProFund VP Telecommunications Fund	$76,463	$(78,727)
ProFund VP U.S. Government Plus Fund	$325,632	$(325,380)
ProFund VP UltraMid-Cap Fund	$1,158,112	$(1,165,739)
ProFund VP UltraNASDAQ-100 Fund	$2,335,277	$(2,362,323)
ProFund VP UltraSmall-Cap Fund	$1,528,949	$(1,545,836)
ProFund VP Bull Fund	$301,375	$(242,649)
ProFund VP Utilities Fund	$13,028	$(13,601)
AST T. Rowe Price Large-Cap Growth Portfolio	$1,826,634	$(1,193,750)
AST Cohen & Steers Realty Portfolio	$862,098	$(453,148)
AST UBS Dynamic Alpha Portfolio	$506,396	$(138,970)
AST DeAm Large-Cap Value Portfolio	$591,411	$(281,206)
AST Neuberger Berman Small-Cap Growth Portfolio	$198,194	$(66,996)
AST Federated Aggressive Growth Portfolio	$322,605	$(98,743)
AST Small-Cap Value Portfolio	$674,802	$(281,372)
AST Goldman Sachs Mid-Cap Growth Portfolio	$497,401	$(134,985)

A77

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

AST Large-Cap Value Portfolio	$2,025,902	$(1,166,376)
AST Marsico Capital Growth Portfolio	$1,527,524	$(715,744)
AST MFS Growth Portfolio	$264,949	$(89,618)
AST Neuberger Berman Mid-Cap Growth Portfolio	$3,784	$(112,602)
AST Small-Cap Growth Portfolio	$1,287,667	$(806,974)
AST PIMCO Limited Maturity Bond Portfolio	$598,315	$(169,044)
AST T. Rowe Price Natural Resources Portfolio	$2,610,110	$(1,153,947)
AST MFS Global Equity Portfolio	$255,191	$(125,774)
AST JPMorgan International Equity Portfolio	$806,653	$(342,283)
AST T. Rowe Price Global Bond Portfolio	$320,653	$(298,760)
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares	$15,914	$(8,168)
American Century VP Mid Cap Value Fund - Class 1 Shares	$164,800	$(31,405)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares	$41,279	$(8,669)
The Dreyfus Socially Responsible Growth Fund - Service Shares	$28,139	$(6,728)
Dreyfus MidCap Stock Portfolio - Service Shares	$16,805	$(2,757)
MFS VIT Utilities Series - Initial Class	$241,577	$(60,327)
AST Schroders Multi-Asset World Strategies Portfolio	$46,101	$(524)
AST PIMCO Total Return Bond Portfolio	$59,544,439	$(258,738)
AST T. Rowe Price Asset Allocation Portfolio	$11,833	$(717)
AST Aggressive Asset Allocation Portfolio	$33,080,798	$(453,090)
AST Balanced Asset Allocation Portfolio	$58,166,079	$(599,752)
AST Preservation Asset Allocation Portfolio	$12,231,408	$(183,045)
AST First Trust Balanced Target Portfolio	$16,384	$(787)
AST First Trust Capital Appreciation Target Portfolio	$20,274	$(791)
AST Advanced Strategies Portfolio	$33,748	$(770)
AST CLS Growth Asset Allocation Portfolio	$19,871	$(517)
AST CLS Moderate Asset Allocation Portfolio	$14,448	$(1,015)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

A78

Note 6:                      Related Party Transactions (Continued)

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential Money Market Portfolio

December 31, 2009	155,046	$1.16919	to	$11.79333	$254,664	0.40%	0.00% to 0.90%	–0.50%	to	0.40%
December 31, 2008	152,865	$1.16584	to	$11.74670	$250,570	2.58%	0.00% to 0.90%	1.71%	to	2.65%
December 31, 2007	132,612	$1.13677	to	$11.44374	$213,692	4.93%	0.00% to 0.90%	4.14%	to	5.06%
December 31, 2006	134,946	$1.08287	to	$10.89271	$209,028	4.68%	0.00% to 0.90%	3.83%	to	4.75%
December 31, 2005	112,502	$1.03506	to	$10.39889	$158,650	2.88%	0.00% to 0.90%	1.99%	to	2.90%

	Prudential Diversified Bond Portfolio

December 31, 2009	39,173	$1.42063	to	$14.13312	$95,396	4.73%	0.00% to 0.90%	19.43%	to	20.51%
December 31, 2008	40,753	$1.17995	to	$11.72770	$83,712	5.15%	0.00% to 0.90%	–4.31%	to	–3.46%
December 31, 2007	49,523	$1.22341	to	$12.14763	$108,670	5.23%	0.00% to 0.90%	4.76%	to	5.71%
December 31, 2006	41,665	$1.15836	to	$11.49153	$86,903	4.87%	0.00% to 0.90%	4.06%	to	4.98%
December 31, 2005	45,624	$1.10424	to	$10.94617	$91,954	5.29%	0.00% to 0.90%	2.37%	to	3.28%

	Prudential Equity Portfolio

December 31, 2009	39,201	$1.14646	to	$13.33280	$57,330	1.60%	0.00% to 0.90%	36.95%	to	38.17%
December 31, 2008	38,469	$0.83715	to	$9.64954	$42,743	1.44%	0.00% to 0.90%	–38.71%	to	–38.16%
December 31, 2007	37,025	$1.36594	to	$15.60349	$68,386	1.08%	0.00% to 0.90%	8.34%	to	9.32%
December 31, 2006	37,183	$1.26076	to	$14.27258	$64,825	1.01%	0.00% to 0.90%	11.57%	to	12.57%
December 31, 2005	44,549	$1.13004	to	$12.67894	$74,885	1.04%	0.00% to 0.90%	10.48%	to	11.47%

	Prudential Flexible Managed Portfolio

December 31, 2009	5,134	$1.15666	to	$12.25274	$6,290	3.62%	0.20% to 0.90%	13.21%	to	19.70%
December 31, 2008	4,253	$0.97293	to	$2.88180	$4,417	3.13%	0.20% to 0.90%	–25.49%	to	–24.97%
December 31, 2007	3,210	$1.30579	to	$3.85621	$4,690	2.40%	0.20% to 0.90%	5.41%	to	6.15%
December 31, 2006	3,208	$1.23882	to	$3.64750	$4,506	2.05%	0.20% to 0.90%	11.17%	to	11.94%
December 31, 2005	3,345	$1.11430	to	$3.27131	$4,257	1.82%	0.20% to 0.90%	3.23%	to	3.95%

	Prudential Conservative Balanced Portfolio

December 31, 2009	4,262	$1.20355	to	$12.07580	$7,761	3.95%	0.20% to 0.90%	12.05%	to	19.77%
December 31, 2008	4,922	$1.01188	to	$2.64903	$7,690	4.31%	0.20% to 0.90%	–22.11%	to	–21.56%
December 31, 2007	13,125	$1.29912	to	$3.39077	$35,693	2.86%	0.20% to 0.90%	5.17%	to	5.91%
December 31, 2006	16,371	$1.23522	to	$3.21437	$40,521	2.87%	0.20% to 0.90%	9.45%	to	10.22%
December 31, 2005	22,181	$1.12857	to	$2.92821	$49,126	2.45%	0.20% to 0.90%	2.51%	to	3.23%

A79

Note 7:                      Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential High Yield Bond Portfolio

December 31, 2009	12,998	$1.50083	to	$14.89993	$21,854	10.12%	0.00% to 0.90%	45.85%	to	47.16%
December 31, 2008	6,982	$1.02083	to	$10.12490	$8,048	8.72%	0.00% to 0.90%	–22.97%	to	–22.28%
December 31, 2007	6,530	$1.31459	to	$13.02717	$9,764	7.16%	0.00% to 0.90%	1.69%	to	2.62%
December 31, 2006	6,078	$1.28200	to	$12.69428	$8,962	7.85%	0.00% to 0.90%	9.30%	to	10.25%
December 31, 2005	6,877	$1.16361	to	$11.51387	$9,285	6.96%	0.00% to 0.90%	2.51%	to	3.41%

	Prudential Stock Index Portfolio

December 31, 2009	112,803	$0.83357	to	$11.54386	$162,566	2.75%	0.00% to 0.90%	24.94%	to	26.07%
December 31, 2008	115,268	$0.66717	to	$9.15654	$132,843	2.25%	0.00% to 0.90%	–37.51%	to	–36.94%
December 31, 2007	110,391	$1.06764	to	$14.52015	$207,464	1.64%	0.00% to 0.90%	4.16%	to	5.10%
December 31, 2006	107,743	$1.02498	to	$13.81575	$200,140	1.59%	0.00% to 0.90%	14.52%	to	15.54%
December 31, 2005	128,179	$0.89500	to	$11.95707	$208,637	1.54%	0.00% to 0.90%	3.60%	to	4.54%

	Prudential Value Portfolio

December 31, 2009	5,906	$1.47859	to	$5.08421	$12,632	1.98%	0.20% to 0.90%	40.66%	to	41.65%
December 31, 2008	7,685	$1.05115	to	$3.60373	$11,188	1.84%	0.20% to 0.90%	–42.81%	to	–42.41%
December 31, 2007	7,411	$1.83802	to	$6.28234	$19,178	1.41%	0.20% to 0.90%	2.26%	to	2.98%
December 31, 2006	7,174	$1.79732	to	$6.12496	$18,547	1.51%	0.20% to 0.90%	18.87%	to	19.70%
December 31, 2005	6,521	$1.51204	to	$5.13732	$14,570	1.21%	0.20% to 0.90%	15.62%	to	16.43%

	Prudential Natural Resources Portfolio

December 31, 2009	608	$7.78270	to	$13.40114	$6,367	0.67%	0.00% to 0.60%	76.05%	to	77.11%
December 31, 2008	456	$4.39882	to	$7.61216	$3,063	0.75%	0.00% to 0.60%	–55.21%	to	–53.28%
December 31, 2007	371	$16.29431	to	$16.29431	$6,052	0.58%	0.60% to 0.60%	47.41%	to	47.41%
December 31, 2006	376	$11.05400	to	$11.05400	$4,155	1.92%	0.60% to 0.60%	21.47%	to	21.47%
December 31, 2005	378	$9.10035	to	$9.10035	$3,440	0.00%	0.60% to 0.60%	54.98%	to	54.98%

	Prudential Global Portfolio

December 31, 2009	14,708	$0.80076	to	$13.14756	$17,090	2.88%	0.00% to 0.90%	30.22%	to	31.39%
December 31, 2008	15,081	$0.61494	to	$10.00641	$13,231	1.80%	0.00% to 0.90%	–43.43%	to	–42.92%
December 31, 2007	14,239	$1.08699	to	$17.53064	$21,965	1.15%	0.00% to 0.90%	9.48%	to	10.48%
December 31, 2006	13,093	$0.99282	to	$15.86794	$18,280	0.69%	0.00% to 0.90%	18.59%	to	19.65%
December 31, 2005	14,793	$0.83720	to	$13.26217	$17,160	0.57%	0.00% to 0.90%	15.03%	to	16.06%

	Prudential Government Income Portfolio

December 31, 2009	30,730	$3.31942	to	$3.31942	$102,004	3.10%	0.60% to 0.60%	7.07%	to	7.07%
December 31, 2008	30,925	$3.10024	to	$3.10024	$95,874	4.18%	0.60% to 0.60%	3.68%	to	3.68%
December 31, 2007	24,252	$2.99010	to	$2.99010	$72,515	4.45%	0.60% to 0.60%	5.06%	to	5.06%
December 31, 2006	24,963	$2.84605	to	$2.84605	$71,046	4.89%	0.60% to 0.60%	3.12%	to	3.12%
December 31, 2005	25,076	$2.75997	to	$2.75997	$69,209	4.55%	0.60% to 0.60%	1.91%	to	1.91%

	Prudential Jennison Portfolio

December 31, 2009	45,195	$0.69663	to	$13.27361	$46,132	0.66%	0.00% to 0.90%	41.76%	to	43.03%
December 31, 2008	48,152	$0.49141	to	$9.28019	$33,953	0.52%	0.00% to 0.90%	–37.84%	to	–37.28%
December 31, 2007	47,025	$0.79060	to	$14.79607	$52,956	0.30%	0.00% to 0.90%	11.00%	to	12.00%
December 31, 2006	49,111	$0.71228	to	$13.21079	$48,749	0.31%	0.00% to 0.90%	0.89%	to	1.79%
December 31, 2005	48,384	$0.70598	to	$12.97872	$46,419	0.11%	0.00% to 0.90%	13.53%	to	14.55%

	Prudential Small Capitalization Stock Portfolio

December 31, 2009	6,666	$3.32627	to	$8.96530	$22,306	1.83%	0.00% to 0.60%	24.44%	to	25.18%
December 31, 2008	6,772	$2.67299	to	$7.16174	$18,131	1.15%	0.00% to 0.60%	–31.45%	to	–29.58%
December 31, 2007	6,884	$3.89928	to	$3.89928	$26,844	0.58%	0.60% to 0.60%	–1.13%	to	–1.13%
December 31, 2006	7,275	$3.94365	to	$3.94365	$28,692	0.60%	0.60% to 0.60%	13.99%	to	13.99%
December 31, 2005	7,321	$3.45969	to	$3.45969	$25,328	0.62%	0.60% to 0.60%	6.62%	to	6.62%

A80

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	T. Rowe Price International Stock Portfolio

December 31, 2009	4,935	$0.92493	to	$1.16432	$5,227	2.57%	0.20% to 0.90%	51.03%	to	52.08%
December 31, 2008	5,410	$0.61243	to	$0.76868	$3,813	1.91%	0.20% to 0.90%	–49.16%	to	–48.80%
December 31, 2007	5,913	$1.20458	to	$1.50742	$8,200	1.27%	0.20% to 0.90%	12.02%	to	12.81%
December 31, 2006	6,606	$1.07531	to	$1.34163	$8,126	1.14%	0.20% to 0.90%	18.01%	to	18.87%
December 31, 2005	7,624	$0.91120	to	$1.13330	$7,877	1.68%	0.20% to 0.90%	15.00%	to	15.80%

	Janus Aspen Janus Portfolio – Institutional Shares

December 31, 2009	5,000	$0.64654	to	$0.86645	$3,686	0.52%	0.20% to 0.90%	35.14%	to	36.12%
December 31, 2008	7,671	$0.47843	to	$0.63919	$4,219	0.75%	0.20% to 0.90%	–40.24%	to	–39.84%
December 31, 2007	7,733	$0.80064	to	$1.06662	$7,078	0.73%	0.20% to 0.90%	14.06%	to	14.87%
December 31, 2006	5,987	$0.70196	to	$0.93243	$4,793	0.47%	0.20% to 0.90%	10.38%	to	11.17%
December 31, 2005	7,562	$0.63595	to	$0.84218	$5,588	0.34%	0.20% to 0.90%	3.37%	to	4.08%

	MFS VIT Growth Series – Initial Class

December 31, 2009	3,015	$0.60874	to	$0.99337	$2,198	0.32%	0.20% to 0.90%	36.47%	to	37.40%
December 31, 2008	3,262	$0.44607	to	$0.72584	$1,722	0.22%	0.20% to 0.90%	–37.97%	to	–37.55%
December 31, 2007	2,964	$0.71912	to	$1.16675	$2,440	0.00%	0.20% to 0.90%	20.08%	to	20.92%
December 31, 2006	3,002	$0.59884	to	$0.96872	$2,046	0.00%	0.20% to 0.90%	6.94%	to	7.68%
December 31, 2005	5,485	$0.55996	to	$0.90322	$3,844	0.00%	0.20% to 0.90%	8.21%	to	9.02%

	American Century VP Value Fund

December 31, 2009	5,241	$1.48130	to	$1.69480	$8,094	5.52%	0.20% to 0.90%	18.79%	to	19.63%
December 31, 2008	6,144	$1.24327	to	$1.41671	$8,066	2.44%	0.20% to 0.90%	–27.43%	to	–26.92%
December 31, 2007	6,191	$1.70819	to	$1.93919	$11,146	1.51%	0.20% to 0.90%	–5.99%	to	–5.33%
December 31, 2006	5,924	$1.81151	to	$2.06277	$11,300	1.40%	0.20% to 0.90%	17.60%	to	18.42%
December 31, 2005	6,834	$1.53595	to	$1.75405	$11,078	0.86%	0.20% to 0.90%	4.11%	to	4.83%

	Franklin Small-Mid Cap Growth Securities Fund

December 31, 2009	4,608	$0.75991	to	$0.78940	$3,582	0.00%	0.20% to 0.90%	42.30%	to	43.27%
December 31, 2008	4,817	$0.53401	to	$0.55099	$2,621	0.00%	0.20% to 0.90%	–43.00%	to	–42.61%
December 31, 2007	5,022	$0.93693	to	$0.96014	$4,776	0.00%	0.20% to 0.90%	10.25%	to	11.02%
December 31, 2006	5,953	$0.84981	to	$0.86481	$5,118	0.00%	0.20% to 0.90%	7.72%	to	8.46%
December 31, 2005	8,855	$0.78887	to	$0.79733	$7,043	0.00%	0.20% to 0.90%	3.86%	to	4.58%

	American Century VP Income & Growth Fund

December 31, 2009	878	$0.96235	to	$0.96235	$845	4.94%	0.20% to 0.20%	17.87%	to	17.87%
December 31, 2008	927	$0.81648	to	$0.81648	$757	2.33%	0.20% to 0.20%	–34.71%	to	–34.71%
December 31, 2007	1,442	$1.25061	to	$1.25061	$1,803	2.11%	0.20% to 0.20%	–0.28%	to	–0.28%
December 31, 2006	1,366	$1.25409	to	$1.25409	$1,713	1.76%	0.20% to 0.20%	16.86%	to	16.86%
December 31, 2005	1,232	$1.07320	to	$1.07320	$1,322	2.40%	0.20% to 0.20%	4.41%	to	4.41%

	Prudential SP Davis Value Portfolio

December 31, 2009	32,191	$1.15218	to	$12.09417	$38,582	1.61%	0.00% to 0.90%	30.09%	to	31.27%
December 31, 2008	31,771	$0.88155	to	$9.21351	$29,387	1.47%	0.00% to 0.90%	–40.42%	to	–39.88%
December 31, 2007	29,581	$1.46785	to	$15.32495	$45,674	0.80%	0.00% to 0.90%	3.65%	to	4.58%
December 31, 2006	30,460	$1.40487	to	$14.65332	$44,755	0.75%	0.00% to 0.90%	14.00%	to	15.02%
December 31, 2005	26,836	$1.22267	to	$12.73961	$34,153	0.85%	0.00% to 0.90%	8.54%	to	9.52%

	Dreyfus MidCap Stock Portfolio – Initial Shares

December 31, 2009	238	$1.18286	to	$1.18286	$282	1.49%	0.20% to 0.20%	35.23%	to	35.23%
December 31, 2008	288	$0.87470	to	$0.87470	$252	0.97%	0.20% to 0.20%	–40.54%	to	–40.54%
December 31, 2007	348	$1.47108	to	$1.47108	$512	0.40%	0.20% to 0.20%	1.29%	to	1.29%
December 31, 2006	311	$1.45229	to	$1.45229	$452	0.88%	0.20% to 0.20%	7.53%	to	7.53%
December 31, 2005	2,547	$1.35061	to	$1.35061	$3,439	0.02%	0.20% to 0.20%	8.95%	to	8.95%

A81

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Dreyfus Developing Leaders Portfolio – Initial Shares

December 31, 2009	4,972	$0.45844	to	$0.45844	$2,279	1.93%	0.20% to 0.20%	25.79%	to	25.79%
December 31, 2008	6,325	$0.36445	to	$0.36445	$2,305	0.96%	0.20% to 0.20%	–37.72%	to	–37.72%
December 31, 2007	7,529	$0.58521	to	$0.58521	$4,406	0.65%	0.20% to 0.20%	–11.23%	to	–11.23%
December 31, 2006	3,852	$0.65922	to	$0.65922	$2,539	0.56%	0.20% to 0.20%	3.57%	to	3.57%
December 31, 2005	6,876	$0.63649	to	$0.63649	$4,377	0.00%	0.20% to 0.20%	5.60%	to	5.60%

	Prudential SP Small Cap Value Portfolio

December 31, 2009	24,945	$1.29106	to	$12.60902	$36,145	1.49%	0.00% to 0.90%	29.63%	to	30.80%
December 31, 2008	25,605	$0.98795	to	$9.63974	$28,735	1.10%	0.00% to 0.90%	–31.12%	to	–30.50%
December 31, 2007	24,587	$1.42297	to	$13.87037	$39,943	0.81%	0.00% to 0.90%	–4.49%	to	–3.63%
December 31, 2006	22,004	$1.47770	to	$14.39211	$37,000	0.50%	0.00% to 0.90%	13.58%	to	14.60%
December 31, 2005	19,662	$1.29067	to	$12.55835	$29,147	0.49%	0.00% to 0.90%	3.68%	to	4.61%

	Goldman Sachs Structured Small Cap Equity Fund

December 31, 2009	906	$1.21475	to	$1.21475	$1,101	1.29%	0.20% to 0.20%	27.42%	to	27.42%
December 31, 2008	1,013	$0.95338	to	$0.95338	$965	0.67%	0.20% to 0.20%	–34.16%	to	–34.16%
December 31, 2007	1,164	$1.44802	to	$1.44802	$1,685	0.37%	0.20% to 0.20%	–16.65%	to	–16.65%
December 31, 2006	1,126	$1.73735	to	$1.73735	$1,956	0.56%	0.20% to 0.20%	12.05%	to	12.05%
December 31, 2005	1,559	$1.55056	to	$1.55056	$2,417	0.24%	0.20% to 0.20%	5.86%	to	5.86%

	AIM V.I. Utilities Fund

December 31, 2009	16	$1.01849	to	$1.01849	$17	4.79%	0.20% to 0.20%	14.70%	to	14.70%
December 31, 2008	29	$0.88793	to	$0.88793	$26	2.08%	0.20% to 0.20%	–32.49%	to	–32.49%
December 31, 2007	45	$1.31532	to	$1.31532	$59	2.15%	0.20% to 0.20%	20.40%	to	20.40%
December 31, 2006	37	$1.09243	to	$1.09243	$41	0.56%	0.20% to 0.20%	25.21%	to	25.21%
December 31, 2005	708	$0.87246	to	$0.87246	$618	4.38%	0.20% to 0.20%	16.61%	to	16.61%

	AIM V.I. Technology Fund

December 31, 2009	1,297	$0.29040	to	$0.29040	$377	0.00%	0.20% to 0.20%	57.11%	to	57.11%
December 31, 2008	2,238	$0.18484	to	$0.18484	$414	0.00%	0.20% to 0.20%	–44.62%	to	–44.62%
December 31, 2007	2,088	$0.33374	to	$0.33374	$697	0.00%	0.20% to 0.20%	7.47%	to	7.47%
December 31, 2006	1,869	$0.31056	to	$0.31056	$580	0.00%	0.20% to 0.20%	10.24%	to	10.24%
December 31, 2005	1,937	$0.28171	to	$0.28171	$546	0.00%	0.20% to 0.20%	2.01%	to	2.01%

	Janus Aspen Enterprise Portfolio – Service Shares

December 31, 2009	1,917	$0.66290	to	$0.66290	$1,271	0.00%	0.20% to 0.20%	44.15%	to	44.15%
December 31, 2008	3,569	$0.45987	to	$0.45987	$1,641	0.07%	0.20% to 0.20%	–43.97%	to	–43.97%
December 31, 2007	3,297	$0.82079	to	$0.82079	$2,706	0.07%	0.20% to 0.20%	21.49%	to	21.49%
December 31, 2006	1,779	$0.67559	to	$0.67559	$1,202	0.00%	0.20% to 0.20%	13.16%	to	13.16%
December 31, 2005	2,285	$0.59703	to	$0.59703	$1,364	0.00%	0.20% to 0.20%	11.81%	to	11.81%

	Janus Aspen Balanced Portfolio – Service Shares

December 31, 2009	14,890	$1.46490	to	$1.46490	$21,812	2.75%	0.20% to 0.20%	25.33%	to	25.33%
December 31, 2008	15,284	$1.16882	to	$1.16882	$17,864	2.38%	0.20% to 0.20%	–16.23%	to	–16.23%
December 31, 2007	16,340	$1.39522	to	$1.39522	$22,798	2.28%	0.20% to 0.20%	10.06%	to	10.06%
December 31, 2006	17,141	$1.26765	to	$1.26765	$21,729	1.87%	0.20% to 0.20%	10.19%	to	10.19%
December 31, 2005	19,794	$1.15042	to	$1.15042	$22,772	2.11%	0.20% to 0.20%	7.45%	to	7.45%

	Oppenheimer Midcap Fund/VA

December 31, 2009	1,806	$0.47337	to	$0.47337	$855	0.00%	0.20% to 0.20%	32.02%	to	32.02%
December 31, 2008	3,704	$0.35855	to	$0.35855	$1,328	0.00%	0.20% to 0.20%	–49.32%	to	–49.32%
December 31, 2007	2,976	$0.70743	to	$0.70743	$2,106	0.00%	0.20% to 0.20%	5.83%	to	5.83%
December 31, 2006	4,252	$0.66843	to	$0.66843	$2,842	0.00%	0.20% to 0.20%	2.49%	to	2.49%
December 31, 2005	2,067	$0.65220	to	$0.65220	$1,348	0.00%	0.20% to 0.20%	11.76%	to	11.76%

A82

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential SP PIMCO Total Return Portfolio (expired December 4, 2009)

December 31, 2009	0	0.00000	to	0.00000	$0	3.48%	0.00% to 0.90%	12.73%	to	13.67%
December 31, 2008	32,414	$1.22232	to	$12.23031	$48,440	5.14%	0.00% to 0.90%	–1.08%	to	–0.20%
December 31, 2007	30,292	$1.22572	to	$12.25435	$45,393	4.36%	0.00% to 0.90%	8.46%	to	9.44%
December 31, 2006	30,333	$1.12112	to	$11.19702	$41,590	4.25%	0.00% to 0.90%	2.76%	to	3.68%
December 31, 2005	32,938	$1.08232	to	$10.79983	$43,675	4.68%	0.00% to 0.90%	1.48%	to	2.39%

	Prudential SP PIMCO High Yield Portfolio (expired November 13, 2009)

December 31, 2009	0	0.00000	to	0.00000	$0	6.62%	0.00% to 0.90%	38.34%	to	39.42%
December 31, 2008	6,202	$0.98409	to	$9.71883	$7,119	8.28%	0.00% to 0.90%	–26.17%	to	–25.50%
December 31, 2007	6,006	$1.32230	to	$13.04626	$9,366	7.11%	0.00% to 0.90%	2.85%	to	3.80%
December 31, 2006	5,556	$1.27493	to	$12.56887	$8,399	7.37%	0.00% to 0.90%	8.55%	to	9.51%
December 31, 2005	6,203	$1.16538	to	$11.47762	$8,697	6.64%	0.00% to 0.90%	3.12%	to	4.03%

	Janus Aspen Janus Portfolio – Service Shares

December 31, 2009	2,730	$0.94948	to	$0.94948	$2,592	0.39%	0.25% to 0.25%	35.67%	to	35.67%
December 31, 2008	2,638	$0.69982	to	$0.69982	$1,846	0.60%	0.25% to 0.25%	–40.02%	to	–40.02%
December 31, 2007	2,420	$1.16670	to	$1.16670	$2,824	0.60%	0.25% to 0.25%	14.52%	to	14.52%
December 31, 2006	2,142	$1.01876	to	$1.01876	$2,183	0.28%	0.25% to 0.25%	10.86%	to	10.86%
December 31, 2005	2,099	$0.91896	to	$0.91896	$1,929	0.13%	0.25% to 0.25%	3.76%	to	3.76%

	Prudential SP Strategic Partners Focused Growth Portfolio

December 31, 2009	4,048	$1.04943	to	$13.40567	$4,657	0.00%	0.00% to 0.90%	42.87%	to	44.14%
December 31, 2008	3,943	$0.73453	to	$0.91719	$3,142	0.00%	0.10% to 0.90%	–38.97%	to	–38.48%
December 31, 2007	2,968	$1.20358	to	$15.10168	$3,866	0.00%	0.00% to 0.90%	14.21%	to	15.24%
December 31, 2006	3,007	$1.05384	to	$13.10433	$3,389	0.00%	0.00% to 0.90%	–1.55%	to	–0.66%
December 31, 2005	2,656	$1.07038	to	$13.19148	$2,986	0.00%	0.00% to 0.90%	14.12%	to	15.14%

	Prudential SP Mid Cap Growth Portfolio

December 31, 2009	20,978	$0.69923	to	$11.18013	$15,895	0.00%	0.00% to 0.90%	30.35%	to	31.49%
December 31, 2008	19,941	$0.53307	to	$8.50283	$11,435	0.00%	0.00% to 0.90%	–43.08%	to	–42.56%
December 31, 2007	18,776	$0.93041	to	$14.80357	$18,748	0.23%	0.00% to 0.90%	15.16%	to	16.21%
December 31, 2006	17,780	$0.80266	to	$12.73876	$15,138	0.00%	0.00% to 0.90%	–2.81%	to	–1.94%
December 31, 2005	16,522	$0.82065	to	$12.99106	$14,152	0.00%	0.00% to 0.90%	4.33%	to	5.26%

	SP Prudential U.S. Emerging Growth Portfolio

December 31, 2009	18,089	$1.37832	to	$16.88951	$26,435	0.74%	0.00% to 0.90%	40.63%	to	41.89%
December 31, 2008	17,657	$0.98012	to	$11.90349	$18,131	0.30%	0.00% to 0.90%	–36.80%	to	–36.23%
December 31, 2007	16,817	$1.55088	to	$18.66589	$27,087	0.34%	0.00% to 0.90%	15.76%	to	16.82%
December 31, 2006	15,876	$1.33323	to	$15.97896	$21,901	0.00%	0.00% to 0.90%	8.61%	to	9.59%
December 31, 2005	13,420	$1.21970	to	$14.58109	$16,697	0.00%	0.00% to 0.90%	16.72%	to	17.77%

	Prudential SP Conservative Asset Allocation Portfolio (expired November 20, 2009)

December 31, 2009	0	0.00000	to	0.00000	$0	3.46%	0.00% to 0.90%	10.25%	to	19.40%
December 31, 2008	7,754	$1.10677	to	$11.07559	$9,213	3.13%	0.00% to 0.90%	–20.92%	to	–20.21%
December 31, 2007	7,094	$1.38852	to	$13.88049	$10,605	3.12%	0.00% to 0.90%	8.41%	to	9.39%
December 31, 2006	6,214	$1.27058	to	$12.68916	$8,548	3.32%	0.00% to 0.90%	7.72%	to	8.67%
December 31, 2005	5,790	$1.16989	to	$11.67693	$7,614	1.29%	0.00% to 0.90%	4.97%	to	5.91%

	Prudential SP Balanced Asset Allocation Portfolio (expired November 13, 2009)

December 31, 2009	0	0.00000	to	0.00000	$0	2.93%	0.00% to 0.90%	12.03%	to	21.72%
December 31, 2008	40,603	$1.03511	to	$10.54554	$43,539	2.41%	0.00% to 0.90%	–29.18%	to	–28.55%
December 31, 2007	35,350	$1.46167	to	$14.75899	$53,253	2.45%	0.00% to 0.90%	8.37%	to	9.35%
December 31, 2006	29,278	$1.34175	to	$13.49688	$40,490	2.36%	0.00% to 0.90%	9.71%	to	10.69%
December 31, 2005	24,001	$1.21353	to	$12.19356	$30,116	0.88%	0.00% to 0.90%	6.64%	to	7.60%
A83

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential SP Growth Asset Allocation Portfolio

December 31, 2009	75,888	$1.16365	to	$12.83363	$93,815	2.18%	0.00% to 0.90%	15.74%	to	26.22%
December 31, 2008	69,183	$0.93022	to	$9.95378	$67,888	1.69%	0.00% to 0.90%	–36.93%	to	–36.36%
December 31, 2007	58,676	$1.47484	to	$15.64015	$90,584	1.68%	0.00% to 0.90%	8.26%	to	9.23%
December 31, 2006	47,121	$1.36237	to	$14.31851	$66,683	1.66%	0.00% to 0.90%	11.89%	to	12.88%
December 31, 2005	34,936	$1.21764	to	$12.68422	$43,777	0.57%	0.00% to 0.90%	8.27%	to	9.24%

	Prudential SP Aggressive Growth Asset Allocation Portfolio (expired November 13, 2009)

December 31, 2009	0	0.00000	to	0.00000	$0	1.44%	0.08% to 0.90%	26.08%	to	26.95%
December 31, 2008	25,021	$0.83486	to	$9.43650	$22,595	1.07%	0.00% to 0.90%	–42.70%	to	–42.18%
December 31, 2007	20,763	$1.45708	to	$16.32142	$32,380	1.07%	0.00% to 0.90%	8.22%	to	9.20%
December 31, 2006	15,878	$1.34635	to	$1.53196	$22,552	1.66%	0.00% to 0.90%	13.26%	to	14.17%
December 31, 2005	11,372	$1.18874	to	$1.34325	$14,089	0.15%	0.10% to 0.90%	9.49%	to	10.37%

	Janus Aspen Overseas Portfolio – Service Shares

December 31, 2009	3,189	$1.69089	to	$8.42931	$6,535	0.38%	0.00% to 0.20%	78.72%	to	79.07%
December 31, 2008	3,779	$0.94610	to	$4.70718	$3,672	1.08%	0.00% to 0.20%	–53.25%	to	–52.32%
December 31, 2007	3,372	$1.98444	to	$1.98444	$6,692	0.48%	0.20% to 0.20%	27.76%	to	27.76%
December 31, 2006	5,167	$1.55321	to	$1.55321	$8,026	1.79%	0.20% to 0.20%	46.33%	to	46.33%
December 31, 2005	5,291	$1.06141	to	$1.06141	$5,616	1.06%	0.20% to 0.20%	31.67%	to	31.67%

	Prudential SP International Growth Portfolio

December 31, 2009	10,409	$1.20832	to	$13.97300	$14,168	2.19%	0.00% to 0.90%	35.93%	to	37.15%
December 31, 2008	9,545	$0.88890	to	$10.18821	$9,576	1.65%	0.00% to 0.90%	–50.74%	to	–50.30%
December 31, 2007	8,455	$1.80456	to	$20.49745	$17,081	0.78%	0.00% to 0.90%	18.48%	to	19.55%
December 31, 2006	7,142	$1.52315	to	$17.14606	$11,967	1.60%	0.00% to 0.90%	19.98%	to	21.05%
December 31, 2005	5,436	$1.26952	to	$14.16477	$7,257	0.55%	0.00% to 0.90%	15.34%	to	16.39%

	Prudential SP International Value Portfolio

December 31, 2009	18,228	$1.28655	to	$15.53780	$24,875	3.07%	0.00% to 0.90%	31.18%	to	32.35%
December 31, 2008	18,736	$0.97450	to	$11.73996	$19,393	2.77%	0.00% to 0.90%	–44.56%	to	–44.06%
December 31, 2007	17,967	$1.74645	to	$20.98673	$33,931	2.47%	0.00% to 0.90%	17.03%	to	18.08%
December 31, 2006	13,644	$1.48271	to	$17.77266	$21,356	1.35%	0.00% to 0.90%	27.95%	to	29.09%
December 31, 2005	11,301	$1.15143	to	$1.37811	$13,284	0.40%	0.10% to 0.90%	12.75%	to	13.67%

	M Large Cap Growth Fund

December 31, 2009	141	$12.21001	to	$12.21001	$1,718	0.65%	0.00% to 0.00%	37.40%	to	37.40%
December 31, 2008	143	$8.88618	to	$8.88618	$1,275	0.02%	0.00% to 0.00%	–48.97%	to	–48.97%
December 31, 2007	93	$17.41443	to	$17.41443	$1,611	0.40%	0.00% to 0.00%	22.43%	to	22.43%
December 31, 2006	85	$14.22394	to	$14.22394	$1,204	0.80%	0.00% to 0.00%	8.52%	to	8.52%
December 31, 2005	47	$13.10724	to	$13.10724	$611	0.59%	0.00% to 0.00%	13.92%	to	13.92%

	M Financial Frontier Capital Appreciation Fund

December 31, 2009	81	$14.59268	to	$14.59268	$1,175	0.05%	0.00% to 0.00%	48.61%	to	48.61%
December 31, 2008	92	$9.81970	to	$9.81970	$903	0.00%	0.00% to 0.00%	–42.03%	to	–42.03%
December 31, 2007	76	$16.93924	to	$16.93924	$1,289	0.00%	0.00% to 0.00%	11.92%	to	11.92%
December 31, 2006	70	$15.13547	to	$15.13547	$1,064	0.00%	0.00% to 0.00%	16.35%	to	16.35%
December 31, 2005	43	$13.00911	to	$13.00911	$558	0.00%	0.00% to 0.00%	15.13%	to	15.13%

	M Financial Brandes International Equity Fund

December 31, 2009	125	$14.83943	to	$14.83943	$1,852	2.50%	0.00% to 0.00%	25.28%	to	25.28%
December 31, 2008	148	$11.84498	to	$11.84498	$1,755	3.51%	0.00% to 0.00%	–39.84%	to	–39.84%
December 31, 2007	126	$19.69030	to	$19.69030	$2,483	2.15%	0.00% to 0.00%	8.01%	to	8.01%
December 31, 2006	122	$18.23050	to	$18.23050	$2,231	1.70%	0.00% to 0.00%	26.78%	to	26.78%
December 31, 2005	77	$14.37951	to	$14.37951	$1,101	1.75%	0.00% to 0.00%	10.55%	to	10.55%

A84

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	M Financial Business Opportunity Value Fund

December 31, 2009	46	$13.50201	to	$13.50201	$626	0.80%	0.00% to 0.00%	24.58%	to	24.58%
December 31, 2008	46	$10.83791	to	$10.83791	$503	0.05%	0.00% to 0.00%	–34.48%	to	–34.48%
December 31, 2007	18	$16.54237	to	$16.54237	$295	0.64%	0.00% to 0.00%	5.44%	to	5.44%
December 31, 2006	29	$15.68894	to	$15.68894	$462	0.66%	0.00% to 0.00%	13.89%	to	13.89%
December 31, 2005	20	$13.77563	to	$13.77563	$279	0.67%	0.00% to 0.00%	7.81%	to	7.81%

	ProFund VP Asia 30 Fund

December 31, 2009	15	$3.08242	to	$3.08242	$47	0.95%	0.25% to 0.25%	53.82%	to	53.82%
December 31, 2008	15	$2.00394	to	$2.00394	$30	0.74%	0.25% to 0.25%	–50.94%	to	–50.94%
December 31, 2007	4	$4.08506	to	$4.08506	$16	0.10%	0.25% to 0.25%	47.37%	to	47.37%
December 31, 2006	0	$2.77195	to	$2.77195	$0	0.00%	0.25% to 0.25%	38.94%	to	38.94%
December 31, 2005	0	$1.99507	to	$1.99507	$0	1.20%	0.25% to 0.25%	19.21%	to	19.21%

	ProFund VP Banks Fund****

December 31, 2009	0	$0.57706	to	$0.57706	$0	0.03%	0.25% to 0.25%	–4.48%	to	–4.48%
December 31, 2008	0	$0.60411	to	$0.60411	$0	0.00%	0.25% to 0.25%	–47.05%	to	–47.05%
December 31, 2007	0	$1.14082	to	$1.14082	$0	0.00%	0.25% to 0.25%	–27.46%	to	–27.46%
December 31, 2006	0	$1.57260	to	$1.57260	$0	0.00%	0.25% to 0.25%	15.12%	to	15.12%
December 31, 2005	0	$1.36608	to	$1.36608	$0	0.00%	0.25% to 0.25%	–0.39%	to	–0.39%

	ProFund VP Basic Materials Fund

December 31, 2009	6	$1.79541	to	$1.79541	$10	0.47%	0.25% to 0.25%	61.97%	to	61.97%
December 31, 2008	5	$1.10848	to	$1.10848	$5	0.23%	0.25% to 0.25%	–51.54%	to	–51.54%
December 31, 2007	15	$2.28765	to	$2.28765	$35	0.47%	0.25% to 0.25%	30.39%	to	30.39%
December 31, 2006	0	$1.75453	to	$1.75453	$0	3.09%	0.25% to 0.25%	15.18%	to	15.18%
December 31, 2005	418	$1.52325	to	$1.52325	$637	0.00%	0.25% to 0.25%	2.18%	to	2.18%

	ProFund VP Bear Fund

December 31, 2009	8	$0.62176	to	$0.62176	$5	0.03%	0.25% to 0.25%	–28.04%	to	–28.04%
December 31, 2008	8	$0.86403	to	$0.86403	$7	2.84%	0.25% to 0.25%	39.57%	to	39.57%
December 31, 2007	9	$0.61905	to	$0.61905	$6	0.28%	0.25% to 0.25%	0.34%	to	0.34%
December 31, 2006	70	$0.61693	to	$0.61693	$43	0.10%	0.25% to 0.25%	–7.72%	to	–7.72%
December 31, 2005	13	$0.66855	to	$0.66855	$9	0.00%	0.25% to 0.25%	–1.61%	to	–1.61%

	ProFund VP Biotechnology Fund****

December 31, 2009	0	$1.75633	to	$1.75633	$0	0.00%	0.25% to 0.25%	3.46%	to	3.46%
December 31, 2008	0	$1.69755	to	$1.69755	$0	0.00%	0.25% to 0.25%	1.59%	to	1.59%
December 31, 2007	0	$1.67093	to	$1.67093	$0	0.00%	0.25% to 0.25%	–1.40%	to	–1.40%
December 31, 2006	30	$1.69473	to	$1.69473	$51	0.00%	0.25% to 0.25%	–4.34%	to	–4.34%
December 31, 2005	10	$1.77162	to	$1.77162	$18	0.00%	0.25% to 0.25%	18.95%	to	18.95%

	ProFund VP UltraBull Fund

December 31, 2009	2	$1.01589	to	$1.01589	$2	0.05%	0.25% to 0.25%	44.26%	to	44.26%
December 31, 2008	5	$0.70421	to	$0.70421	$3	1.78%	0.25% to 0.25%	–67.48%	to	–67.48%
December 31, 2007	9	$2.16524	to	$2.16524	$19	0.64%	0.25% to 0.25%	0.60%	to	0.60%
December 31, 2006	36	$2.15227	to	$2.15227	$78	0.32%	0.25% to 0.25%	22.76%	to	22.76%
December 31, 2005	0	$1.75321	to	$1.75321	$0	0.00%	0.25% to 0.25%	2.36%	to	2.36%

	ProFund VP Consumer Services Fund****

December 31, 2009	0	$1.10591	to	$1.10591	$0	0.00%	0.25% to 0.25%	30.46%	to	30.46%
December 31, 2008	0	$0.84767	to	$0.84767	$0	0.00%	0.25% to 0.25%	–31.55%	to	–31.55%
December 31, 2007	0	$1.23845	to	$1.23845	$0	0.00%	0.25% to 0.25%	–8.47%	to	–8.47%
December 31, 2006	0	$1.35305	to	$1.35305	$0	0.00%	0.25% to 0.25%	11.72%	to	11.72%
December 31, 2005	0	$1.21116	to	$1.21116	$0	0.00%	0.25% to 0.25%	–4.91%	to	–4.91%

A85

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	ProFund VP Consumer Goods Fund****

December 31, 2009	0	$1.32740	to	$1.32740	$0	1.12%	0.25% to 0.25%	21.26%	to	21.26%
December 31, 2008	0	$1.09464	to	$1.09464	$0	1.28%	0.25% to 0.25%	–26.89%	to	–26.89%
December 31, 2007	0	$1.49735	to	$1.49735	$1	0.36%	0.25% to 0.25%	7.33%	to	7.33%
December 31, 2006	0	$1.39508	to	$1.39508	$1	0.00%	0.25% to 0.25%	12.34%	to	12.34%
December 31, 2005	0	$1.24179	to	$1.24179	$0	0.00%	0.25% to 0.25%	–0.61%	to	–0.61%

	ProFund VP Oil & Gas Fund

December 31, 2009	28	$2.39569	to	$2.39569	$66	0.00%	0.25% to 0.25%	15.21%	to	15.21%
December 31, 2008	9	$2.07935	to	$2.07935	$19	0.00%	0.25% to 0.25%	–37.11%	to	–37.11%
December 31, 2007	12	$3.30620	to	$3.30620	$41	0.00%	0.25% to 0.25%	32.14%	to	32.14%
December 31, 2006	6	$2.50196	to	$2.50196	$15	0.00%	0.25% to 0.25%	20.32%	to	20.32%
December 31, 2005	0	$2.07934	to	$2.07934	$0	0.00%	0.25% to 0.25%	30.98%	to	30.98%

	ProFund VP Europe 30 Fund

December 31, 2009	31	$1.66900	to	$1.66900	$52	3.46%	0.25% to 0.25%	31.96%	to	31.96%
December 31, 2008	4	$1.26476	to	$1.26476	$5	1.37%	0.25% to 0.25%	–44.14%	to	–44.14%
December 31, 2007	13	$2.26430	to	$2.26430	$30	1.60%	0.25% to 0.25%	14.29%	to	14.29%
December 31, 2006	16	$1.98114	to	$1.98114	$31	0.06%	0.25% to 0.25%	17.21%	to	17.21%
December 31, 2005	17	$1.69022	to	$1.69022	$29	0.19%	0.25% to 0.25%	7.82%	to	7.82%

	ProFund VP Financials Fund

December 31, 2009	72	$0.76198	to	$0.76198	$55	1.99%	0.25% to 0.25%	14.74%	to	14.74%
December 31, 2008	56	$0.66411	to	$0.66411	$37	1.09%	0.25% to 0.25%	–50.67%	to	–50.67%
December 31, 2007	33	$1.34622	to	$1.34622	$44	1.29%	0.25% to 0.25%	–19.31%	to	–19.31%
December 31, 2006	30	$1.66848	to	$1.66848	$50	0.41%	0.25% to 0.25%	17.06%	to	17.06%
December 31, 2005	470	$1.42532	to	$1.42532	$669	0.37%	0.25% to 0.25%	3.72%	to	3.72%

	ProFund VP Health Care Fund

December 31, 2009	43	$1.24376	to	$1.24376	$53	0.75%	0.25% to 0.25%	19.26%	to	19.26%
December 31, 2008	42	$1.04293	to	$1.04293	$43	0.29%	0.25% to 0.25%	–24.48%	to	–24.48%
December 31, 2007	43	$1.38105	to	$1.38105	$60	0.00%	0.25% to 0.25%	6.31%	to	6.31%
December 31, 2006	24	$1.29913	to	$1.29913	$31	0.00%	0.25% to 0.25%	4.99%	to	4.99%
December 31, 2005	20	$1.23740	to	$1.23740	$25	0.00%	0.25% to 0.25%	5.76%	to	5.76%

	ProFund VP Industrials Fund ****

December 31, 2009	0	$1.30405	to	$1.30405	$0	0.00%	0.25% to 0.25%	23.78%	to	23.78%
December 31, 2008	0	$1.05348	to	$1.05348	$0	0.00%	0.25% to 0.25%	–40.64%	to	–40.64%
December 31, 2007	0	$1.77458	to	$1.77458	$0	0.00%	0.25% to 0.25%	11.44%	to	11.44%
December 31, 2006	0	$1.59234	to	$1.59234	$0	0.00%	0.25% to 0.25%	11.38%	to	11.38%
December 31, 2005	0	$1.42965	to	$1.42965	$0	0.00%	0.25% to 0.25%	2.18%	to	2.18%

	ProFund VP Internet Fund

December 31, 2009	1	$2.01325	to	$2.01325	$2	0.00%	0.25% to 0.25%	76.83%	to	76.83%
December 31, 2008	0	$1.13850	to	$1.13850	$0	0.00%	0.25% to 0.25%	–44.97%	to	–44.97%
December 31, 2007	0	$2.06872	to	$2.06872	$1	0.12%	0.25% to 0.25%	9.91%	to	9.91%
December 31, 2006	0	$1.88222	to	$1.88222	$1	0.00%	0.25% to 0.25%	1.11%	to	1.11%
December 31, 2005	1	$1.86162	to	$1.86162	$3	0.00%	0.25% to 0.25%	7.17%	to	7.17%

	ProFund VP Japan Fund

December 31, 2009	35	$1.35634	to	$1.35634	$48	0.71%	0.25% to 0.25%	10.05%	to	10.05%
December 31, 2008	4	$1.23244	to	$1.23244	$5	13.09%	0.25% to 0.25%	–40.99%	to	–40.99%
December 31, 2007	5	$2.08851	to	$2.08851	$10	4.59%	0.25% to 0.25%	–10.22%	to	–10.22%
December 31, 2006	5	$2.32618	to	$2.32618	$12	0.46%	0.25% to 0.25%	10.54%	to	10.54%
December 31, 2005	31	$2.10431	to	$2.10431	$66	0.00%	0.25% to 0.25%	41.42%	to	41.42%

A86

Note 7:                      Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	ProFund VP Mid-Cap Growth Fund

December 31, 2009	2	$1.49070	to	$1.49070	$3	0.00%	0.25% to 0.25%	37.97%	to	37.97%
December 31, 2008	0	$1.08049	to	$1.08049	$1	0.00%	0.25% to 0.25%	–38.96%	to	–38.96%
December 31, 2007	0	$1.77011	to	$1.77011	$1	0.00%	0.25% to 0.25%	11.47%	to	11.47%
December 31, 2006	2	$1.58804	to	$1.58804	$3	0.00%	0.25% to 0.25%	3.72%	to	3.72%
December 31, 2005	6	$1.53111	to	$1.53111	$9	0.00%	0.25% to 0.25%	10.94%	to	10.94%

	ProFund VP Mid-Cap Value Fund

December 31, 2009	8	$1.59152	to	$1.59152	$12	1.18%	0.25% to 0.25%	30.55%	to	30.55%
December 31, 2008	8	$1.21912	to	$1.21912	$10	0.00%	0.25% to 0.25%	–36.46%	to	–36.46%
December 31, 2007	9	$1.91854	to	$1.91854	$17	0.44%	0.25% to 0.25%	0.72%	to	0.72%
December 31, 2006	10	$1.90489	to	$1.90489	$19	0.01%	0.25% to 0.25%	12.02%	to	12.02%
December 31, 2005	12	$1.70050	to	$1.70050	$20	0.00%	0.25% to 0.25%	8.58%	to	8.58%

	ProFund VP Money Market Fund

December 31, 2009	2,793	$1.08577	to	$1.08577	$3,032	0.03%	0.25% to 0.25%	–0.26%	to	–0.26%
December 31, 2008	3,233	$1.08865	to	$1.08865	$3,520	0.81%	0.25% to 0.25%	0.58%	to	0.58%
December 31, 2007	2,916	$1.08241	to	$1.08241	$3,156	3.69%	0.25% to 0.25%	3.54%	to	3.54%
December 31, 2006	2,684	$1.04542	to	$1.04542	$2,806	3.57%	0.25% to 0.25%	3.39%	to	3.39%
December 31, 2005	1,479	$1.01117	to	$1.01117	$1,496	1.80%	0.25% to 0.25%	1.53%	to	1.53%

	ProFund VP NASDAQ-100 Fund

December 31, 2009	63	$1.63457	to	$1.63457	$104	0.00%	0.25% to 0.25%	51.62%	to	51.62%
December 31, 2008	24	$1.07804	to	$1.07804	$26	0.00%	0.25% to 0.25%	–42.63%	to	–42.63%
December 31, 2007	138	$1.87894	to	$1.87894	$260	0.00%	0.25% to 0.25%	17.33%	to	17.33%
December 31, 2006	79	$1.60137	to	$1.60137	$127	0.00%	0.25% to 0.25%	5.20%	to	5.20%
December 31, 2005	47	$1.52217	to	$1.52217	$71	0.00%	0.25% to 0.25%	–0.07%	to	–0.07%

	ProFund VP Pharmaceuticals Fund****

December 31, 2009	0	$0.95732	to	$0.95732	$0	2.99%	0.25% to 0.25%	16.61%	to	16.61%
December 31, 2008	0	$0.82097	to	$0.82097	$0	1.87%	0.25% to 0.25%	–19.71%	to	–19.71%
December 31, 2007	0	$1.02254	to	$1.02254	$0	0.22%	0.25% to 0.25%	2.06%	to	2.06%
December 31, 2006	0	$1.00191	to	$1.00191	$0	0.00%	0.25% to 0.25%	11.90%	to	11.90%
December 31, 2005	0	$0.89532	to	$0.89532	$0	0.00%	0.25% to 0.25%	–4.04%	to	–4.04%

	ProFund VP Precious Metals Fund

December 31, 2009	26	$2.20776	to	$2.20776	$58	0.94%	0.25% to 0.25%	34.99%	to	34.99%
December 31, 2008	0	$1.63551	to	$1.63551	$0	0.18%	0.25% to 0.25%	–30.93%	to	–30.93%
December 31, 2007	9	$2.36800	to	$2.36800	$21	1.25%	0.25% to 0.25%	22.15%	to	22.15%
December 31, 2006	0	$1.93853	to	$1.93853	$1	5.21%	0.25% to 0.25%	7.09%	to	7.09%
December 31, 2005	25	$1.81017	to	$1.81017	$45	0.00%	0.25% to 0.25%	25.98%	to	25.98%

	ProFund VP Real Estate Fund

December 31, 2009	33	$1.38406	to	$1.38406	$46	3.32%	0.25% to 0.25%	27.58%	to	27.58%
December 31, 2008	8	$1.08482	to	$1.08482	$9	0.00%	0.25% to 0.25%	–41.40%	to	–41.40%
December 31, 2007	8	$1.85127	to	$1.85127	$15	0.51%	0.25% to 0.25%	–19.81%	to	–19.81%
December 31, 2006	24	$2.30871	to	$2.30871	$56	0.49%	0.25% to 0.25%	32.16%	to	32.16%
December 31, 2005	18	$1.74689	to	$1.74689	$31	3.74%	0.25% to 0.25%	6.49%	to	6.49%

	ProFund VP Rising Rates Opportunity Fund

December 31, 2009	25	$0.61881	to	$0.61881	$15	0.54%	0.25% to 0.25%	31.86%	to	31.86%
December 31, 2008	0	$0.46929	to	$0.46929	$0	5.32%	0.25% to 0.25%	–38.13%	to	–38.13%
December 31, 2007	0	$0.75847	to	$0.75847	$0	0.00%	0.25% to 0.25%	–5.43%	to	–5.43%
December 31, 2006	0	$0.80203	to	$0.80203	$0	14.41%	0.25% to 0.25%	9.87%	to	9.87%
December 31, 2005	2	$0.72996	to	$0.72996	$2	0.00%	0.25% to 0.25%	–8.12%	to	–8.12%

A87

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	ProFund VP Semiconductor Fund ****

December 31, 2009	0	$1.07918	to	$1.07918	$0	0.00%	0.25% to 0.25%	63.56%	to	63.56%
December 31, 2008	0	$0.65980	to	$0.65980	$0	0.00%	0.25% to 0.25%	–49.92%	to	–49.92%
December 31, 2007	0	$1.31750	to	$1.31750	$0	0.00%	0.25% to 0.25%	6.81%	to	6.81%
December 31, 2006	0	$1.23352	to	$1.23352	$0	0.00%	0.25% to 0.25%	–7.32%	to	–7.32%
December 31, 2005	0	$1.33091	to	$1.33091	$0	0.00%	0.25% to 0.25%	8.38%	to	8.38%

	ProFund VP Short NASDAQ-100 Fund

December 31, 2009	13	$0.42870	to	$0.42870	$6	0.00%	0.25% to 0.25%	–40.81%	to	–40.81%
December 31, 2008	0	$0.72427	to	$0.72427	$0	0.00%	0.25% to 0.25%	47.80%	to	47.80%
December 31, 2007	0	$0.49002	to	$0.49002	$0	0.00%	0.25% to 0.25%	–11.77%	to	–11.77%
December 31, 2006	66	$0.55537	to	$0.55537	$37	0.00%	0.25% to 0.25%	–1.63%	to	–1.63%
December 31, 2005	31	$0.56456	to	$0.56456	$18	0.00%	0.25% to 0.25%	0.55%	to	0.55%

	ProFund VP Short Small-Cap Fund ****

December 31, 2009	0	$0.46780	to	$0.46780	$0	0.00%	0.25% to 0.25%	–32.54%	to	–32.54%
December 31, 2008	0	$0.69346	to	$0.69346	$0	0.00%	0.25% to 0.25%	23.78%	to	23.78%
December 31, 2007	0	$0.56025	to	$0.56025	$0	5.76%	0.25% to 0.25%	4.27%	to	4.27%
December 31, 2006	0	$0.53733	to	$0.53733	$0	0.08%	0.25% to 0.25%	–12.00%	to	–12.00%
December 31, 2005	366	$0.61060	to	$0.61060	$223	0.00%	0.25% to 0.25%	–3.16%	to	–3.16%

	ProFund VP Small-Cap Fund

December 31, 2009	66	$1.51935	to	$1.51935	$100	0.00%	0.25% to 0.25%	25.75%	to	25.75%
December 31, 2008	22	$1.20821	to	$1.20821	$27	0.66%	0.25% to 0.25%	–35.56%	to	–35.56%
December 31, 2007	0	$1.87505	to	$1.87505	$0	0.00%	0.25% to 0.25%	–2.46%	to	–2.46%
December 31, 2006	65	$1.92231	to	$1.92231	$125	0.00%	0.25% to 0.25%	14.47%	to	14.47%
December 31, 2005	0	$1.67934	to	$1.67934	$0	0.00%	0.25% to 0.25%	2.55%	to	2.55%

	ProFund VP Small-Cap Growth Fund

December 31, 2009	4	$1.56803	to	$1.56803	$7	0.00%	0.25% to 0.25%	25.86%	to	25.86%
December 31, 2008	0	$1.24589	to	$1.24589	$0	0.00%	0.25% to 0.25%	–34.19%	to	–34.19%
December 31, 2007	0	$1.89322	to	$1.89322	$0	0.00%	0.25% to 0.25%	3.80%	to	3.80%
December 31, 2006	3	$1.82390	to	$1.82390	$6	0.00%	0.25% to 0.25%	8.38%	to	8.38%
December 31, 2005	4	$1.68288	to	$1.68288	$6	0.00%	0.25% to 0.25%	7.27%	to	7.27%

	ProFund VP Small-Cap Value Fund****

December 31, 2009	0	$1.49495	to	$1.49495	$0	0.00%	0.25% to 0.25%	20.10%	to	20.10%
December 31, 2008	0	$1.24474	to	$1.24474	$0	0.00%	0.25% to 0.25%	–30.85%	to	–30.85%
December 31, 2007	0	$1.80016	to	$1.80016	$0	0.00%	0.25% to 0.25%	–7.45%	to	–7.45%
December 31, 2006	0	$1.94513	to	$1.94513	$0	0.00%	0.25% to 0.25%	17.14%	to	17.14%
December 31, 2005	0	$1.66051	to	$1.66051	$0	0.00%	0.25% to 0.25%	3.73%	to	3.73%

	ProFund VP Technology Fund

December 31, 2009	19	$1.56236	to	$1.56236	$30	0.00%	0.25% to 0.25%	61.01%	to	61.01%
December 31, 2008	15	$0.97032	to	$0.97032	$15	0.00%	0.25% to 0.25%	–44.49%	to	–44.49%
December 31, 2007	5	$1.74811	to	$1.74811	$8	0.00%	0.25% to 0.25%	14.13%	to	14.13%
December 31, 2006	0	$1.53173	to	$1.53173	$0	0.00%	0.25% to 0.25%	7.80%	to	7.80%
December 31, 2005	2	$1.42092	to	$1.42092	$2	0.78%	0.25% to 0.25%	0.97%	to	0.97%

	ProFund VP Telecommunications Fund

December 31, 2009	3	$1.09655	to	$1.09655	$4	3.05%	0.25% to 0.25%	7.05%	to	7.05%
December 31, 2008	5	$1.02437	to	$1.02437	$6	7.79%	0.25% to 0.25%	–34.58%	to	–34.58%
December 31, 2007	5	$1.56590	to	$1.56590	$8	0.32%	0.25% to 0.25%	8.12%	to	8.12%
December 31, 2006	5	$1.44828	to	$1.44828	$7	0.59%	0.25% to 0.25%	33.95%	to	33.95%
December 31, 2005	0	$1.08125	to	$1.08125	$0	21.66%	0.25% to 0.25%	–6.88%	to	–6.88%

A88

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest

	ProFund VP U.S. Government Plus Fund****

December 31, 2009	0	$ 1.25782	to	$ 1.25782	$ 0	0.00%	0.25%	to	0.25%	–32.79%	to	–32.79%
December 31, 2008	0	$ 1.87135	to	$ 1.87135	$ 0	1.77%	0.25%	to	0.25%	49.36%	to	49.36%
December 31, 2007	1	$ 1.25289	to	$ 1.25289	$ 1	3.71%	0.25%	to	0.25%	9.84%	to	9.84%
December 31, 2006	1	$ 1.14061	to	$ 1.14061	$ 1	3.49%	0.25%	to	0.25%	–4.78%	to	–4.78%
December 31, 2005	121	$ 1.19793	to	$ 1.19793	$ 145	2.23%	0.25%	to	0.25%	8.74%	to	8.74%

	ProFund VP UltraMid-Cap Fund****

December 31, 2009	0	$ 1.54042	to	$ 1.54042	$ 0	0.00%	0.25%	to	0.25%	65.38%	to	65.38%
December 31, 2008	0	$ 0.93147	to	$ 0.93147	$ 0	2.33%	0.25%	to	0.25%	–67.56%	to	–67.56%
December 31, 2007	0	$ 2.87113	to	$ 2.87113	$ 0	0.21%	0.25%	to	0.25%	5.70%	to	5.70%
December 31, 2006	0	$ 2.71632	to	$ 2.71632	$ 0	0.00%	0.25%	to	0.25%	10.37%	to	10.37%
December 31, 2005	1	$ 2.46119	to	$ 2.46119	$ 3	0.00%	0.25%	to	0.25%	17.60%	to	17.60%

	ProFund VP UltraNASDAQ-100 Fund

December 31, 2009	8	$ 1.60122	to	$ 1.60122	$ 13	0.00%	0.25%	to	0.25%	118.79%	to	118.79%
December 31, 2008	4	$ 0.73185	to	$ 0.73185	$ 3	0.00%	0.25%	to	0.25%	–72.81%	to	–72.81%
December 31, 2007	16	$ 2.69168	to	$ 2.69168	$ 42	0.00%	0.25%	to	0.25%	28.16%	to	28.16%
December 31, 2006	40	$ 2.10022	to	$ 2.10022	$ 83	0.00%	0.25%	to	0.25%	4.62%	to	4.62%
December 31, 2005	34	$ 2.00741	to	$ 2.00741	$ 68	0.00%	0.25%	to	0.25%	–4.00%	to	–4.00%

	ProFund VP UltraSmall-Cap Fund****

December 31, 2009	0	$ 1.31181	to	$ 1.31181	$ 0	0.04%	0.25%	to	0.25%	39.83%	to	39.83%
December 31, 2008	0	$ 0.93812	to	$ 0.93812	$ 0	0.00%	0.25%	to	0.25%	–66.27%	to	–66.27%
December 31, 2007	0	$ 2.78119	to	$ 2.78119	$ 0	1.55%	0.25%	to	0.25%	–13.39%	to	–13.39%
December 31, 2006	0	$ 3.21134	to	$ 3.21134	$ 0	0.02%	0.25%	to	0.25%	25.69%	to	25.69%
December 31, 2005	0	$ 2.55498	to	$ 2.55498	$ 0	0.00%	0.25%	to	0.25%	–0.46%	to	–0.46%

	ProFund VP Bull Fund

December 31, 2009	86	$ 1.22816	to	$ 1.22816	$ 105	1.08%	0.25%	to	0.25%	24.04%	to	24.04%
December 31, 2008	27	$ 0.99015	to	$ 0.99015	$ 27	0.00%	0.25%	to	0.25%	–37.82%	to	–37.82%
December 31, 2007	169	$ 1.59252	to	$ 1.59252	$ 268	0.62%	0.25%	to	0.25%	3.30%	to	3.30%
December 31, 2006	86	$ 1.54166	to	$ 1.54166	$ 133	0.12%	0.25%	to	0.25%	13.38%	to	13.38%
December 31, 2005	60	$ 1.35979	to	$ 1.35979	$ 82	0.05%	0.25%	to	0.25%	2.47%	to	2.47%

	ProFund VP Utilities Fund****

December 31, 2009	0	$ 1.80094	to	$ 1.80094	$ 1	4.03%	0.25%	to	0.25%	10.46%	to	10.46%
December 31, 2008	1	$ 1.63041	to	$ 1.63041	$ 1	3.29%	0.25%	to	0.25%	–30.87%	to	–30.87%
December 31, 2007	1	$ 2.35848	to	$ 2.35848	$ 1	0.32%	0.25%	to	0.25%	15.51%	to	15.51%
December 31, 2006	1	$ 2.04183	to	$ 2.04183	$ 1	0.04%	0.25%	to	0.25%	18.93%	to	18.93%
December 31, 2005	0	$ 1.71689	to	$ 1.71689	$ 0	0.26%	0.25%	to	0.25%	12.78%	to	12.78%

	AST Cohen & Steers Realty Portfolio (became available October 17, 2005)

December 31, 2009	186	$10.17113	to	$10.17113	$1,896	2.91%	0.10%	to	0.10%	31.80%	to	31.80%
December 31, 2008	131	$ 7.71717	to	$ 7.71717	$1,008	4.86%	0.10%	to	0.10%	–35.11%	to	–35.11%
December 31, 2007	95	$11.89316	to	$11.89316	$1,126	5.26%	0.10%	to	0.10%	–20.02%	to	–20.02%
December 31, 2006	32	$14.86960	to	$14.86960	$ 480	0.35%	0.10%	to	0.10%	36.60%	to	36.60%
December 31, 2005	1	$10.88564	to	$10.88564	$ 13	0.00%	0.10%	to	0.10%	8.19%	to	8.19%

	AST UBS Dynamic Alpha Portfolio (became available October 17, 2005)

December 31, 2009	93	$11.89089	to	$12.10314	$1,106	0.87%	0.10%	to	0.25%	12.58%	to	21.90%
December 31, 2008	57	$ 9.75476	to	$ 9.75476	$ 556	0.29%	0.10%	to	0.10%	–17.70%	to	–17.70%
December 31, 2007	23	$11.85230	to	$11.85230	$ 273	1.07%	0.10%	to	0.10%	1.84%	to	1.84%
December 31, 2006	11	$11.63805	to	$11.63805	$ 130	1.17%	0.10%	to	0.10%	11.03%	to	11.03%
December 31, 2005	0	$10.48192	to	$10.48192	$ 3	0.00%	0.10%	to	0.10%	4.73%	to	4.73%

A89

Note 7:                      Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest

	AST DeAm Large-Cap Value Portfolio (became available October 17, 2005)

December 31, 2009	200	$ 9.74919	to	$ 9.74919	$1,948	0.92%	0.10%	to	0.10%	18.14%	to	18.14%
December 31, 2008	159	$ 8.25207	to	$ 8.25207	$1,313	2.34%	0.10%	to	0.10%	–37.36%	to	–37.36%
December 31, 2007	117	$13.17406	to	$13.17406	$1,538	1.34%	0.10%	to	0.10%	1.08%	to	1.08%
December 31, 2006	53	$13.03370	to	$13.03370	$ 693	0.24%	0.10%	to	0.10%	21.60%	to	21.60%
December 31, 2005	1	$10.71815	to	$10.71815	$ 6	0.00%	0.10%	to	0.10%	6.54%	to	6.54%

	AST Neuberger Berman Small-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2009	60	$ 9.63877	to	$ 9.63877	$ 578	0.00%	0.10%	to	0.10%	22.44%	to	22.44%
December 31, 2008	43	$ 7.87214	to	$ 7.87214	$ 338	0.00%	0.10%	to	0.10%	–42.60%	to	–42.60%
December 31, 2007	27	$13.71336	to	$13.71336	$ 373	0.00%	0.10%	to	0.10%	18.60%	to	18.60%
December 31, 2006	14	$11.56299	to	$11.56299	$ 166	0.00%	0.10%	to	0.10%	7.65%	to	7.65%
December 31, 2005	1	$10.74134	to	$10.74134	$ 6	0.00%	0.10%	to	0.10%	7.00%	to	7.00%

	AST Federated Aggressive Growth Portfolio (became available October 17, 2005)

December 31, 2009	98	$10.25516	to	$10.25516	$1,001	0.21%	0.10%	to	0.10%	32.53%	to	32.53%
December 31, 2008	70	$ 7.73785	to	$ 7.73785	$ 543	0.00%	0.10%	to	0.10%	–44.15%	to	–44.15%
December 31, 2007	46	$13.85377	to	$13.85377	$ 632	0.00%	0.10%	to	0.10%	11.10%	to	11.10%
December 31, 2006	16	$12.46956	to	$12.46956	$ 193	0.00%	0.10%	to	0.10%	12.80%	to	12.80%
December 31, 2005	0	$11.05474	to	$11.05474	$ 2	0.00%	0.10%	to	0.10%	10.55%	to	10.55%

	AST Small-Cap Value Portfolio (became available October 17, 2005)

December 31, 2009	227	$10.69805	to	$10.69805	$2,433	1.69%	0.10%	to	0.10%	26.87%	to	26.87%
December 31, 2008	181	$ 8.43205	to	$ 8.43205	$1,522	1.12%	0.10%	to	0.10%	–29.79%	to	–29.79%
December 31, 2007	90	$12.00890	to	$12.00890	$1,081	1.22%	0.10%	to	0.10%	–5.70%	to	–5.70%
December 31, 2006	39	$12.73508	to	$12.73508	$ 498	0.16%	0.10%	to	0.10%	19.92%	to	19.92%
December 31, 2005	3	$10.61923	to	$10.61923	$ 27	0.00%	0.10%	to	0.10%	6.27%	to	6.27%

	AST Goldman Sachs Mid-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2009	143	$12.44858	to	$12.44858	$1,780	0.00%	0.10%	to	0.10%	56.94%	to	56.94%
December 31, 2008	107	$ 7.93227	to	$ 7.93227	$ 849	0.00%	0.10%	to	0.10%	–40.85%	to	–40.85%
December 31, 2007	72	$13.41062	to	$13.41062	$ 959	0.00%	0.10%	to	0.10%	19.23%	to	19.23%
December 31, 2006	18	$11.24783	to	$11.24783	$ 198	0.00%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	1	$10.59405	to	$10.59405	$ 9	0.00%	0.10%	to	0.10%	5.46%	to	5.46%

	AST Marsico Capital Growth Portfolio (became available October 17, 2005)

December 31, 2009	845	$ 7.83294	to	$ 9.64240	$7,436	0.87%	0.00%	to	0.90%	28.60%	to	29.76%
December 31, 2008	733	$ 6.09083	to	$ 7.43832	$4,942	0.47%	0.00%	to	0.90%	–43.71%	to	–39.37%
December 31, 2007	140	$13.21537	to	$13.21537	$1,854	0.22%	0.10%	to	0.10%	14.85%	to	14.85%
December 31, 2006	99	$11.50673	to	$11.50673	$1,139	0.01%	0.10%	to	0.10%	7.13%	to	7.13%
December 31, 2005	0	$10.74095	to	$10.74095	$ 5	0.00%	0.10%	to	0.10%	7.17%	to	7.17%

	AST MFS Growth Portfolio (became available October 17, 2005)

December 31, 2009	50	$10.54203	to	$10.54203	$ 526	0.16%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2008	31	$ 8.48930	to	$ 8.48930	$ 260	0.26%	0.10%	to	0.10%	–36.37%	to	–36.37%
December 31, 2007	20	$13.34068	to	$13.34068	$ 268	0.04%	0.10%	to	0.10%	14.99%	to	14.99%
December 31, 2006	7	$11.60124	to	$11.60124	$ 77	0.00%	0.10%	to	0.10%	9.55%	to	9.55%
December 31, 2005	0	$10.58963	to	$10.58963	$ 3	0.00%	0.10%	to	0.10%	5.51%	to	5.51%

	AST Neuberger Berman Mid-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2009	30	$11.19937	to	$11.19937	$ 333	0.00%	0.10%	to	0.10%	29.66%	to	29.66%
December 31, 2008	41	$ 8.63751	to	$ 8.63751	$ 354	0.00%	0.10%	to	0.10%	–43.24%	to	–43.24%
December 31, 2007	61	$15.21710	to	$15.21710	$ 927	0.00%	0.10%	to	0.10%	22.08%	to	22.08%
December 31, 2006	32	$12.46468	to	$12.46468	$ 404	0.00%	0.10%	to	0.10%	13.94%	to	13.94%
December 31, 2005	0	$10.93943	to	$10.93943	$ 4	0.00%	0.10%	to	0.10%	8.59%	to	8.59%
A90

Note 7: Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	AST PIMCO Limited Maturity Bond Portfolio (became available October 17, 2005)

December 31, 2009	82	$12.39589	to	$12.39589	$1,019	4.85%	0.10% to 0.10%	10.12%	to	10.12%
December 31, 2008	47	$11.25675	to	$11.25675	$532	4.20%	0.10% to 0.10%	1.01%	to	1.01%
December 31, 2007	16	$11.14366	to	$11.14366	$177	6.08%	0.10% to 0.10%	6.69%	to	6.69%
December 31, 2006	8	$10.44481	to	$10.44481	$82	0.58%	0.10% to 0.10%	3.72%	to	3.72%
December 31, 2005	0	$10.07052	to	$10.07052	$1	0.00%	0.10% to 0.10%	0.71%	to	0.71%

	AST T. Rowe Price Natural Resources Portfolio (became available October 17, 2005)

December 31, 2009	627	$13.38775	to	$13.38775	$8,391	1.42%	0.10% to 0.10%	49.20%	to	49.20%
December 31, 2008	481	$8.97298	to	$8.97298	$4,312	0.61%	0.10% to 0.10%	–50.03%	to	–50.03%
December 31, 2007	340	$17.95833	to	$17.95833	$6,107	0.75%	0.10% to 0.10%	40.37%	to	40.37%
December 31, 2006	176	$12.79360	to	$12.79360	$2,247	0.13%	0.10% to 0.10%	15.75%	to	15.75%
December 31, 2005	13	$11.05306	to	$11.05306	$143	0.00%	0.10% to 0.10%	9.35%	to	9.35%

	AST MFS Global Equity Portfolio (became available October 17, 2005)

December 31, 2009	59	$12.35465	to	$12.35465	$724	2.05%	0.10% to 0.10%	31.38%	to	31.38%
December 31, 2008	46	$9.40407	to	$9.40407	$428	1.18%	0.10% to 0.10%	–34.05%	to	–34.05%
December 31, 2007	34	$14.26042	to	$14.26042	$489	3.00%	0.10% to 0.10%	9.29%	to	9.29%
December 31, 2006	7	$13.04794	to	$13.04794	$94	0.17%	0.10% to 0.10%	24.18%	to	24.18%
December 31, 2005	0	$10.50746	to	$10.50746	$1	0.00%	0.10% to 0.10%	5.50%	to	5.50%

	AST JPMorgan International Equity Portfolio (became available October 17, 2005)

December 31, 2009	248	$11.30642	to	$11.30642	$2,806	4.29%	0.10% to 0.10%	35.75%	to	35.75%
December 31, 2008	195	$8.32902	to	$8.32902	$1,623	2.51%	0.10% to 0.10%	–41.44%	to	–41.44%
December 31, 2007	132	$14.22255	to	$14.22255	$1,881	1.91%	0.10% to 0.10%	9.33%	to	9.33%
December 31, 2006	60	$13.00880	to	$13.00880	$779	0.50%	0.10% to 0.10%	22.67%	to	22.67%
December 31, 2005	4	$10.60464	to	$10.60464	$42	0.00%	0.10% to 0.10%	7.06%	to	7.06%

	AST T. Rowe Price Global Bond Portfolio (became available October 17, 2005)

December 31, 2009	87	$12.62447	to	$12.62447	$1,103	7.68%	0.10% to 0.10%	12.00%	to	12.00%
December 31, 2008	87	$11.27158	to	$11.27158	$979	4.76%	0.10% to 0.10%	–2.53%	to	–2.53%
December 31, 2007	54	$11.56442	to	$11.56442	$625	3.86%	0.10% to 0.10%	9.54%	to	9.54%
December 31, 2006	25	$10.55767	to	$10.55767	$264	0.44%	0.10% to 0.10%	6.17%	to	6.17%
December 31, 2005	2	$9.94454	to	$9.94454	$17	0.00%	0.10% to 0.10%	–0.29%	to	–0.29%

	Prudential Jennison 20/20 Focus Portfolio (became available May 1, 2008)

December 31, 2009	147	$9.67279	to	$9.68892	$1,422	0.41%	0.00% to 0.10%	57.67%	to	57.83%
December 31, 2008	45	$6.13465	to	$6.13876	$273	0.04%	0.00% to 0.10%	–39.76%	to	–39.72%

	AST T. Rowe Price Large-Cap Growth Portfolio (became available May 1, 2008)

December 31, 2009	1,371	$9.50639	to	$9.64997	$13,174	0.00%	0.00% to 0.90%	52.00%	to	53.37%
December 31, 2008	1,282	$6.25402	to	$6.29182	$8,054	0.13%	0.00% to 0.90%	–38.57%	to	–38.20%

	AST Large-Cap Value Portfolio (became available May 1, 2008)

December 31, 2009	1,657	$7.26363	to	$7.37344	$12,170	2.85%	0.00% to 0.90%	18.37%	to	19.44%
December 31, 2008	1,506	$6.13644	to	$6.17356	$9,283	1.68%	0.00% to 0.90%	–39.72%	to	–39.36%

	AST Small-Cap Growth Portfolio (became available May 1, 2008)

December 31, 2009	921	$9.00344	to	$9.13940	$8,378	0.05%	0.00% to 0.90%	32.71%	to	33.91%
December 31, 2008	848	$6.78407	to	$6.82518	$5,780	0.00%	0.00% to 0.90%	–33.14%	to	–32.73%

	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares (became available May 1, 2008)

December 31, 2009	2	$8.27884	to	$8.27884	$17	2.70%	0.10% to 0.10%	31.18%	to	31.18%
December 31, 2008	1	$6.31123	to	$6.31123	$6	3.53%	0.10% to 0.10%	–38.47%	to	–38.47%

A91

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	American Century VP Mid Cap Value Fund - Class 1 Shares (became available May 1, 2008)

December 31, 2009	22	$9.98222	to	$9.99877	$218	3.22%	0.00% to 0.10%	29.82%	to	29.94%
December 31, 2008	6	$7.68954	to	$7.69471	$46	0.00%	0.00% to 0.10%	–24.65%	to	–24.60%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares (became available May 1, 2008)

December 31, 2009	10	$8.81578	to	$8.83065	$89	1.42%	0.00% to 0.10%	35.53%	to	35.66%
December 31, 2008	6	$6.50477	to	$6.50919	$36	0.00%	0.00% to 0.10%	–35.75%	to	–35.71%

	The Dreyfus Socially Responsible Growth Fund - Service Shares (became available May 1, 2008)

December 31, 2009	5	$9.25211	to	$9.25211	$42	0.47%	0.10% to 0.10%	33.31%	to	33.31%
December 31, 2008	2	$6.94043	to	$6.94043	$14	0.00%	0.10% to 0.10%	–31.73%	to	–31.73%

	Dreyfus MidCap Stock Portfolio - Service Shares (became available May 1, 2008)

December 31, 2009	2	$8.22815	to	$8.24194	$19	0.27%	0.00% to 0.10%	35.19%	to	35.33%
December 31, 2008	0	$6.08622	to	$6.08622	$2	0.00%	0.10% to 0.10%	–40.03%	to	–40.03%

	MFS VIT Utilities Series - Initial Class (became available May 1, 2008)

December 31, 2009	45	$8.51168	to	$8.52592	$387	4.01%	0.00% to 0.10%	33.08%	to	33.22%
December 31, 2008	20	$6.39575	to	$6.40002	$125	0.00%	0.00% to 0.10%	–36.47%	to	–36.42%

	AST Schroders Multi-Asset World Strategies Portfolio (became available July 20, 2009)

December 31, 2009	4	$12.64122	to	$12.64122	$46	0.00%	0.25% to 0.25%	12.59%	to	12.59%

	AST PIMCO Total Return Bond Portfolio (became available December 4, 2009)

December 31, 2009	5,950	$9.93371	to	$9.94054	$59,134	0.00%	0.00% to 0.90%	–0.32%	to	–0.26%

	AST T. Rowe Price Asset Allocation Portfolio (became available July 20, 2009)

December 31, 2009	1	$12.41205	to	$12.41205	$11	0.00%	0.25% to 0.25%	12.89%	to	12.89%

	AST Aggressive Asset Allocation Portfolio (became available November 13, 2009)

December 31, 2009	3,239	$10.21245	to	$10.22336	$33,105	0.00%	0.10% to 0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (became available November 13, 2009)

December 31, 2009	5,728	$10.11979	to	$10.13198	$58,025	0.00%	0.00% to 0.90%	–0.21%	to	–0.10%

	AST Preservation Asset Allocation Portfolio (became available November 20, 2009)

December 31, 2009	1,206	$10.01755	to	$10.02788	$12,093	0.00%	0.00% to 0.90%	–0.19%	to	–0.09%

	AST First Trust Balanced Target Portfolio (became available July 20, 2009)

December 31, 2009	1	$12.46593	to	$12.46593	$16	0.00%	0.25% to 0.25%	13.62%	to	13.62%

	AST First Trust Capital Appreciation Target Portfolio (became available July 20, 2009)

December 31, 2009	2	$12.41303	to	$12.41303	$20	0.00%	0.25% to 0.25%	11.25%	to	11.25%

	AST Advanced Strategies Portfolio (became available July 20, 2009)

December 31, 2009	3	$12.66200	to	$12.66200	$33	0.00%	0.25% to 0.25%	14.75%	to	14.75%

	AST CLS Growth Asset Allocation Portfolio (became available July 20, 2009)

December 31, 2009	2	$12.61250	to	$12.61250	$20	0.00%	0.25% to 0.25%	13.54%	to	13.54%

	AST CLS Moderate Asset Allocation Portfolio (became available July 20, 2009)

December 31, 2009	1	$12.18380	to	$12.18380	$14	0.00%	0.25% to 0.25%	10.92%	to	10.92%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

A92

Note 7:                      Financial Highlights (Continued)

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2009 or from the effective date of the subaccount through the end of the reporting period.

****Represents a fund containing less than 1,000 units and $1,000 in net assets.

Charges and Expenses

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVULII contracts, 0.50% for Pruselect III contracts, 0.45% for VULII contracts, 0.25% for PROSEL contracts, 0.45% for VULP contracts and 0.10% for ENVUL contracts are applied daily against the net assets held in each subaccount. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is the risk that contract owners may not live as long as estimated and expense risk is the risk that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts, but reserves the right to make the full 0.50% charge. For VULII contracts Pruco Life intends to charge only 0.25%, but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B.	Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect I and Pruselect II contracts and a charge equal to the lesser of $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect III, SVULII, VULII, PROSEL, MPVUL, VULP and ENVUL contracts. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.

C.	Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain SVULII contracts, not to exceed 0.8% of the basic insurance amount, to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units. The deferred sales charge is assessed through the redemption of units.

A93

Note 7:	Financial Highlights (Continued)

D.	Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) taxes attributable to premiums; and (3) sales charges on Pruselect I, Pruselect II, Pruselect III, SVULII, VULII, PROSEL, VULP MPVUL and ENVUL contracts which are deducted in order to compensate Pruco Life for the cost of selling the contract. For Pruselect I and Pruselect II contracts, the sales charges are not to exceed 7% and 8%, respectively, of the premium remaining after the charge for taxes attributable to premiums and a $2 administrative charge have been deducted. The sales charges are not to exceed 15% of premiums received each year up to the Target Premium and up to 2% on any excess for Pruselect III contracts, 12% of premiums paid in the first five contract years for SVULII contracts, 6% of premiums paid for VULII contracts, 6% of premium payments for PROSEL, VULP and ENVUL contracts and 12% of premium payments for MPVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract. These charges are assessed through the redemption of units.

Note 8:	Other

Contract owner net payments - represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans - represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest - represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits - are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options - are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A94

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Pruco Life Variable Universal Account

and the Board of Directors of

Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 1, 2010

A95

PRUCO LIFE INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2009 and 2008 (in thousands, except share amounts)

	2009	2008

ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2009 - $5,669,377; 2008 - $4,865,526)	$5,854,073	$4,544,162
Equity securities available for sale, at fair value (cost, 2009 - $27,332; 2008: $28,015)	27,642	16,872
Trading account assets at fair value (cost, 2009 - $25,027; 2008: $11,280)	26,937	9,967
Policy loans	1,012,014	1,001,518
Short-term investments	172,913	76,195
Commercial mortgage loans	1,048,346	881,638
Other long-term investments	73,671	86,833

Total investments	8,215,596	6,617,185
Cash and cash equivalents	143,111	595,045
Deferred policy acquisition costs	2,483,494	2,602,085
Accrued investment income	90,120	79,161
Reinsurance recoverables	2,396,095	3,043,662
Receivables from parent and affiliates	263,268	190,576
Deferred sales inducements	296,341	269,310
Other assets	31,730	24,005
Separate account assets	25,163,277	17,574,530

TOTAL ASSETS	$39,083,032	$30,995,559

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$6,794,721	$6,322,008
Future policy benefits and other policyholder liabilities	3,145,520	3,518,081
Cash collateral for loaned securities	196,166	109,342
Securities sold under agreement to repurchase	11,540	44,371
Income taxes payable	514,762	477,591
Short-term debt to affiliates	-	100
Payables to parent and affiliates	34,156	75,653
Other liabilities	315,308	146,142
Separate account liabilities	25,163,277	17,574,530

Total liabilities	$36,175,450	$28,267,818

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY

Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500

Additional paid-in capital	828,858	815,664

Retained earnings	2,000,457	2,046,712

Accumulated other comprehensive income (loss)	75,767	(137,135)

Total equity	2,907,582	2,727,741

TOTAL LIABILITIES AND EQUITY	$39,083,032	$30,995,559

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

	2009	2008	2007

REVENUES

Premiums	$71,593	$76,794	$61,469
Policy charges and fee income	653,134	686,149	688,477
Net investment income	406,040	363,751	381,394
Asset administration fees	34,004	24,903	24,439
Other income	45,841	28,783	24,928
Realized investment gains/(losses), net;
Other-than-temporary impairments on fixed maturity securities	(97,552)	(57,790)	(2,889)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	65,656	-	-
Other realized investment gains (losses), net	(437,288)	263,996	(17,794)

Total realized investment gains (losses), net	(469,184)	206,206	(20,683)

Total revenues	741,428	1,386,586	1,160,024

BENEFITS AND EXPENSES

Policyholders’ benefits	160,333	339,148	111,034
Interest credited to policyholders’ account balances	271,379	213,371	208,768
Amortization of deferred policy acquisition costs	294,286	308,617	285,443
General, administrative and other expenses	217,181	211,121	243,033

Total benefits and expenses	943,179	1,072,257	848,278

Income (Loss) from operations before income taxes	(201,751)	314,329	311,746

Income taxes:
Current	93,658	(126,180)	8,570
Deferred	(229,618)	191,184	55,842

Income tax expense (benefit)	(135,960)	65,004	64,412

NET (LOSS)/ INCOME	(65,791)	249,325	247,334

Change in net unrealized investment gains/(losses) and changes in foreign currency translation, net of taxes	232,438	(155,000)	(7,397)

COMPREHENSIVE INCOME	$166,647	$94,325	$239,937

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

				Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in- Capital	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gain (Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2006	$2,500	$454,527	$1,853,233	$167	$25,095	$25,262	$2,335,522

Net Income			247,334				247,334
Contributed Capital	-	1,137	-	-	-	-	1,137
Dividend to Parent	-	-	(300,000)	-	-	-	(300,000)
Cumulative effect of changes in accounting principles, net of taxes	-	-	(3,180)	-	-	-	(3,180)
Change in foreign currency translation adjustments, net of taxes	-	-	-	462	-	462	462
Change in net unrealized investment (losses), net of taxes	-	-	-	-	(7,859)	(7,859)	(7,859)

Balance, December 31, 2007	$2,500	$455,664	$1,797,387	$629	$17,236	$17,865	$2,273,416

Net income			249,325				249,325
Contributed Capital	-	360,000	-	-	-	-	360,000
Change in foreign currency translation adjustments, net of taxes	-	-	-	(477)	-	(477)	(477)
Change in net unrealized investment (losses), net of taxes	-	-	-	-	(154,523)	(154,523)	(154,523)

Balance, December 31, 2008	$2,500	$815,664	$2,046,712	$152	$(137,287)	$(137,135)	$2,727,741

Net loss			(65,791)				(65,791)
Contributed Capital	-	13,194	-	-	-	-	13,194
Change in foreign currency translation adjustments, net of taxes	-	-	-	227	-	227	227
Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes			19,536		(19,536)	(19,536)	-
Change in net unrealized investment gains/(losses), net of taxes	-	-	-	-	232,211	232,211	232,211

Balance, December 31, 2009	$2,500	$828,858	$2,000,457	$379	$75,388	$75,767	$2,907,582

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

	2009	2008	2007

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net (Loss)/Income	$(65,791)	$249,325	$247,334
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(266,769)	(207,498)	(212,764)
Interest credited to policyholders’ account balances	271,379	213,371	208,768
Realized investment (gains)/losses, net	469,184	(206,206)	20,683
Amortization and other non-cash items	(10,451)	(5,505)	(1,786)
Change in:
Future policy benefits and other insurance liabilities	(335,236)	1,331,959	410,521
Reinsurance recoverable	277,997	(1,104,127)	(378,931)
Accrued investment income	(10,959)	(5,193)	(379)
Receivables from parent and affiliates	94,287	(30,500)	(12,663)
Payables to parent and affiliates	(41,496)	15,446	30,780
Deferred policy acquisition costs	(251,131)	(163,154)	(204,979)
Income taxes payable	(67,851)	76,532	34,505
Deferred sales inducements	(94,526)	(71,899)	(57,253)
Other, net	(16,925)	(125,324)	(135,666)

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	(48,288)	(32,773)	(51,830)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	1,673,613	1,485,142	2,051,195
Policy loans	150,744	110,856	105,043
Commercial mortgage loans	46,286	20,553	30,954
Equity securities, available for sale	19,541	(47)	541
Trading account assets, available for sale	5	-	-
Payments for the purchase of:
Fixed maturities available for sale	(2,443,789)	(2,019,688)	(1,668,443)
Policy loans	(117,727)	(109,096)	(110,683)
Commercial mortgage loans	(230,550)	(126,892)	(269,135)
Equity securities, available for sale	(19,636)	-	(983)
Trading account assets, available for sale	(13,301)	(8,803)	(1,164)
Notes receivable from parent and affiliates, net	(143,419)	(8,687)	(34,801)
Other long term investments, net	2,325	(9,343)	(32,783)
Short term investments, net	(96,775)	43,490	(22,550)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	(1,172,683)	(622,515)	47,191

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	1,937,462	2,243,781	1,671,617
Policyholders’ account withdrawals	(1,223,565)	(1,126,295)	(2,051,550)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	53,994	(261,770)	267,275
Dividend to parent	-	-	(300,000)
Contributed capital	-	360,000	-
Net change in financing arrangements (maturities 90 days or less)	1,146	(58,347)	25,062

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	769,037	1,157,369	(387,596)

Net increase (decrease) in cash and cash equivalents	(451,934)	502,081	(392,235)
Cash and cash equivalents, beginning of year	595,045	92,964	485,199

CASH AND CASH EQUIVALENTS, END OF YEAR	$143,111	$595,045	$92,964

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (refunded) paid	$(68,108)	$(11,525)	$29,905
Interest paid	$8	$573	$590

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the “Company,” is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance,” which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.”

The Company has three subsidiaries, including one wholly owned life subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ” and two subsidiaries formed in 2003 for the purpose of acquiring fixed income investment, these two subsidiaries were liquidated in 2009. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in New Jersey and New York.

Basis of Presentation
The Consolidated Financial Statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities
The Company’s principal investment are fixed maturities; trading account assets; equity securities; commercial mortgage loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Trading account assets, includes invested assets that support certain products carried at fair value which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)”. The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage loans are carried at unpaid principal balance, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The allowances for losses on these loans are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectability. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses, considers the current credit composition of the portfolio, based on an internal quality ratings, as well as, property type diversification, the Company’s past loan experience and other relevant factors. Together with historical credit migration and default statistics, the internal quality ratings are used to determine a default probability by loan. Historical loss severity statistics by property type are then applied to arrive at an estimate for incurred but not specifically identified losses. Historical credit migration, default and loss severity statistics are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The allowance for losses on commercial mortgage can increase or decrease from period to period based on these factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase, agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on commercial mortgage loans carried at fair value and fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. This guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its’ fair value to its amortized cost basis. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recorded.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).” Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs
Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs for embedded derivative features, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees
The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the value of securities. Derivative financial instruments generally used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Statements of Financial Position, except for embedded derivatives, which are recorded in the Statements of Financial Position with the associated host contract. The Company nets the fair value of all

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

derivative financial instruments with counterparties for which a master netting arrangement has been executed. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments, the identification of which involves judgment. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets,” at fair value.

The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of alternative investments. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards CodificationTM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Company’s consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company’s adoption of this guidance effective September 30, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2008.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on fair value measurements guidance.

In June 2006, the FASB revised the authoritative guidance for accounting for uncertainty in income taxes. See Note 9 for details regarding the adoption of this new guidance on January 1, 2007.

In February 2006, the FASB issued authoritative guidance on accounting for certain hybrid instruments. This guidance eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2007 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance tells insurance enterprises how to account for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on certain internal replacements of certain insurance and investment contracts. The guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted this guidance on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $2.5 million.

Future Adoption of New Accounting Pronouncements
In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requiring enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company’s adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity (“QSPE”) from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)

	(in thousands)
Fixed maturities, available for sale

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$169,849	$2,270	$459	$171,660	$-

Obligations of U.S. states and their political subdivisions	16,924	-	922	16,002	-

Foreign government bonds	39,405	5,157	287	44,275	-

Corporate securities	3,802,403	181,748	26,354	3,957,797	(2,635)

Asset-backed securities(1)	468,747	21,638	39,604	450,781	(45,134)

Commercial mortgage-backed securities	494,023	12,224	4,631	501,616	-

Residential mortgage-backed securities(2)	678,026	35,559	1,643	711,942	(1,826)

Total fixed maturities, available for sale	$5,669,377	$258,596	$73,900	$5,854,073	$(49,595)

Equity securities, available for sale	$27,332	$1,663	$1,353	$27,642	$-

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance. Amount excludes $(24) million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in thousands)
Fixed maturities, available for sale

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$147,879	$7,848	$101	$155,626

Obligations of U.S. states and their political subdivisions	114,375	3,449	352	117,472

Foreign government bonds	30,633	3,156	204	33,585

Corporate securities	2,658,859	25,771	230,154	2,454,476

Asset-backed securities	696,441	14,357	83,242	627,556

Commercial mortgage-backed securities	525,257	193	88,187	437,263

Residential mortgage-backed securities	692,082	29,970	3,868	718,184

Total fixed maturities, available for sale	$4,865,526	$84,744	$406,108	$4,544,162

Equity securities, available for sale	$28,015	$11	$11,154	$16,872

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2009, are as follows:

	Available for Sale

	Amortized Cost	Fair Value

	(in thousands)
Due in one year or less	$324,330	$329,937
Due after one year through five years	1,854,630	1,933,764
Due after five years through ten years	1,395,529	1,455,253
Due after ten years	454,092	470,780
Asset-backed securities	468,747	450,781
Commercial mortgage-backed securities	494,023	501,616
Residential mortgage-backed securities	678,026	711,942

Total	$5,669,377	$5,854,073

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Other Long term Investments
“Other long-term investments” are comprised as follows at December 31:

	2009	2008

	(in thousands)
Company’s investment in Separate accounts	$34,558	$41,982
Joint ventures and limited partnerships	39,113	39,671
Derivatives	-	5,180

Total other long- term investments	$73,671	$86,833

Trading Account Assets
The following table provides information relating to trading account assets at December 31:

	2009		2008

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in thousands)		(in thousands)
Fixed maturities:
Corporate securities	$1,200	$1,182	$1,200	$1,088
Commercial mortgage-backed securities	4,924	5,108	4,901	3,822
Asset-backed securities	18,903	20,647	5,179	5,057

Total fixed maturities	25,027	26,937	11,280	9,967

Total trading account assets	$25,027	$26,937	$11,280	$9,967

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Asset administration fees” were $3 million and ($1) million during year ended December 31, 2009 and 2008 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Commercial Mortgage Loans
The Company’s commercial mortgage loans are comprised as follows as at December 31:

	2009		2008

	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total

Commercial mortgage loans by property type
Industrial buildings	$200,168	18.6%	$199,366	22.6%
Retail stores	336,699	31.3%	163,289	18.5%
Apartment complexes	159,669	14.9%	147,744	16.8%
Office buildings	164,412	15.3%	159,606	18.1%
Agricultural properties	68,697	6.4%	66,518	7.5%
Hospitality	58,714	5.5%	-	-%
Other	85,729	8.0%	145,198	16.5%

Total collateralized loans	1,074,088	100.0%	881,721	100.0%

Valuation allowance	(25,742)		(8,173)

Total net commercial mortgage loans	1,048,346		873,548

Total other uncollaterized loans	-		8,090
Total commercial mortgage and other loans	$1,048,346		$881,638

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (21%) and New Jersey (10%) at December 31, 2009.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2009	2008

	(in thousands)
Allowance for losses, beginning of year	$8,173	$4,517
Addition to allowance for losses	17,569	3,656

Allowance for losses, end of year	$25,742	$8,173

Non-performing commercial mortgage identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2009	2008

	(in thousands)
Non-performing commercial mortgage and other loans with allowance for losses	$48,151	$-
Non-performing commercial mortgage and other loans with no allowance for losses	-	19,243
Allowance for losses, end of year	(12,808)	-

Net carrying value of non-performing commercial mortgage and other loans	$35,343	$19,243

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $24 million and, $10 million for 2009 and 2008, respectively. Net investment income recognized on these loans totaled $2 million and $1 million for the years ended December 31, 2009 and 2008, respectively. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2009	2008	2007

	(in thousands)
Fixed maturities, available for sale:
Proceeds from sales	$572,902	$1,070,088	$1,488,457
Proceeds from maturities/repayments	1,100,012	416,196	553,716
Gross investment gains from sales, prepayments and maturities	17,375	13,949	13,755
Gross investment losses from sales and maturities	(19,291)	(6,516)	(5,707)

Fixed maturity and equity security impairments:

Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(31,896)	$(57,790)	$(2,889)

Writedowns for other-than-temporary impairment losses on equity securities	$(2,259)	$(22)	$-

1)
Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	Year Ended December 31, 2009
(in thousands)
Balance, beginning of period	$-
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	21,827
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(10,181)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	-
Credit loss impairment recognized in the current period on securities not previously impaired	19,090
Additional credit loss impairments recognized in the current period on securities previously impaired	11,479
Increases due to the passage of time on previously recorded credit losses	1,589
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(861)

Balance, December 31, 2009	$42,943

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2009	2008	2007

	(in thousands)
Fixed maturities, available for sale	$306,535	$269,498	$283,526
Equity securities, available for sale	1,966	2,230	2,248
Trading account assets	1,086	283	60
Commercial mortgage loans	60,575	49,786	37,174
Policy loans	53,934	53,073	50,776
Short-term investments and cash equivalents	2,407	10,142	25,064
Other long-term investments	(6,700)	(3,694)	4,905

Gross investment income	419,803	381,318	403,753
Less investment expenses	(13,763)	(17,567)	(22,359)

Net investment income	$406,040	$363,751	$381,394

Carrying value for non-income producing assets included in fixed maturities totaled $15.5 million as of December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.
Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2009	2008	2007

	(in thousands)
Fixed maturities	(33,813)	(50,358)	5,159
Equity securities	(837)	(22)	159
Commercial mortgage loans	(17,568)	(3,656)	(1,078)
Joint ventures and limited partnerships	(731)	-	-
Derivatives(1)	(416,318)	260,027	(24,926)
Other	83	215	3

Realized investment (losses), net	$(469,184)	$206,206	$(20,683)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-	$-
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(19,184)	1,446	-	6,208	(11,530)
Net investment gains (losses) on investments arising during the period	26,718	-	-	(9,431)	17,287
Reclassification adjustment for OTTI losses included in net income	9,704	-	-	(3,426)	6,278
Reclassification adjustment for OTTI losses excluded from net income(1)	(43,123)	-	-	15,222	(27,901)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	17,429	-	(6,152)	11,277
Impact of net unrealized investment (gains) losses on Policyholder account balance	-	-	(8,037)	2,837	(5,200)

Balance, December 31, 2009	$(25,885)	$18,875	$(8,037)	$5,258	$(9,789)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2006	$64,014	$(38,090)	$14,540	$(15,369)	$25,095

Net investment (losses) on investments arising during the period	(25,373)	-	-	8,279	(17,094)
Reclassification adjustment for (losses) included in net income	5,319	-	-	(1,862)	3,457
Impact of net unrealized investment gains on deferred policy acquisition costs	-	13,071	-	(4,575)	8,496
Impact of net unrealized investment gains on policyholders’ account balances	-	-	(4,182)	1,464	(2,718)

Balance, December 31, 2007	$43,960	$(25,019)	$10,358	$(12,063)	$17,236

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Net investment gains (losses) on investments arising during the period	$(325,480)	$-	$-	$113,648	$(211,832)
Reclassification adjustment for gains (losses) included in net income	(50,380)	-	-	17,633	(32,747)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	264,616	-	(92,616)	172,000
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(126,068)	44,124	(81,944)

Balance, December 31, 2008	$(331,900)	$239,597	$(115,710)	$70,726	$(137,287)

Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(12,856)	538	-	4,311	(8,007)
Net investment gains (losses) on investments arising during the period	513,845	-	-	(179,846)	333,999
Reclassification adjustment for (gains) losses included in net income	24,946	-	-	(8,731)	16,215
Reclassification adjustment for OTTI losses excluded from net income(2)	43,123	-	-	(15,093)	28,030
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(407,199)	-	144,673	(262,526)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	176,541	(61,788)	114,753

Balance, December 31, 2009	$237,158	$(167,064)	$60,831	$(45,748)	$85,177

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2009	2008

	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(25,885)	$-
Fixed maturity securities, available for sale – all other	210,581	(321,364)
Equity securities, available for sale	310	(11,142)
Derivatives designated as cash flow hedges(1)	(2,974)	(672)
Other investments	29,241	1,278

Net unrealized losses on investments	$211,273	$(331,900)

(1)	See Note 11 for more information on cash flow hedges.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2009

	Less than twelve months(1)		Twelve months or more(1)		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$20,888	$459	$-	$-	$20,888	$459
Obligations of U.S. states and their political subdivisions	15,752	922	-	-	15,752	922
Foreign government bonds	6,719	272	85	15	6,804	287
Corporate securities	521,900	9,918	218,362	16,436	740,262	26,354
Commercial mortgage-backed securities	120,153	1,639	76,082	2,992	196,235	4,631
Asset-backed securities	32,045	7,055	113,323	32,549	145,368	39,604
Residential mortgage-backed securities	42,560	1,097	6,819	546	49,379	1,643

Total	$760,017	$21,362	$414,671	$52,538	$1,174,688	$73,900

Equity Securities, available for sale	$6,728	$521	$5,839	$832	$12,567	$1,353

(1)
The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

	December 31, 2008

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$22,796	$101	$-	$-	$22,796	$101
Obligations of U.S. states and their political subdivisions	23,989	352	-	-	23,989	352
Foreign government bonds	4,891	204	-	-	4,891	204
Corporate securities	1,467,078	154,683	258,113	75,471	1,725,191	230,154
Commercial mortgage-backed securities	321,414	55,557	111,996	32,630	433,410	88,187
Asset-backed securities	425,154	54,640	111,181	28,602	536,335	83,242
Residential mortgage-backed securities	13,575	1,446	9,732	2,422	23,307	3,868

Total	$2,278,897	$266,983	$491,022	$139,125	$2,769,919	$406,108

Equity Securities, available for sale	$15,842	$11,154	$-	$-	$15,842	$11,154

The gross unrealized losses at December 31, 2009 and 2008 are composed of $28 million and $291 million related high or highest quality securities based on NAIC or equivalent rating and $46 million and $115 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2009, $39 million of the gross unrealized losses represented declines in value of greater than 20%, $4 million of which had been in that position for less than six months, as compared to $229 million at December 31, 2008 that represented declines in value of greater than 20%, $223 million of which had been in that position for less than six months. At December 31, 2009, the $53 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company’s corporate securities. At December 31, 2008, the $139 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2009, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

As of December 31, 2009 securities with a fair value of $6 million and gross unrealized losses of $0.8 million that have been in a continuous unrealized loss position for twelve months or more represent perpetual preferred securities, which have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2009 and 2008. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2009 or 2008.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2009	2008

	( in thousands)
Fixed maturity securities, available for sale – all other	199,852	153,713

Total securities pledged	$199,852	$153,713

As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $208 million. Of this amount, $12 million was “Securities sold under agreements to repurchase” and $196 million was “Cash collateral for loaned securities. As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $154 million. Of this amount, $45 million was “Securities sold under agreements to repurchase” and $109 million was “Cash collateral for loaned securities.”

Fixed maturities of $4 million at December 31, 2009 and 2008 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2009	2008	2007

	(in thousands)
Balance, beginning of year	$2,602,085	$2,174,315	$1,959,431
Capitalization of commissions, sales and issue expenses	545,418	471,771	490,422
Amortization	(294,286)	(308,617)	(285,443)
Change in unrealized investment gains/(losses)	(369,723)	264,616	13,071
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts	-	-	(3,166)

Balance, end of year	$2,483,494	$2,602,085	$2,174,315

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or “PARCC,” and Prudential Arizona Reinsurance III Company, or “PAR III” discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization in the above table amounted to $220 million, $126 million and $123 million in 2009, 2008 and 2007 respectively. Ceded amortization amounted to $53 million, $22 million and $16 million in 2009, 2008 and 2007 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits
Future policy benefits at December 31, are as follows:

	2009	2008

	(in thousands)
Life insurance – domestic	$2,195,902	$1,757,415
Life insurance – Taiwan	786,044	701,160
Individual and group annuities	54,241	51,366
Policy claims and other contract liabilities	109,333	1,008,140

Total future policy benefits	$3,145,520	$3,518,081

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.06% to 14.75%, with approximately 17.43% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 1.13% to 6.32%.

Policyholders’ Account Balances
Policyholders’ account balances at December 31, are as follows:

	2009	2008

	(in thousands)
Interest-sensitive life contracts	$3,954,459	$3,689,624
Individual annuities	2,172,332	2,085,002
Guaranteed interest accounts	274,434	272,934
Other	393,496	274,448

Total policyholders’ account balances	$6,794,721	$6,322,008

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.30% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.00% to 11.00%

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES (continued)

with less than 1.00% of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.25%. Interest crediting rates range from 1.00% to 6.23% for other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company, or “PARCC”, Universal Prudential Arizona Reinsurance Company, or “UPARC”, Pruco Re and Prudential Arizona Reinsurance III Company, or “PAR III”, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Effective December 31, 2008 the Company, excluding its subsidiaries, entered into a coinsurance agreement with an affiliate, PAR III, providing for the 90% reinsurance of its Return of Premium (“ROP”) Term Life policies issued on or after January 1, 2009.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company’s reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the years December 31, are as follows:

	2009	2008	2007

		(in thousands)
Gross premiums and policy charges and fee income	$1,896,683	$1,717,526	$1,604,200
Reinsurance ceded	(1,171,957)	(954,583)	(854,254)

Net premiums and policy charges and fee income	$724,726	$762,943	$749,946

Policyholders’ benefits ceded	$515,539	$496,280	$434,522
Realized capital (losses)/gains net, associated with derivatives	$(1,183,687)	$1,059,476	$35,557

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

In 2009, reinsurance ceded included a $17 million expense due to an underpayment to an affiliate in prior periods and in 2008 reinsurance ceded included a $49 million benefit from an adjustment due to an overpayment to an affiliate in prior periods,

Realized investment gains and losses include the reinsurance of certain of the Company’s embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with UPARC (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance recoverables included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2009	2008

	(in thousands)
Domestic life insurance – affiliated	$1,606,000	$2,340,962
Domestic life insurance – unaffiliated	4,050	1,540
Taiwan life insurance – affiliated	786,045	701,160

	$2,396,095	$3,043,662

Substantially all reinsurance contracts are with affiliates as of December 31, 2009 and 2008. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in-force as December 31, were as follows:

	2009	2008	2007

	(in thousands)
Gross life insurance in force	$517,012,733	$450,675,048	$388,072,515
Reinsurance ceded	(465,245,943)	(405,820,776)	(346,204,265)

Net life insurance in force	$51,766,790	$44,854,272	$41,868,250

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees, which arise upon election of the applicable optional living benefit or optional death benefit, include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and living benefits

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

payable during specified periods. The Company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2009, 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2009 and 2008, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2009		December 31, 2008

	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)

	(in thousands)		(in thousands)
Variable Annuity Contracts

Return of net deposits
Account value	$9,277,670	N/A	$4,851,040	N/A
Net amount at risk	$275,876	N/A	$812,387	N/A
Average attained age of contractholders	61 years	N/A	62 years	N/A

Minimum return or contract value
Account value	$9,397,969	$12,015,386	$7,786,709	$6,509,124
Net amount at risk	$2,255,244	$773,487	$3,648,143	$1,288,590
Average attained age of contractholders	66 years	62 years	66 years	62 years
Average period remaining until earliest expected annuitization	N/A	2.21 years	N/A	3.2 years
(1) Includes income and withdrawal benefits as described herein
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Market value adjusted annuities
Account value	$180,099	$187,867	$205,546	$206,669

	December 31, 2009	December 31, 2008

	In the Event of Death

	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts

No Lapse Guarantees
Separate account value	$2,157,765	$1,602,802
General account value	$1,517,912	$1,216,324
Net amount at risk	$49,987,909	$45,408,328
Average attained age of contractholders	50 years	50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2009	December 31, 2008

	(in thousands)
Equity funds	$5,100,008	$5,241,841
Bond funds	1,662,669	1,281,743
Balanced funds	9,216,382	3,413,707
Money market funds	323,689	481,372
Specialty funds	151,380	66,501

Total	$16,454,128	$10,485,164

In addition to the above mentioned amounts invested in separate account investment options, $2.222 billion and $2.153 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2009 and 2008, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities for Guaranteed Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives are recorded at fair value. Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMIWB - GMAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of January 1, 2007	$42,622	$26,426	$17,736	$(8,336)	$78,448
Incurred guarantee benefits(1)	4,247	28,758	(8,831)	43,569	67,743
Paid guarantee benefits	(11,198)	-	-	-	(11,198)

Balance as of December 31, 2007	$35,671	$55,184	$8,905	$35,233	$134,993
Incurred guarantee benefits(1)	162,244	32,311	32,112	759,407	986,074
Paid guarantee benefits	(35,346)	(756)	-	-	(36,102)

Balance as of December 31, 2008	$162,569	$86,739	$41,017	$794,640	$1,084,965
Incurred guarantee benefits(1)	(13,709)	63,694	(14,478)	(812,179)	(776,672)
Paid guarantee benefits	(68,937)	(7,262)	-	-	(76,199)

Balance as of December 31, 2009	$79,923	$143,171	$26,539	$(17,539)	$232,094

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an automatic investment rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company’s GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy in addition to reinsurance, Pruco Re. hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging, such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions use to amortize deferred policy acquisition costs. The Company offers certain sales inducements. These inducements include a bonus, whereby (subject to certain limitations) each purchase payment submitted by a contractholder is increased by an amount equal to a specified percentage of the purchase payment. Changes in deferred sales inducements are as follows:

	2009	2008	2007

	(in thousands)
Balance, beginning of year	$269,310	$215,057	$182,578
Capitalization	94,526	71,899	57,253
Amortization	(47,565)	(17,646)	(24,774)
Change in unrealized investment gains and (losses)	(19,930)	-	-

Balance, end of year	$296,341	$269,310	$215,057

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $106 million, $(566) million, and $61 million for the years ended December 31, 2009, 2008, and 2007, respectively. Statutory surplus of the Company amounted to $875 million and $601 million at December 31, 2009 and 2008, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $87 million capacity to pay a dividend in 2010 without prior approval. The Company paid a dividend of $102 million, and returned capital of $198 million, to its parent company in 2007. In 2008 and 2009, there were no dividends nor any returns of capital paid to the parent company.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2009	2008	2007

	(in thousands)
Current tax expense (benefit):
U.S.	$93,658	$(126,180)	$8,570

Total	93,658	(126,180)	8,570

Deferred tax expense (benefit):
U.S.	(229,618)	191,184	55,842

Total	(229,618)	191,184	55,842

Total income tax expense (benefit) on income from operations	$(135,960)	$65,004	$64,412
Other comprehensive (loss) income	111,335	(83,046)	(3,062)
Cumulative effect of changes in accounting policy	10,637	-	(693)

Total income tax expense (benefit) on continuing operations	$(13,988)	$(18,042)	$60,657

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of ($201.8) million, $314.3 million and $311.7 million, and no income from foreign operations for the years ended December 31, 2009, 2008 and 2007, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2009	2008	2007

	(in thousands)
Expected federal income tax expense (benefit)	$(70,612)	$110,015	$109,111
Non-taxable investment income	(35,900)	(43,914)	(45,952)
Tax credits	(2,270)	(4,974)	(5,203)
Expiration of statute of limitations and related interest	(33,812)	-	-
Other	6,634	3,877	6,456

Total income tax expense (benefit) on continuing operations	$(135,960)	$65,004	$64,412

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2009	2008

	(in thousands)
Deferred tax assets
Insurance reserves	$101,831	$202,239
Net unrealized investment losses on securities	-	113,853
Investments	149,767	-
Other	-	29,930

Deferred tax assets	251,598	346,022

Deferred tax liabilities
Insurance reserves	0	-
Deferred acquisition costs	627,253	710,583
Investments	-	195,900
Net unrealized gains on securities	74,916	-
Other	2,242	-

Deferred tax liabilities	704,411	906,482

Net deferred tax asset (liability)	$(452,813)	$(560,460)

As of December 31, 2009, the Company had no ordinary or capital losses or tax credits that are attributed to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2009, 2008 and 2007.

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted the revised authoritative guidance for accounting for uncertainty in income taxes which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. Adoption of this new guidance resulted in an increase to the Company’s income tax liability and a decrease to retained earnings of $0.7 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of January 1, 2007 and as of December 31, 2007, 2008 and 2009 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years

	(in thousands)
Amounts as of January 1, 2007	$45,118	$6,608	$51,726
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(826)	(826)

Amounts as of December 31, 2007	$45,118	$5,782	$50,900
Increases in unrecognized tax benefits taken in prior period	-	297	297
(Decreases) in unrecognized tax benefits taken in prior period	-	-	-

Amounts as of December 31, 2008	$45,118	$6,079	$51,197
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(826)	(826)
Settlements with parent	(17,197)	-	(17,197)
Settlements with taxing authorities	-	-	-
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(26,431)	-	(26,431)

Amounts as of December 31, 2009	$1,490	5,253	6,743

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$45,118	$-	$45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$45,118	$-	$45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,490	$-	$1,490

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2009, 2008, and 2007, respectively, the Company recognized $(4.9), $1.2, and $0.7 million in the consolidated statement of operations and recognized $1.3, $6.0 and $4.8 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

During 2009, in accordance with the terms of the tax sharing agreement with its parent, Prudential Financial, the Company settled $17 million of its contingent tax liability with PFI and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as an increase to additional paid-in capital.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $34 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years, and related interest.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 1, 2010, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.),

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2009 and December 31, 2008 these over-rides on a net basis were not material.

Inactive Markets – During 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved in the second and third quarter of 2009. Based on this information, the Company concluded as of June 30, 2009 and continuing through December 31, 2009 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company’s judgment of what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow valuation, the Company considered the level of inactivity and the amount of observable information. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 100% where more observable information was available. As a result, as of December 31,2009, the Company reported fair values for these sub-prime securities which were net $15 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $95 million, which was reflected within Level 3 in the fair value hierarchy as of December 31, 2009, based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity.

Assets and Liabilities by Hierarchy Level – The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2009.

	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$171,660	$-	$171,660
Obligations of U.S. states and their political subdivisions	-	16,002	-	16,002
Foreign government bonds	-	43,193	1,082	44,275
Corporate securities	-	3,925,335	32,462	3,957,797
Asset-backed securities	-	315,315	135,466	450,781
Commercial mortgage-backed securities	-	501,616	-	501,616
Residential mortgage-backed securities	-	711,942	-	711,942

Sub-total	-	5,685,063	169,010	5,854,073
Other trading account assets:
Asset-backed securities	-	20,648	1,182	21,830
Commercial mortgage-backed securities	-	5,107	-	5,107

Sub-total	-	25,755	1,182	26,937
Equity securities, available for sale	6,929	16,880	3,833	27,642
Short term investments	20,083	152,830	-	172,913
Cash and cash equivalents	-	139,589	-	139,589
Other assets	-	49,552	159,618	209,170

Sub-total excluding separate account assets	27,012	6,069,669	333,643	6,430,324
Separate account assets(1)	17,970,733	7,039,869	152,675	25,163,277

Total assets	$17,997,745	$13,109,538	$486,318	$31,593,601

Future policy benefits	-	-	(17,539)	(17,539)
Other liabilities	264	(19,736)	(960)	(20,432)

Total liabilities	$264	$(19,736)	$(18,499)	$(37,971)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale	$-	$4,479,986	$64,176	$4,544,162
Other trading account assets	-	8,878	1,089	9,967
Equity securities, available for sale	181	15,723	968	16,872
Other long-term investments	-	22,347	(17,167)	5,180
Short-term investments	26,691	49,504	-	76,195
Cash and cash equivalents	-	594,262	-	594,262
Other assets	-	13,699	1,157,884	1,171,583

Sub-total excluding separate account assets	26,872	5,184,399	1,206,950	6,418,221
Separate account assets(1)	11,109,765	6,310,449	154,316	17,574,530

Total assets	$11,136,637	$11,494,848	$1,361,266	$23,992,751

Future policy benefits	-	-	794,640	794,640

Total liabilities	$-	$-	$794,640	$794,640

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2009 and 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions, and liquidity assumptions. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – consist principally of public bonds whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities”.

Equity Securities – consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The majority of the Company’s derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, non-performance risk and volatility.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives. Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs values from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets – other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in “Future Policy Benefits”. Also included in other assets are certain universal life products that contain a no lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with its optional living benefit features and no lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company’s insurance subsidiaries, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant’s view of the Company’s claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market’s perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2009 generally ranged from 75 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009

	Fixed Maturities, Available For Sale – Foreign Government Bonds	Fixed Maturities, Available For Sale – Corporate Securities	Fixed Maturities, Available For Sale – Asset- Backed Securities	Fixed Maturities, Available For Sale – Residential Mortgage- Backed Securities	Equity Securities, Available for Sale

	(in thousands)
Fair value, beginning of period	$867	$13,357	$43,642	$6,309	$968
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net:	-	(2,344)	(10,559)	-	(2)
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	217	3,991	42,357	43	2,864
Net investment income	(2)	916	1,004	-	-
Purchases, sales, issuances, and settlements	-	(4,636)	(20,381)	(1,252)	-
Foreign currency translation	-	-	-	-	-
Transfers into Level 3(2)	-	28,257	89,358	-	49
Transfers out of Level 3(2)	-	(7,079)	(9,955)	(5,100)	(46)

Fair value, end of period	$1,082	$32,462	$135,466	$-	$3,833

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net:	$-	$(2,904)	$(10,020)	$-	$(2)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$217	$3,986	$42,587	$-	$2,864

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009

	Other Trading Account Asset- Backed Securities	Other Assets	Separate Account Assets(1)	Other Liabilities	Future Policy Benefits

	(in thousands)
Fair value, beginning of period	$1,089	$1,157,884	$154,316	$(17,167)	$(794,640)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(1,157,338)	(3,608)	16,207	848,282
Asset management fees and other income	93	-	-	-	-
Interest credited to policyholder account	-	-	(10,140)	-	-
Included in other comprehensive income (loss)	-	22,282	-	-	-
Net investment income	-	-	-	-	-
Purchases, sales, issuances, and settlements	-	136,790	17,545	-	(36,103)
Foreign currency translation	-	-	-	-	-
Transfers into Level 3(2)	-	-	-	-	-
Transfers out of Level 3(2)	-	-	(5,438)	-	-

Fair value, end of period	$1,182	$159,618	$152,675	$(960)	$17,539

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(788,470)	$-	$16,215	$830,739
Asset management fees and other income	$93	$-	$-	$-	$-
Interest credited to policyholder account	$-	$-	$(10,141)	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale totaled $118 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008

	Fixed Maturities, Available For Sale	Equity Securities, Available for Sale	Other Trading Account Assets	Other Long- term Investments

	(in thousands)
Fair value, beginning of period	$107,063	$4,703	$1,164	$(4,768)
Total gains or (losses) (realized/unrealized):	-	-	-	-
Included in earnings:	-	-	-	-
Realized investment gains (losses), net	(7,165)	(19)	-	(12,399)
Asset management fees and other income	-	-	(75)	-
Interest credited to policyholder account	-	-	-	-
Included in other comprehensive income (loss)	(20,006)	(2,365)	-	-
Net investment income	(329)	-	-	-
Purchases, sales, issuances, and settlements	41,319	-	-	-
Transfers into (out of) Level 3(2)	(56,706)	(1,351)	-	-

Fair value, end of period	$64,176	$968	$1,089	$(17,167)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(5,390)	$(19)	$-	$(12,394)
Asset management fees and other income	$-	$-	$(75)	$-
Interest credited to policyholder account	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(20,261)	$(2,366)	$-	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Other Assets	Separate Account Assets(1)	Future Policy Benefits

	(in thousands)
Fair value, beginning of period	$48,024	$172,226	$(35,232)
Total gains or (losses) (realized/unrealized):	-	-	-
Included in earnings:	-	-	-
Realized investment gains (losses), net	1,066,865	-	(739,407)
Asset management fees and other income	-	-	-
Interest credited to policyholder account	-	(36,648)	-
Included in other comprehensive income	(1,393)	-	-
Net investment income	-	-	-
Purchases, sales, issuances, and settlements	17,899	18,738	(20,001)
Transfers into (out of) Level 3(2)	26,489	-	-
Other	-	-	-

Fair value, end of period	$1,157,884	$154,316	$(794,640)

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,067,417	$-	$(739,961)
Asset management fees and other income	$-	$-	$-
Interest credited to policyholder account	$-	$(36,648)	$-
Included in other comprehensive income (loss)	$(1,393)	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $57 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

Commercial mortgage loans
The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances
Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2009		December 31, 2008

	Carrying Amount	Fair Value	Carrying Amount	Fair Value

	(in thousands)

Assets:
Commercial mortgage loans	$1,048,346	$1,038,323	$881,638	$776,059
Policy loans	1,012,014	1,144,641	1,001,518	1,297,852
Liabilities:
Policyholder account balances – Investment contracts	507,386	502,033	393,998	396,778

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives
The Company sells variable annuity products, which contain embedded derivatives. The Company has reinsurance agreements to transfer the risk related to some of these embedded derivatives to affiliates. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. In the affiliates, the Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above reinsured products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges. In addition to the hedging of guaranteed risks by Pruco Re, the Company started hedging a portion of the market exposure related to the overall capital position of our variable annuity products.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2009				December 31, 2008

	Notional Amount	Fair Value			Notional Amount	Fair Value

	Assets		Liabilities		Assets	Liabilities

	(in thousands)
Qualifying Hedge Relationships
Currency/Interest Rate	39,635	-		(1,626)	16,289	649	-

Total Qualifying Hedge Relationships	$39,635	$-		$(1,626)	$16,289	$649	$-

Non-qualifying Hedge Relationships
Interest Rate	$695,100	$10,901		$(24,084)	$103,000	$11,649	$-
Currency	2,670	10		-	2,968	150	-
Credit	112,085	11,173		(4,500)	173,947	10,126	(17,584)
Currency/Interest Rate	77,586	-		(3,898)	15,800	512	(409)
Equity	355,004	2,300		(10,706)	4	87	-

Total Non-qualifying Hedge Relationships	$1,242,445	$24,384		$(43,188)	$295,719	$22,524	$(17,993)

Total Derivatives(1)	$1,282,080	$24,384		$(44,814)	$312,008	$23,173	$(17,993)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $52 million as of December 31, 2009 and a liability of $852 million as of December 31, 2008 included in Future policy benefits.

Cash Flow Hedges
The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,

	2009	2008	2007

Cash flow hedges
Currency/ Interest Rate
Net investment income	$170	$-	$-
Other Income	(22)	14	(52)
Accumulated Other Comprehensive Income (Loss)(1)	$(2,302)	$1,063	$(1,521)

Total cash flow hedges	$(2,154)	$1,077	$(1,573)

Non-qualifying hedges
Realized investment gains (losses)
Interest Rate	$(29,765)	$(13,247)	$(15,150)
Currency	(91)	2,385	(1,401)
Currency/Interest Rate	(6,537)	-	-
Credit	9,885	(4,303)	(4,376)
Equity	(76,567)	(45)	49
Embedded Derivatives	870,445	(784,260)	(38,613)

Total non-qualifying hedges	$767,370	$(799,470)	$(59,451)

Total Derivative Impact	$765,216	$(798,393)	$(61,024)

(1)	Amounts deferred in Equity

For the year ended December 31, 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)

Balance, December 31, 2008	$(672)
Net deferred losses on cash flow hedges from January 1 to December 31, 2009	(2,472)
Amount reclassified into current period earnings	170

Balance, December 31, 2009	$(2,974)

As of December 31, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholders’ Equity.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Credit Derivatives Written
The following tables set forth exposure from credit derivatives where the company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

	December 31, 2009

	First to Default Basket

NAIC Designation(1)	Notional	Fair Value

	(in millions)
1	$-	$-
2	52	(1)

	52	(1)
3	7	-
4	-	-
5	5	-
6	-	-

Total	$64	$(1)

	December 31, 2008

	First to Default Basket

NAIC Designation(1)	Notional	Fair Value

	(in millions)
1	$5	$(1)
2	92	(15)

	97	(16)
3	1	-
4	-	-
5	6	(1)
6	-	-

Total	$104	$(17)

(1)
First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

	December 31, 2009		December 31, 2008

Industry	Notional	Fair Value	Notional	Fair Value

	(in millions)
Corporate Securities:
First to Default Baskets(1)	64	(1)	104	(17)

Total Credit Derivatives	$64	$(1)	$104	$(17)

(1)	Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $64 and $104 million notional of credit default swap (“CDS”) selling protection at December 31, 2009 and December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $85 million and $63 million at December 31, 2009 and December 31, 2008, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2009 the Company had $48 million of outstanding notional amounts, reported at fair value as an asset of $8 million.

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company manages credit risk by entering into over-the-counter derivative contracts with an affiliate Prudential Global Funding, LLC, see Note 8. The Company effects exchange-traded futures transactions through

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The Company incorporates the market’s perception of non-performance risk in determining the fair value of its OTC derivative assets and liabilities. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s business and operations that are specific to it and proceedings that are typical of the business in which it operates. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) (“Skandia”), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of the Company and serves as investment manager for certain investment options under the Company’s variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

The Company’s litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2009, 2008 and 2007. The expense charged to the Company for the deferred compensation program was $3 million and $2 million for the twelve months ended December 31, 2009 and 2008, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $4.2 million, $3.5 million and $3.5 million in 2009, 2008 and 2007, respectively.

The Company’s share of net expense for the pension plans was $8.3 million, $7.7 million and $7.4 million in 2009, 2008 and 2007, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income
Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $13.8 million for the year ended December 31, 2009. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Effective April 15, 2009, PLNJ amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $1.1 million for the year ended December 31, 2009. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in PSF. Income received from Prudential Investments LLC, related to this agreement was $10 million for the year ended December 31, 2009. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $1.772 billion at December 31, 2009 and $1.217 billion at December 31, 2008, respectively. Fees related to these COLI policies were $37 million, $32 million and $33 million for the years ending December 31, 2009, 2008 and 2007, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with Affiliates

UPARC

The Company, excluding its subsidiaries, reinsures its universal life policies having no lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse guarantee provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to the reinsurance agreement were $12 million and $366 million as of December 31, 2009 and December 31, 2008, respectively. Fees ceded to UPARC in 2009 and 2008 were $51 million and $39 million, respectively. Benefits ceded to UPARC in 2009, 2008 and 2007 were $48 million and $57 million and $30 million, respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative. Realized losses were $370 billion for December 31, 2009, while realized gains were $340 billion December 31, 2008, respectively, primarily due to the change in non-performance risk in the valuation of embedded derivatives and actual activity related to premiums and benefits. The underlying asset is reflected as a reinsurance recoverable in the Company’s Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies exclusive of those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.521 billion and $1.137 billion as of December 31, 2009 and December 31, 2008, respectively. Premiums ceded to PARCC in 2009, 2008 and 2007 were $799 million and $654 million and $528 million respectively. Benefits ceded in 2009, 2008 and 2007 were $295 million and $249 million and $197 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $174 million and $130 million and $105 million for the 2009, 2008 and 2007, respectively.

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies issued on or after January 1, 2009 through an automatic coinsurance agreement with PAR III. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $3 million as of December 31, 2009. Premiums ceded to PAR III in 2009 were $2 million.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $53 million and $46 million as of December 31, 2009 and December 31, 2008. Premiums and fees ceded to Prudential Insurance in 2009, 2008 and 2007 were $240 million, $184 million and $203 million, respectively. Benefits ceded in 2009, 2008 and 2007 were $218 million and $172 million and $191, respectively. In addition, there are two yearly renewable term agreements which the Company can offer on any life in excess of the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Company’s maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement. Reinsurance recoverables related to this agreement were $8 million and $9 million as of December 31, 2009 and December 31, 2008, respectively. Benefits ceded were $2 million for December 31, 2009 and 2008, respectively.

Pruco Re

During 2009, the Company, excluding its subsidiaries, entered into new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective August 24, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 6 Plus (“HD6 Plus”) and Spousal Highest Daily Lifetime 6 Plus (“SHD6 Plus”) benefit features sold on certain of its annuities. Fees ceded on this agreement were $0.2 million for December 31, 2009.

Effective June 30, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 7 Plus (“HD7 Plus”) and Spousal Highest Daily Lifetime 7 Plus (“SHD7 Plus”) benefit features sold on certain of its annuities. Fees ceded on this agreement were $6.7 million for December 31, 2009.

During 2008, the Company, excluding its subsidiaries entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD7 and SHD7 benefit feature sold on certain of its annuities. Fees ceded on this agreement were $11.2 million and $4.2 million for December 31, 2009 and December 31, 2008, respectively.

Effective January 28, 2008, the Company, excluding its subsidiaries entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD GRO benefit feature sold on certain of its annuities. Fees ceded on this agreement were less than $1 million, for December 31, 2009 and December 31, 2008.

The Company reinsures 100% of the risk on its Lifetime Five (“LT5”), Highest Daily Lifetime Five benefit (“HDLT5”) and Spousal Lifetime Five benefit (“SLT5”) feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re. Fees ceded on the LT5 agreement were $15.6 million and $22.5 million for December 31, 2009 and December 31, 2008, respectively.

Effective November 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit (“HDLT5”) feature. Fees ceded on this agreement were $4.8 million and $5.4 million for December 31, 2009 and December 31, 2008, respectively.

Effective March 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit (“SLT5”) feature. Fees ceded on this agreement were $1.9 million and $2.3 million for December 31, 2009 and December 31, 2008, respectively.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $9 million and $784 million as of December 31, 2009 and December 31, 2008, respectively. Realized losses were $814

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

million for December 31, 2009, while realized gains were $720 million December 31, 2008, respectively, primarily due to the change in non-performance risk in the valuation of embedded derivatives and actual activity related to premiums and benefits. The underlying asset is reflected as a reinsurance recoverable in the Company’s Consolidated Statements of Financial Position.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company’s Taiwan branch including Taiwan’s insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obliges for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

Affiliated premiums ceded for the periods ended December 31, 2009, 2008 and 2007 from the Taiwan coinsurance agreement were $77 million, $77 million and $82 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2009, 2008 and 2007 from the Taiwan coinsurance agreement were $21 million, $21 million and $17 million, respectively.

Reinsurance recoverable related to the Taiwan coinsurance agreement of $786 million and $701 million at December 31, 2009 and December 31, 2008, respectively.

Purchase of fixed maturities from an affiliate
During 2009, the Company purchased fixed maturities securities from an affiliated company, Prudential Insurance. The investments included public bonds. These securities were recorded at an amortized cost of $168 million and a fair value of $168 million.

During 2009, the Company purchased fixed maturities securities from an affiliated company, PARCC. The investments included public bonds. These securities were recorded at an amortized cost of $85 million and a fair value of $89 million. The net difference between historic amortized cost and the fair value, net of taxes was $4 million.

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $136 million and a fair value of $135 million. The net difference between historic amortized cost and the fair value, net of taxes was $1 million.

During 2007, the Company purchased fixed maturities securities from Prudential Insurance. The investments included public and private placement bonds. These securities were recorded at an amortized cost of $64 million

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

and a fair value of $64 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Affiliated Loan Agreements
During 2009, the Company issued a loan for $105 million with an affiliate Prudential International Insurance Holdings.

Debt Agreements
The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, which allows the Company to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. The Company had no borrowings outstanding and less than $1 million of borrowings outstanding under this agreement as of December 31, 2009 and December 31, 2008. Interest expense related to this debt was less than $1 million for 2009 and 2008. The related interest was charged at a variable rate ranging from 3.55% to 7.05% for 2009 and .31% to 4.31% for 2008.

Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2009 and 2008 are summarized in the table below:

	Three months ended

	March 31	June 30	September 30	December 31

	(in thousands)
2009
Total revenues	$(89,035)	$239,841	$258,896	$331,726
Total benefits and expenses	671,273	(71,911)	128,146	215,671
Income/(Loss) from operations before income taxes	(760,308)	311,752	130,750	116,055
Net income	$(466,220)	$168,816	$157,304	$74,309

2008
Total revenues	$259,712	$285,789	$234,086	$606,999
Total benefits and expenses	210,453	212,439	237,546	411,819
Income from operations before income taxes	49,259	73,350	(3,460)	195,180
Net income	$40,914	$64,659	$15,560	$128,192

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2009, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2009.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 12, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2009 and December 31, 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009. Also, the Company adopted a framework for measuring fair value on January 1, 2008, and changed its method of accounting for uncertainty in income taxes, and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 12, 2010

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 6)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 1)
(ii)	Selling Agreement used from 11-2008 to current. (Note 7)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 7)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 7)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 7)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 7)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 7)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 7)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (VULNT-2009). (Note 6)
(ii)	Rider for Insured's Accidental Death Benefit - VL110B 2000. (Note 6)
(iii)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B3-2005. (Note 6)
(iv)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182 B-2005. (Note 6)
(v)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184 B- 2005. (Note 6)
(vi)	Rider for Enhanced Cash Value - PLI 496-2005. (Note 6)
(vii)	Rider for Lapse Protection - PLI-522-2009. (Note 6)
(viii)	Rider for Overloan Protection - PLI 518-2008. (Note 6)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits: All states except FL - ORD87241-90-P. (Note 6)
(x)	Rider for Settlement Options to Provide Acceleration of Death Benefits: FL only - ORD87241-89-P. (Note 6)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 2)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 6)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 6)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 6)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Prudential. (Note 5)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005. (Note 3)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 4)
(ii)	Service Arrangement between Prudential, First Tennessee Bank National Association, and the Regulus Group. (Note 1)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr, Stephen Pelletier, Richard F. Vaccaro

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 6)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-112808, filed April 13, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6, Registration No. 333-112808, filed April 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-112808, filed April 18, 2008 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-109284, filed April 20, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Form N-6 to this Registration Statement, filed April 17, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Director

ROBERT M. FALZON - Director

BERNARD J. JACOB - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

STEPHEN PELLETIER - Director

RICHARD F. VACCARO - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

ROBERT M. FALZON - Treasurer

PHILLIP J. GRIGG - Senior Vice President, Chief Actuary and Appointed Actuary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 26, 2010.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 17, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Depositor ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Margaret R. Horn (Note 1)	Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 8)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Yolanda M. Doganay (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. Topp (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Richard W. Kinville (Note 2)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Robert M. Falzon (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 13001 County Road 10, Plymouth, MN 55442

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $8,360,812 in 2009, $15,852,244 in 2008, and $16,112,532 in 2007.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $67,749,409, which represents Prusec's total 2009 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.

Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation

Prusec	$53,875,442	$-0-	$13,873,967	$-0-

* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 8th day of April, 2010.

(Seal)
Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 8th day of April, 2010.

Signature and Title

/s/ *
Tucker I. Marr
Vice President, Chief Financial Officer, and
Chief Accounting Officer

/s/ *
James J. Avery, Jr.
Director

/s/ *
Thomas J. Diemer
Director

/s/ *
Robert M. Falzon
Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Scott D. Kaplan
Director

/s/ *
Stephen Pelletier
Director

/s/ *
Richard F. Vaccaro
Director
*By: /s/ Thomas C. Castano Thomas C. Castano (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(c) Underwriting Contracts:	(i) Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company.	C-

(i) Administrative Contracts:	(ii) Service Arrangement between Prudential, First Tennessee Bank National Association, and the Regulus Group.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr, Stephen Pelletier, Richard F. Vaccaro	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq. as to the legality of the securities being registered.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-